UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Secretary
Westcore Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2009 - December 31, 2009

Item 1.  Reports to Stockholders.

2009 ANNUAL REPORT

DECEMBER 31, 2009

WESTCORE EQUITY FUNDS
WESTCORE GROWTH FUND
WESTCORE MIDCO GROWTH FUND
WESTCORE SELECT FUND
WESTCORE BLUE CHIP FUND
WESTCORE MID-CAP VALUE FUND
WESTCORE SMALL-CAP OPPORTUNITY FUND
WESTCORE SMALL-CAP VALUE FUND
WESTCORE MICRO-CAP OPPORTUNITY FUND
WESTCORE INTERNATIONAL FRONTIER FUND

WESTCORE BOND FUNDS
WESTCORE FLEXIBLE INCOME FUND
WESTCORE PLUS BOND FUND
WESTCORE COLORADO TAX-EXEMPT FUND

Westcore Funds are managed by Denver Investments

TABLE OF CONTENTS

SHAREHOLDER LETTER	2
FUND OVERVIEWS
Westcore Growth Fund	3
Westcore MIDCO Growth Fund	5
Westcore Select Fund	7
Westcore Blue Chip Fund	9
Westcore Mid-Cap Value Fund	11
Westcore Small-Cap Opportunity Fund	13
Westcore Small-Cap Value Fund	15
Westcore Micro-Cap Opportunity Fund	17
Westcore International Frontier Fund	19
Westcore Flexible Income Fund	21
Westcore Plus Bond Fund	23
Westcore Colorado Tax-Exempt Fund	25
FUND EXPENSES	27
IMPORTANT DISCLOSURES	29
TRUSTEES AND OFFICERS	32
FINANCIAL STATEMENTS	35
Statements of Investments	36
Statements of Assets and Liabilities	73
Statements of Operations	75
Statements of Changes in Net Assets	77
Financial Highlights	81
Notes to Financial Statements	89
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	106
SHAREHOLDER TAX INFORMATION	107
OTHER IMPORTANT INFORMATION	108

SHAREHOLDER LETTER

DEAR FELLOW SHAREHOLDERS:

The economy appears to be on the road to recovery.  However we believe it will be a number of years before the stock market returns to the levels seen before the 2008-2009 financial crisis.

In the bear market of 1973-1974, equities suffered declines comparable to 2008-2009 and it took five years to recover.  We believe we are facing a similarly long recovery period today.  However we also believe that now, as then, patient, long-term investors will achieve the best results.

For all of us, the question now is – what’s next?  We believe it is a gradual return to economic growth, higher stock prices and higher interest rates.  In our opinion, the road will likely be bumpy.  Globally, economic and business crosscurrents are currently making investment decisions challenging.

Every market environment has its challenges and our seasoned investment professionals work collaboratively to leverage knowledge gained from years of work in the industry.  As a Westcore Funds shareholder, you have access to the experience and dedication of our investment professionals.  Additionally our team approach is designed to offer specialization as well as collaboration in the management of each Westcore Fund.

While we cannot guarantee what the future holds, for many investors, we believe maintaining a well thought out asset mix of mutual funds in your portfolio may help in reaching your financial goals.  For building your portfolio, the Westcore Family of Funds offers growth, value and international equity as well as fixed income funds.

The following report includes manager commentaries for each Westcore Fund to provide you a better understanding of how each portfolio performed in 2009 and how it is positioned for the future.  We hope you find this information useful.

As always, thank you for your investment in the Westcore Funds.

Jack D. Henderson Chairman	Todger Anderson, CFA President

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Ongoing market volatility may subject fund performance to substantial short-term changes.

WESTCORE GROWTH FUND (WTEIX, WILGX)

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Lead Portfolio Manager
Craig W. Juran, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	39.54%	-2.24%	0.75%	0.35%	8.13%	6/1/88
Institutional Class (WILGX)	39.64	-2.18	0.79	0.37	8.14	9/28/07
Russell 1000® Growth Index	37.21	-1.88	1.64	-3.98	8.84
Lipper Large-Cap Growth Index	38.50	-2.28	1.01	-4.51	8.08

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 1.04%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.91%, Net: 0.93%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
Investors have not seen a decade so futile since the 1930s, with the broad domestic equity markets flat to down for the ten year period ended December 31, 2009.  Marred by the terrorists’ attacks on September 11, a war in the Middle East, the collapse of the housing market, two major bear markets, a broken banking system, and the Bernie Madoff scandal, it was a period we all shall not soon forget.

▪
Much like the last decade, 2009 had tremendous peaks and valleys, with a great deal of volatility and speculation thrown into the mix. The market went from predicting the next “Great Depression” during March 2009 to igniting one of the most powerful rallies in the last fifty years as economic data started to stabilize.

▪
The information technology sector was the Westcore Growth Fund’s main driver of outperformance relative to the benchmark in 2009 and included four of the Fund’s top five performing stocks for the year.  The consumer staples and health care sectors were also strong relative contributors.

▪
Within information technology, Apple Inc. continued to create new and exciting products for enhancing the digital media experience.  Another information technology sector holding, Google Inc., is the proverbial 800-pound gorilla of search engines.  However, we believe its growth prospects reach far beyond  paid search, including its new Droid phone, its mobile ad platform, YouTube, local search, and emerging ad agency business, just to name a few.

▪
The largest detractors from the Fund’s performance relative to the benchmark in 2009 were the financials, consumer discretionary and industrials sectors.  We believe the financials sector was under pressure due to uncertainty surrounding potential government control, fears of a “second stress test” and the short-term dilution of shares issued by several large institutions in order to pay back Troubled Asset Relief Program “TARP” funding.  In both the consumer discretionary and industrials sectors, our stock selection hindered the Fund’s returns as more conservative investments lagged riskier ones.  Although we believe Fund holdings such as Norfolk Southern Corp., Raytheon Co., AFLAC Inc. and McDonald’s Corp. are solid franchises with strong competitive positions, they hurt the Fund’s return during 2009.

▪
It is easy for investors to be pessimistic about the equity markets and the U.S. economy in light of the challenges of the past ten years.  However, as we begin a new year and a new decade, we believe large-cap growth companies are well positioned for the future.  During the downturn, many of the companies held in the Fund streamlined their businesses.  We believe they are entering a period of tremendous growth opportunity both within the U.S. and, potentially even more importantly, globally.

WESTCORE GROWTH FUND (continued)

Stock Performance

(for the year ended 12/31/09)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Apple Inc.	4.75%	5.58%
Google Inc.	4.73	3.85
Broadcom Corp.	2.21	2.40
Amazon.com Inc.	1.77	2.18
Cisco Systems Inc.	3.76	2.09

Bottom 5 Stocks
McDonald’s Corp.	1.35%	-0.53%
AFLAC Inc.	0.07	-0.69
Raytheon Co.	0.40	-0.79
Gilead Sciences Inc.	2.90	-0.79
Norfolk Southern Corp.	0.96	-1.01

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Apple Inc.	5.0%
Google Inc.	4.9
Microsoft Corp.	4.0
Cisco Systems, Inc.	3.5
Hewlett-Packard Co.	3.4
United Technologies Corp.	2.8
Medco Health Solutions Inc.	2.6
MasterCard Inc. - Class A	2.4
Marvell Technology Group Ltd.	2.3
PepsiCo Inc.	2.3
Total (% of Net Assets)	33.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

	Morningstar Rating™ as of 12/31/09	Number of Funds in Large Growth Category
Overall	««««	1,548
3 Year	«««	1,548
5 Year	«««	1,276
10 Year	««««	698

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Growth Fund	Russell 1000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$67.0	$76.3
Price/Earnings (1 year trailing)	27.3x	22.9x
EPS Growth (3 year historical)	15.1%	13.4%
Number of Holdings	60	623
Portfolio Turnover Rate	83%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore	Russell 1000®	Relative Weights
	Growth Fund	Growth Index	Under	Over
Consumer Discretionary	12.2%	10.5		1.7%
Consumer Staples	2.3	15.7	-13.4
Energy	8.1	4.1		4.0
Financials	6.5	5.0		1.5
Healthcare	12.2	15.9	-3.7
Industrials	12.0	10.2		1.8
Information Technology	39.1	33.2		5.9
Materials	4.9	3.9		1.0
Telecommunication Services	2.2	0.6		1.6
Utilities	0.0	0.9	-0.9
ST Investments/Net Other Assets	0.5	0.0		0.5
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $10	11.9%	11
$10 - $50	46.3	32
$50 - $100	16.8	9
Over $100	25.0	8

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

William S. Chester, CFA Lead Portfolio Manager Mitch S. Begun, CFA Co-Portfolio Manager Adam C. Bliss Co-Portfolio Manager	Jeffrey J. Loehr, CFA Co-Portfolio Manager F. Wiley Reed, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	46.48%	-3.51%	1.07%	0.15%	10.07%	8/1/86
Institutional Class (WIMGX)	46.63	-3.40	1.13	0.18	10.08	9/28/07
Russell MidcapTM Growth Index	46.29	-3.18	2.40	-0.52	9.39
Lipper Mid-Cap Growth Index	42.65	-1.04	3.35	-1.47	8.87

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 1.04%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Manager Commentary

▪
Investors will likely remember 2009 as a year of extremes.  It began with investors still reeling from the financial debacle in the fall of 2008 and the economy in steep decline.  Profits for 2009 and beyond looked bleak and stock prices reflected this pessimism.  However by the second quarter, investors found themselves echoing Federal Reserve Bank Chairman Ben Bernanke, noting the emergence of “green shoots” and an economy beginning to stabilize.  These early signs of strength turned to real economic growth in the second half of 2009.

▪
As a result of an overweight position and strong stock selection, the Westcore MIDCO Growth Fund’s best performing sector relative to the benchmark in 2009 was consumer discretionary.  Fund holding TJX Companies Inc., an off-price apparel and home fashions retailer, was the top performer in the sector, as consumers exhibited more value-based behavior.  Another outstanding performer in the sector was Fund holding Netflix Inc., an online movie rental subscription service provider.  Netflix generated strong subscriber growth propelling profits.

▪
The information technology sector was another strong contributor to the Fund’s performance relative to the benchmark.  In the sector, Marvell Technology Group Ltd. was the Fund’s best performer for the year.  This designer and developer of semiconductors benefitted from cost restructuring and its innovative solutions for storage and communications devices.  Another strong performer in the sector was Fund holding Western Digital Corp.  This electronic hard drive manufacturer exhibited a strong financial position and introduced novel new products capable of taking share from competitors.

▪	The Fund’s absence of investments in the utilities sector was a positive contributor to performance relative to the benchmark as the sector significantly underperformed.

▪
The sectors that detracted from the Fund’s performance relative to the benchmark were industrials, healthcare and energy.  In industrials, Fund holdings Delta Air Lines Inc. and Continental Airlines Inc. significantly underperformed, experiencing a moderation in air travel demand for much of the year.  Within the healthcare sector, debate regarding reform of the U.S. healthcare system contributed to the underperformance of Fund holding Humana Inc. a provider of health benefit plans to employer groups and government benefit programs.  Although the majority of the Fund’s energy sector holdings performed well for the year, energy did detract from performance relative to the benchmark as Fund investments in North American natural gas and exploration companies did not keep pace with the benchmark.

▪
The economy appears to be on the mend, and we expect this to translate into higher equity prices.  As of December 31, 2009, the Fund was overweight in the industrials, materials, energy, financials, and consumer discretionary sectors.  We are excited about the prospects that lie ahead and are confident in our disciplined investment approach.  We would like to thank you for your continued investment.

WESTCORE MIDCO GROWTH FUND (continued)

Stock Performance

(for the year ended 12/31/09)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Marvell Technology Group Ltd.	1.78%	3.13%
Western Digital Corp.	1.04	2.50
Celanese Corp. - Series A	1.41	2.11
TJX Companies Inc.	2.14	1.92
Netflix, Inc.	1.10	1.84

Bottom 5 Stocks
Amedisys, Inc.	0.29%	-0.72%
Cephalon Inc.	1.69	-0.92
Humana Inc.	0.36	-1.11
Continental Airlines Inc.	0.56	-1.57
Delta Air Lines Inc.	0.76	-3.16

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Goodrich Corp.	2.4%
T. Rowe Price Group Inc.	2.3
Cabot Oil & Gas Corp.	2.2
Silicon Laboratories Inc.	2.2
Coach Inc.	2.1
Dolby Laboratories Inc.	2.1
Cooper Industries PLC	2.0
CF Industries Holdings Inc.	2.0
Sybase Inc.	2.0
Marvell Technology Group Ltd.	1.9
Total (% of Net Assets)	21.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/09	Category
Overall	«««	727
3 Year	«««	727
5 Year	«««	631
10 Year	«««	338

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore MIDCO	Russell MidcapTM
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$5.5	$6.6
Price/Earnings (1 year trailing)	24.1x	22.9x
EPS Growth (3 year historical)	12.3%	12.5%
Number of Holdings	67	492
Portfolio Turnover Rate	121%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore MIDCO	Russell MidcapTM	Relative Weights
	Growth Fund	Growth Index	Under	Over
Consumer Discretionary	18.2%	17.6%		0.6%
Consumer Staples	2.6	7.3	-4.7
Energy	7.5	5.4		2.1
Financials	10.4	8.7		1.7
Healthcare	10.5	13.5	-3.0
Industrials	18.4	14.7		3.7
Information Technology	22.4	24.0	-1.6
Materials	6.8	4.7		2.1
Telecommunication Services	1.3	1.1		0.2
Utilities	0.0	3.0	-3.0
ST Investments/Net Other Assets	1.9	0.0		1.9
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	0.0%	0
$1 - $5	56.3	41
$5- $10	30.6	19
Over $10	13.1	7

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SELECT FUND (WTSLX)

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

William S. Chester, CFA Lead Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSLX)	41.08%	2.20%	6.47%	5.45%	12.91%	10/1/99
Russell MidcapTM Growth Index	46.29	-3.18	2.40	-0.52	2.77
Lipper Mid-Cap Growth Index	42.65	-1.04	3.35	-1.47	2.41

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.16%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Westcore Select Fund may participate in the initial public offering (“IPO”) market, and a significant portion of the Fund’s since inception return is attributable to its investments in IPOs, which in turn have had a magnified impact due to the Fund’s relatively small asset base. As the Fund’s assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Manager Commentary

▪
Investors will likely remember 2009 as a year of extremes.  It began with investors still reeling from the financial debacle in the fall of 2008 and the economy in steep decline.  Profits for 2009 and beyond looked bleak and stock prices reflected this pessimism.  However by the second quarter, investors found themselves echoing Federal Reserve Bank Chairman Ben Bernanke, noting the emergence of “green shoots” and an economy beginning to stabilize.  These early signs of strength turned to real economic growth in the second half of 2009.

▪
Consumer staples was one of the Westcore Select Fund’s top contributing sectors relative to the benchmark in 2009.  In the sector, Herbalife Ltd., an international distributor of nutritional supplements, produced strong results due to robust demand across global markets and a strong adoption of the company’s single-serve product offering.

▪
Although the information technology sector was not among the top three performers relative to the benchmark, it was a strong contributor for the year.  Four of the Fund’s top five performing stocks in 2009 were information technology holdings.  In the sector, Marvell Technology Group Ltd., a designer and developer of semiconductors, performed well benefitting from cost restructuring and its innovative solutions for storage and communications devices.  Another strong performer in the sector was Fund holding Western Digital Corp.  This electronic hard drive manufacturer exhibited a strong financial position and introduced novel new products capable of taking share from competitors.

▪	The Fund’s absence of investments in the utilities sector was a positive contributor to performance relative to the benchmark as the sector significantly underperformed.

▪
The healthcare, industrials and energy sectors were the Fund’s largest detractors relative to the benchmark.  In healthcare, debate regarding reform of the U.S. healthcare system contributed to the underperformance of Fund holdings Humana Inc., a provider of health benefit plans and programs and Amedisys Inc., a provider of home health services.  In the industrials sector, Fund holding Delta Air Lines Inc., significantly underperformed, experiencing a moderation in air travel demand for much of the year.  Although the majority of the Fund’s energy sector holdings performed well for the year, energy did detract from performance relative to the benchmark as Fund investments in North American natural gas and exploration companies did not keep pace with the benchmark.

▪
The economy appears to be on the mend, and we expect this to translate into higher equity prices.  As of December 31, 2009, the Fund was overweight positions in the industrial and consumer discretionary sectors while having underweight positions in the consumer staples, utilities and healthcare sectors.  Also as of December 31, the five largest stock positions in the Fund were Silicon Laboratories Inc., Analog Devices Inc., Goodrich Corp., Xilinx Inc., and Cooper Industries PLC.  We are excited about the prospects that lie ahead and are confident in our disciplined investment approach.  We would like to thank you for your continued investment.

WESTCORE SELECT FUND (continued)

Stock Performance

(for the year ended 12/31/09)

	Average	Contribution
Top 5 Stocks	Weight	to Return
Herbalife Ltd.	3.55%	6.23%
Marvell Technology Group Ltd.	3.56	6.01
Western Digital Corp.	2.46	5.81
Lam Research Corp.	3.82	3.89
Broadcom Corp.	2.56	3.73

Bottom 5 Stocks
DISH Network Corp.	0.23%	-2.61%
Amedisys Inc.	1.21	-2.74
Humana Inc.	0.83	-3.29
NCR Corp.	0.66	-4.10
Delta Air Lines Inc.	1.97	-4.85

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Silicon Laboratories Inc.	4.5%
Analog Devices Inc.	4.5
Goodrich Corp.	4.4
Xilinx Inc.	4.4
Cooper Industries PLC	4.4
T. Rowe Price Group Inc.	4.3
King Pharmaceuticals Inc.	4.3
Sybase Inc.	4.1
CF Industries Holdings Inc.	4.1
Dolby Laboratories Inc.	4.0
Total (% of Net Assets)	43.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/09	Category
Overall	«««««	727
3 Year	«««««	727
5 Year	«««««	631
10 Year	««««	338

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore	Russell MidcapTM
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$5.0	$6.6
Price/Earnings (1 year trailing)	24.6x	22.9x
EPS Growth (3 year historical)	9.6%	12.5%
Number of Holdings	26	492
Portfolio Turnover Rate	217%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore	Russell MidcapTM	Relative Weights
	Select Fund	Growth Index	Under	Over
Consumer Discretionary	20.4%	17.6%		2.8%
Consumer Staples	0.0	7.3	-7.3
Energy	3.8	5.4	-1.6
Financials	7.7	8.7	-1.0
Healthcare	11.1	13.5	-2.4
Industrials	25.4	14.7		10.7
Information Technology	24.5	24.0		0.5
Materials	4.1	4.7	-0.6
Telecommunication Services	0.0	1.1	-1.1
Utilities	0.0	3.0	-3.0
ST Investments/Net Other Assets	3.0	0.0		3.0
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	3.5%	1
$1 - $5	52.8	14
$5 - $10	36.2	9
Over $10	7.5	2

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE BLUE CHIP FUND (WTMVX, WIMVX)

Fund Strategy

Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager Derek R. Anguilm, CFA Co-Portfolio Manager Mark M. Adelmann, CFA, CPA Co-Portfolio Manager	Troy Dayton, CFA Co-Portfolio Manager Lisa Z. Ramirez, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Standard & Poor’s is the source and owner of the S&P Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	29.87%	-5.13%	0.64%	1.27%	8.40%	6/1/88
Institutional Class (WIMVX)	30.10	-4.98	0.74	1.31	8.42	9/28/07
S&P 500 Index	26.47	-5.63	0.42	-0.95	9.13
Lipper Large-Cap Core Index	28.15	-4.91	0.61	-1.20	8.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.13%, Net: 1.13%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.98%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
The first decade of the 21st century was filled with events that altered the economic landscape – the shock and tragedy of 9/11, two recessions, exposure of numerous Ponzi schemes, and the near collapse of the international banking system are but a few.  Early in 2009, markets were still grappling with the financial crisis that erupted in the fall of 2008. However, economic indicators continued to improve prompting a strong market rally beginning in March.

▪
The Fund’s best-performing sectors relative to the benchmark in 2009 were consumer cyclicals, energy and basic materials.  In consumer cyclicals, Fund holding Expedia Inc. delivered earnings and cash flow that exceeded expectations.  This online travel agency benefitted as investors predicted better prospects for travel booking amidst the improving economic outlook.  While energy was one of the weaker sectors in the S&P 500, the Fund’s energy holdings outperformed the benchmark, led by Transocean Ltd.  This provider of long-term contracts for offshore drilling rigs to oil and gas companies, struggled in 2008 as investors seemed to disregard the stability that long-term contracts can provide.  Results reported in 2009 appear to have given investors confidence in the value of these long-term contracts.

▪
The Fund’s largest detractors relative to the benchmark were the technology, capital goods and transportation sectors.  While the Fund’s technology holdings all posted positive returns, they did not keep pace with the benchmark’s holdings in the sector.  Within capital goods, Fund holding Raytheon Co. was up modestly, but underperformed more economically sensitive companies in the sector.  We believe this aerospace and defense company has a strong balance sheet and a durable business, but sustainability of defense spending appears to have concerned investors in 2009.  Although the medical/healthcare sector was not a detractor from Fund performance in 2009, Fund holding Amgen Inc. struggled.  Amgen, a biotechnology company, released favorable trial data for two products, but investors apparently remained concerned with potential government healthcare reform and possible impacts that product bundling and usage could have on the company.

▪
The financial crisis of 2008-2009 appears to have abated.  We believe 2010 should be a year of progress with many things in place, including monetary and fiscal stimulus programs, which should accelerate economic growth.  While the low-quality, low share-price rally that began on March 9 defined much of 2009, these “junk” rallies have historically lasted months, not years.  It appears to us that company fundamentals will be much more relevant in 2010 and we believe this environment should favor our disciplined, research-driven investment process.  As always, we thank you for your continued investment and confidence.

WESTCORE BLUE CHIP FUND (continued)

Stock Performance

(for the year ended 12/31/09)

	Average	Contribution
Top 5 Stocks	Weight	to Return
Expedia Inc.	1.81%	2.25%
Cisco Systems Inc.	4.17	2.03
International Business
Machines Corp.	3.17	1.83
Transocean Ltd.	2.82	1.80
International Paper Co.	1.58	1.75

Bottom 5 Stocks
Amgen Inc.	2.95%	-0.28%
Exxon Mobil Corp.	1.27	-0.28
Bank of America Corp.	1.21	-0.35
Raytheon Co.	1.65	-0.39
Abbott Laboratories	2.83	-0.49

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Cisco Systems Inc.	4.3%
Occidental Petroleum Corp.	4.0
QUALCOMM Inc.	3.2
International Paper Co.	3.1
International Business Machines Corp.	3.1
JPMorgan Chase & Co.	3.0
Transocean Ltd.	3.0
Altera Corp.	2.9
Symantec Corp.	2.8
Amgen Inc.	2.6
Total (% of Net Assets)	32.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 12/31/09	Category
Overall	«««	1,757
3 Year	«««	1,757
5 Year	«««	1,376
10 Year	««««	710

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Blue	S&P 500
	Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$55.4	$80.5
Price/Cash Flow (1 year trailing)	9.6x	10.4x
Price/Book Value	2.8x	3.1x
Price/Earnings (1 year trailing)	20.6x	22.1x
Number of Holdings	49	500
Portfolio Turnover Rate	21%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore Blue	S&P 500	Relative Weights
	Chip Fund	Index	Under	Over
Basic Materials	6.6%	3.1%		3.5%
Capital Goods	4.5	7.3	-2.8
Commercial Services	4.7	2.3		2.4
Communications	8.2	8.1		0.1
Consumer Cyclical	12.8	12.7		0.1
Consumer Staples	7.0	10.5	-3.5
Energy	10.5	11.1	-0.6
Interest Rate Sensitive	12.5	12.7	-0.2
Medical & Healthcare	10.6	11.8	-1.2
REITs	0.0	1.2	-1.2
Technology	15.0	13.4		1.6
Transportation	3.6	2.1		1.5
Utilities	3.1	3.7	-0.6
ST Investments/Net Other Assets	0.9	0.0		0.9
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $10	18.5%	9
$10 - $50	47.2	27
$50 - $100	14.8	5
Over $100	19.5	8

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MID-CAP VALUE FUND (WTMCX)

Fund Strategy

Investing in medium-sized companies whose stocks appear to be undervalued.

Kris B. Herrick, CFA Co-Portfolio Manager Derek R. Anguilm, CFA Co-Portfolio Manager Mark M. Adelmann, CFA, CPA Co-Portfolio Manager	Troy Dayton, CFA Co-Portfolio Manager Lisa Z. Ramirez, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	31.95%	-8.23%	0.10%	5.40%	7.46%	10/1/98
Russell MidcapTM Value Index	34.21	-6.62	1.98	7.58	7.91
Lipper Mid-Cap Value Index	39.74	-4.43	1.89	6.28	7.83

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
The first decade of the 21st century was filled with events that altered the economic landscape – the shock and tragedy of 9/11, two recessions, exposure of numerous Ponzi schemes, and the near collapse of the international banking system are but a few.  Over the past ten years, the Fund’s investment team and our investment processes have evolved, but our goal of providing strong risk-adjusted returns for our shareholders has remained.  There have been challenges along the way and 2009 was no exception as early in the year markets continued to grapple with the financial crisis that erupted in the fall of 2008. However, economic indicators continued to improve prompting a strong market rally beginning in March.

▪
The sectors that contributed most significantly to the Westcore Mid-Cap Value Fund’s performance relative to the benchmark in 2009 were interest-rate sensitive, consumer staples and transportation.  Assured Guaranty Ltd. became the last remaining highly rated financial guarantor in 2009, having completed a merger with its primary competitor in the second quarter.  Improving financial markets, recognition of the attractive financial attributes of the acquisition and confirmation by the rating agencies led to this interest rate sensitive sector holding’s strong performance for the year.  Although the medical/healthcare sector was not one of the Fund’s top contributors, Life Technologies Corp., a holding in the sector, was one of the Fund’s best performers.  This manufacturer of medical tools and consumables introduced new products that allow for faster genetic discovery which drove an increase in demand.  At the same time, increased research funding for its customers helped drive solid revenue growth.

▪
The Fund’s weakest contributing sectors relative to the benchmark came from medical/healthcare, technology and basic materials in 2009.  Cephalon Inc., a specialty pharmaceutical manufacturer, was the main detractor within the medical/healthcare sector.  Cephalon came under pressure as concerns arose regarding the company’s new product portfolio.  Although these setbacks were disappointing, we believe multiple product opportunities position Cephalon well moving forward.  Pactiv Corp., a consumer and foodservice food packaging producer, underperformed despite beating earnings estimates throughout the year.  This basic materials holding struggled as investors appeared to seek more cyclical stocks with greater leverage in an economic recovery.

▪
Current economic data indicates that the economy is moving out of recession.  We believe many things are in place, including monetary and fiscal stimulus programs, which will accelerate economic growth in 2010.  While the low-quality, low share-price rally that began on March 9 defined much of 2009, these “junk” rallies have historically lasted months, not years.  We believe company fundamentals will be much more relevant in 2010 and this should favor our disciplined, research-driven investment process.  As always, we thank you for your continued investment and confidence.

WESTCORE MID-CAP VALUE FUND (continued)

Stock Performance

(for the year ended 12/31/09)

	Average	Contribution
Top 5 Stocks	Weight	to Return
International Paper Co.	1.60%	2.16%
Life Technologies Corp.	1.94	1.89
Assured Guaranty Ltd.	1.80	1.85
Invesco Ltd.	2.60	1.83
General Cable Corp.	2.14	1.64

Bottom 5 Stocks
Pactiv Corp.	1.82%	-0.45%
Omnicare Inc.	2.12	-0.52
Zions Bancorporation	1.03	-0.72
Cephalon Inc.	2.08	-0.93
Marshall & Ilsley Corp.	0.14	-1.69

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
International Paper Co.	3.2%
Reinsurance Group of America Inc.	2.8
Autoliv Inc.	2.6
Westar Energy Inc.	2.4
Quanta Services Inc.	2.4
Crown Holdings Inc.	2.3
PartnerRe Ltd.	2.2
CommScope Inc.	2.2
Life Technologies Corp.	2.2
CenterPoint Energy Inc.	2.2
Total (% of Net Assets)	24.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Blend
	as of 12/31/09	Category
Overall	««	369
3 Year	««	369
5 Year	««	303
10 Year	«««	152

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Mid-Cap	Russell MidcapTM
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$5.3	$5.9
Price/Cash Flow (1 year trailing)	8.3x	8.9x
Price/Book Value	1.9x	1.7x
Price/Earnings (1 year trailing)	17.7x	20.8x
Number of Holdings	61	553
Portfolio Turnover Rate	27%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore Mid-Cap	Russell MidcapTM	Relative Weights
	Value Fund	Value Index	Under	Over
Basic Materials	8.8%	8.1%		0.7%
Capital Goods	3.0	7.0	-4.0
Commercial Services	5.9	3.8		2.1
Communications	3.6	3.9	-0.3
Consumer Cyclical	11.4	11.6	-0.2
Consumer Staples	4.8	7.1	-2.3
Energy	8.4	8.8	-0.4
Interest Rate Sensitive	18.0	19.0	-1.0
Medical & Healthcare	7.7	4.1		3.6
REITs	5.3	8.6	-3.3
Technology	8.3	5.0		3.3
Transportation	0.7	1.1	-0.4
Utilities	13.2	11.9		1.3
ST Investments/Net Other Assets	0.9	0.0		0.9
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Bil)	Percent of Total Investments*	Number of Holdings
$0 - $1	0.0%	0
$1 - $5	60.9	38
$5 - $10	26.8	17
Over $10	12.3	6

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX, WISCX)

Fund Strategy

Investing in small-company stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager Derek R. Anguilm, CFA Co-Portfolio Manager Mark M. Adelmann, CFA, CPA Co-Portfolio Manager	Troy Dayton, CFA Co-Portfolio Manager Lisa Z. Ramirez, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSCX)	28.49%	-7.32%	-0.55%	6.36%	7.85%	12/28/93
Institutional Class (WISCX)	28.73	-7.17	-0.46	6.41	7.88	9/28/07
Russell 2000® Index	27.17	-6.06	0.51	3.51	7.11
Lipper Small-Cap Core Index	34.50	-4.06	1.55	5.24	8.46

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.71%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.39%, Net: 1.09%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
The first decade of the 21st century was filled with events that altered the economic landscape – the shock and tragedy of 9/11, two recessions, exposure of numerous Ponzi schemes, and the near collapse of the international banking system are but a few. In those ten years, the Westcore Small-Cap Opportunity Fund’s investment team and processes have evolved, but our goal of providing strong risk-adjusted returns has remained. There have been challenges along the way and 2009 was no exception as early in the year markets continued to grapple with the financial crisis that erupted in the fall of 2008. However, economic indicators continued to improve prompting a strong market rally beginning in March.

▪
The Fund’s best-performing sectors relative to the benchmark in 2009 were the communications, capital goods and interest rate sensitive sectors.  On an absolute basis, the Fund’s top contributing sectors were consumer cyclicals and technology.

▪
One of the Fund’s best performing holdings was Veeco Instruments Inc.  This technology sector holding experienced strong demand for its LED tools.  We think Veeco is well positioned to take advantage of continued growth in LED usage.  Another top contributor was consumer cyclical holding Steven Madden Ltd.  This designer, marketer and retailer of fashion footwear for women, men and children benefitted from strong boot sales, attractively-priced innovative products and tightly controlled inventory levels.

▪
For the year, the sectors that detracted most from the Fund’s performance relative to the benchmark were commercial services, technology and utilities.  On an absolute basis, the largest detractors were the interest rate sensitive and commercial services sectors.

▪
The turbulent interest rate sensitive sector produced three of the Fund’s bottom five performers.  An example is PacWest Bancorp, a community bank operator with multiple branch offices in California.  While we believe the company generally remained sound, concerns over commercial real estate in southern California weighed on stock performance.  Medical/healthcare holding Kendle International Inc. was the largest detractor in the sector.  This global clinical research organization struggled as merger activity within its customer base, coupled with a renewed focus on terminating low probability drug candidates, pressured revenue and profitability.  We believe a focus on cutting costs and demand for more efficient research and development bodes well for Kendle’s future.

▪
Current economic data indicates that the economy is moving out of recession.  We believe many things are in place, including monetary and fiscal stimulus programs, which will accelerate economic growth in 2010.  While the low-quality, low share-price rally that began on March 9 defined much of 2009, these “junk” rallies have historically lasted months, not years.  We believe company fundamentals will be much more relevant in 2010 and this should favor our disciplined, research-driven investment process.  As always, we thank you for your continued investment and confidence.

WESTCORE SMALL-CAP OPPORTUNITY FUND (continued)

Stock Performance

(for the year ended 12/31/09)

	Average	Contribution
Top 5 Stocks	Weight	to Return
NewMarket Corp.	2.12%	3.20%
Veeco Instruments Inc.	1.31	2.71
Aeropostale Inc.	1.80	2.44
Steven Madden Ltd.	2.36	2.09
Casey’s General Stores Inc.	2.84	1.99

Bottom 5 Stocks
Boston Private Financial
Holdings Inc.	1.12%	-0.56%
Headwaters Inc.	0.09	-0.56
Kendle International Inc.	0.68	-0.70
PacWest Bancorp.	1.36	-0.85
UCBH Holdings Inc.	0.19	-2.71

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
NewMarket Corp.	3.0%
Orthofix International N.V.	2.7
STERIS Corp.	2.6
Veeco Instruments Inc.	2.5
South Jersey Industries Inc.	2.5
EnPro Industries Inc.	2.4
Waste Connections Inc.	2.3
EMCOR Group Inc.	2.3
Syniverse Holdings Inc.	2.2
Steiner Leisure Ltd.	2.1
Total (% of Net Assets)	24.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/09	Category
Overall	«««	566
3 Year	«««	566
5 Year	«««	467
10 Year	«««	243

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,177	$1,012
Price/Cash Flow (1 year trailing)	8.2x	10.5x
Price/Book Value	2.0x	2.3x
Price/Earnings (1 year trailing)	19.2x	23.6x
Number of Holdings	67	2,006
Portfolio Turnover Rate	24%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)

	Westcore Small-Cap	Russell 2000®	Relative Weights
	Opportunity Fund	Index	Under	Over
Basic Materials	6.1%	5.0%		1.1%
Capital Goods	7.7	6.4		1.3
Commercial Services	5.0	8.3	-3.3
Communications	4.4	4.3		0.1
Consumer Cyclical	16.0	14.2		1.8
Consumer Staples	3.9	4.4	-0.5
Energy	5.4	5.5	-0.1
Interest Rate Sensitive	13.9	15.2	-1.3
Medical & Healthcare	13.1	13.7	-0.6
REITs	3.6	5.2	-1.6
Technology	11.5	11.9	-0.4
Transportation	2.9	2.6		0.3
Utilities	3.9	3.3		0.6
ST Investments/Net Other Assets	2.6	0.0		2.6
Total (% of Net Assets)	100.0%	100.0%
Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	13.7%	14
$500 - $1,000	37.8	24
$1,000 - $2,000	34.4	20
Over $2,000	14.1	9

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP VALUE FUND (WTSVX, WISVX)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager Derek R. Anguilm, CFA Co-Portfolio Manager Mark M. Adelmann, CFA, CPA Co-Portfolio Manager	Troy Dayton, CFA Co-Portfolio Manager Lisa Z. Ramirez, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	22.08%	-7.81%	0.22%	N/A	0.38%	12/13/04
Institutional Class (WISVX)	22.16	-7.74	0.26	N/A	0.42	9/28/07
Russell 2000® Value Index	20.57	-8.22	-0.01	N/A	0.28
Lipper Small-Cap Value Index	33.00	-5.17	1.42	N/A	2.07

Retail Class Annual Expense Ratio (per the current prospectus) —Gross: 1.39%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.52%, Net: 1.22%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
The first decade of the 21st century was filled with events that altered the economic landscape – the shock and tragedy of 9/11, two recessions, exposure of numerous Ponzi schemes, and the near collapse of the international banking system are but a few.  In the five years since we launched the Westcore Small-Cap Value Fund, the investment team and processes have evolved, but our goal of providing strong risk-adjusted returns has remained. There have been challenges along the way and 2009 was no exception as early in the year markets continued to grapple with the financial crisis that erupted in the fall of 2008. However, economic indicators continued to improve prompting a strong market rally beginning in March.

▪
The interest-rate sensitive, consumer staples and energy sectors provided the greatest contribution to the Fund’s return relative to the benchmark in 2009.  Within consumer staples, the standout contributor was Tupperware Brands Corp., a direct seller of food storage, beauty, and personal care products.  Results proved greater than expected, driven by strong sales and margin improvement.  The Fund’s top performer in 2009 was basic materials sector holding Temple-Inland Inc.  We believe this packaging and building products manufacturer acted swiftly and rationally during the downturn, resulting in margins and cash flow holding up better than in any previous downturn.  Additionally, Temple-Inland, along with its competitors, announced price increases in containerboard due to tight inventory and stable volumes.

▪
The Fund’s biggest detractors from performance relative to the benchmark were the consumer cyclical, technology and commercial services sectors.  However, there were no individual securities within these sectors that had a meaningful impact on the Fund’s absolute performance.  Rather, the interest rate sensitive sector produced four of the Fund’s bottom five performers.  An example is PacWest Bancorp, a community bank operator with multiple branch offices in California.  While we believe the company generally remained sound, concerns over commercial real estate in southern California weighed on stock performance.  Within the basic materials sector, Ferro Corp., a global producer of specialty materials and chemicals, was significantly impacted by the economic downturn.  As customers decreased inventories, demand for Ferro’s products dropped, and reduced its revenues.  This combined with what we believe are relatively high debt levels led us to sell the position.

▪
Current economic data indicates that the economy is moving out of recession.  We believe many things are in place, including monetary and fiscal stimulus programs, which will accelerate economic growth in 2010.  While the low-quality, low share-price rally that began on March 9 defined much of 2009, these “junk” rallies have historically lasted months, not years.  We believe company fundamentals will be much more relevant in 2010 and this should favor our disciplined, research-driven investment process.  As always, we thank you for your continued investment and confidence.

WESTCORE SMALL-CAP VALUE FUND (continued)

Stock Performance

(for the year ended 12/31/09)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Temple-Inland Inc.	1.76%	3.15%
Casey’s General Stores Inc.	3.11	2.18
Adtran Inc.	3.03	2.03
Tupperware Brands Corp.	2.31	2.02
Stage Stores Inc.	2.33	1.94

Bottom 5 Stocks
Ferro Corp.	0.08%	-1.00%
SWS Group Inc.	1.33	-1.12
PacWest Bancorp.	1.47	-1.21
Sterling Financial Corp.	0.05	-1.24
Central Pacific Financial Corp.	0.53	-1.28

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Belden Inc.	3.1%
Tupperware Brands Corp.	3.0
Adtran Inc.	2.8
Temple-Inland Inc.	2.7
Owens & Minor Inc.	2.6
Blackbaud Inc.	2.3
Bob Evans Farms Inc.	2.2
Cash America International Inc.	2.2
South Jersey Industries Inc.	2.2
Triumph Group Inc.	2.2
Total (% of Net Assets)	25.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 12/31/09	Category
Overall	«««	310
3 Year	««	310
5 Year	«««	245

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,326	$939
Price/Cash Flow (1 year trailing)	8.6x	8.6x
Price/Book Value	2.1x	1.5x
Price/Earnings (1 year trailing)	20.5x	22.0x
Number of Holdings	66	1,392
Portfolio Turnover Rate	33%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore Small-Cap	Russell 2000®	Relative Weights
	Value Fund	Value Index	Under	Over
Basic Materials	8.1%	7.2%		0.9%
Capital Goods	4.9	7.5	-2.6
Commercial Services	4.3	5.3	-1.0
Communications	2.8	2.5		0.3
Consumer Cyclical	13.3	12.9		0.4
Consumer Staples	6.3	3.6		2.7
Energy	5.7	5.9	-0.2
Interest Rate Sensitive	24.3	25.0	-0.7
Medical & Healthcare	8.1	4.8		3.3
REITs	7.5	9.0	-1.5
Technology	7.5	6.9		0.6
Transportation	1.1	3.1	-2.0
Utilities	5.0	6.3	-1.3
ST Investments/Net Other Assets	1.1	0.0		1.1
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	9.8%	9
$500 - $1,000	24.2	18
$1,000 - $2,000	48.6	28
Over $2,000	17.4	11

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Kris B. Herrick, CFA Co-Portfolio Manager
Paul A. Kuppinger, CFA Co-Portfolio Manager
Jon K. Tesseo, Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Investments is the source and owner of the Russell Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	15.40%	N/A	N/A	N/A	-8.52%	6/23/08
Russell Microcap® Index	27.48	N/A	N/A	N/A	-11.76
Lipper Small-Cap Core Index	34.50	N/A	N/A	N/A	-7.22

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 9.64%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
For investors, 2009 was a relatively dramatic year, but it felt like it came to an anti-climactic end.  The first quarter of the year looked much like a continuation of the end of 2008 with the economy in steep decline – until early March.  March 9 marked the beginning of one of the strongest market rallies in the last fifty years.

▪
Within the Fund’s benchmark, the Russell Microcap Index, lower quality companies, which are frequently excluded from the Fund by our screening processes, saw the strongest recovery in terms of stock price appreciation.  Our models did well at selecting strong performers within the Fund’s investable universe; however, the Fund lagged the benchmark in 2009 primarily due to its lack of exposure to these smaller, lower priced stocks.  For the year ended December 31, 2009, the Westcore Micro-Cap Opportunity Fund returned 15.40%.  This compares with a 27.48% return by the Fund’s benchmark.

▪
It was not until the fourth quarter that signs of change began.  It was the only quarter in 2009 in which our underweight position in the lowest priced stocks in Russell Microcap Index did not have a large negative effect on our relative performance.  This was also true regarding our underweight position in the lowest market cap, least liquid stocks.  For the quarter, the lowest price stocks in the index contributed -0.11% while the highest price stocks in the index contributed 0.40%.  At the same time, the largest most liquid stocks contributed 1.90%, and the smallest least liquid stocks lost 1.61%.  This provides us optimism that the performance of lower quality companies relative to higher quality companies is nearing, if not already at, its end.

▪
In 2009, the Fund’s best performing sectors relative to the benchmark were financials, materials and energy.  The Fund’s biggest detractors relative to the benchmark were the consumer discretionary, information technology and healthcare sectors.

▪
The market appears to have returned to more normal conditions where valuation factors, timing factors and long-term growth factors are predictive.  Investors seemed to be looking forward to future growth.  As analyst expectations for the next fiscal year were revised, companies with the best revised analyst expectations provided the best returns, while those with the worst revised analyst expectations underperformed.  We believe this return to an emphasis on fundamental factors should bode well for the Fund’s investment strategy.

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)

Stock Performance

(for the year ended 12/31/09)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Hi-Tech Pharmacal Co. Inc.	0.87%	1.70%
Volterra Semiconductor Corp.	0.74	0.95
Spartech Corp.	0.35	0.90
Pegasystems Inc.	0.38	0.85
PolyOne Corp.	0.37	0.79

Bottom 5 Stocks
Emergent Biosolutions Inc.	0.41%	-0.67%
Stoneridge Inc.	0.11	-0.80
BancTrust Financial Group Inc.	0.25	-1.01
Synta Pharmaceuticals Corp.	0.18	-1.03
Hutchinson Technology Inc.	0.15	-1.04

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
Dawson Geophysical Co.	0.8%
ModusLink Global Solutions Inc.	0.8
Panhandle Oil and Gas Inc.	0.8
Barrett Business Services Inc.	0.8
ICO Inc.	0.8
Steak N Shake Co.	0.8
Centerstate Banks Inc	0.8
Genesis Lease Ltd.	0.8
CEVA Inc.	0.8
NorthStar Realty Finance Corp.	0.8
Total (% of Net Assets)	8.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

Morningstar does not yet rate this Fund as it is less than 3 years old.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$331	$302
Price/Cash Flow (1 year trailing)	8.4x	9.7x
Price/Book Value	2.1x	2.1x
Price/Earnings (1 year trailing)	20.9x	21.7x
Number of Holdings	177	1,554
Portfolio Turnover Rate	130%	—

Please see page 31 for definition of terms.

Sector Allocation

(as of 12/31/09)
	Westcore Micro-Cap	Russell	Relative Weights
	Opportunity Fund	Microcap® Index	Under	Over
Basic Materials	4.9%	4.0%		0.9%
Capital Goods	4.6	5.5	-0.9
Commercial Services	8.5	7.9		0.6
Communications	5.7	4.3		1.4
Consumer Cyclical	14.8	14.7		0.1
Consumer Staples	4.4	3.9		0.5
Energy	6.3	3.7		2.6
Interest Rate Sensitive	17.2	19.6	-2.4
Medical & Healthcare	14.7	16.6	-1.9
REITs	1.1	2.5	-1.4
Technology	13.8	14.1	-0.3
Transportation	0.4	2.0	-1.6
Utilities	0.5	1.2	-0.7
ST Investments/Net Other Assets	3.1	0.0		3.1
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $200	24.9%	47
$200 - $400	48.2	82
$400 - $600	19.1	35
Over $600	7.8	13

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Lead Portfolio Manager
Jeremy A. Duhon, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MSCI Barra is the source and owner of the MSCI Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	64.17%	-4.75%	4.17%	2.34%	2.67%	12/15/99
MSCI EAFE Small-Cap Index®	46.80	-7.59	3.51	6.45	6.53
Lipper International Small-Cap Index	48.74	-5.82	5.77	5.56	5.52

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.98%, Net: 1.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary

▪
Early in 2009, markets appeared to factor in extremely negative assumptions about global growth.  We believe this fact, combined with our emphasis on earnings growth, cash generation and valuation, led to the Fund’s strong performance in 2009, as Fund holdings achieved fairly resilient operating results.

▪	Companies within the industrials, consumer discretionary and financials sectors drove the Fund’s performance relative to the benchmark for the year.

▪
The Fund’s biggest contributor to performance in 2009 was Andritz Ag, an Austrian-based company.  This industrials sector holding is a manufacturer of production facilities for the pulp and metals industries and in recent years diversified into the hydropower plant business.  Despite the global downturn, Andritz continued to receive large orders throughout the world for its renewable energy solutions.  Additionally, Andritz reported a resumption in orders within its pulp and metals divisions toward the end of 2009.  Another industrials sector holding that provided strong results is SAI Global Ltd., an Australia-based standards company that provides organizations worldwide with information services and solutions for risk management, compliance and business improvement.  The company delivered a positive interim financial report and continued to build out its compliance offering with a strategic acquisition.

▪	Subpar performance in the energy and telecommunications services sectors along with a lack of exposure to the materials sector detracted from the Fund’s performance relative to the benchmark in 2009.

▪
Although the financial sector was one of the Fund’s largest contributors relative to the benchmark, financial holding London Capital Group Holdings PLC was the Fund’s biggest detractor in 2009.  London Capital Group is an internet-based financial services company that specializes in trading financial instruments.  Reduced market volatility and increased operating costs led the company to reduce full-year expectations during 2009.  However, key performance indicators, such as new account openings, were strong at the end of the year leading us to believe that the company can provide long-term success.  Another drag on Fund performance came from healthcare sector holding Omega Pharma N.V.  The company offers a range of over-the-counter healthcare products across Europe.  The weakening economy, particularly in Europe, led to slower consumer spending and stagnant growth for Omega Pharma.  However, sales have recently shown signs of improvement and we believe successful cost cutting should allow for a profitable recovery.

▪
We expect the global economy to strengthen in 2010 relative to 2009.  While we believe a full recovery will take considerable time, we are optimistic about 2010.  The Fund continues to trade at what appear to be attractive valuations, especially when considering the growth and return profile of its holdings.  We remain focused on monitoring the fundamentals of each holding, as we believe operational success at the company level should lead to performance success over time.

WESTCORE INTERNATIONAL FRONTIER FUND (continued)

Stock Performance

(for the year ended 12/31/09)
	Average	Contribution
Top 5 Stocks	Weight	to Return
Andritz Ag	4.82%	6.63%
Wirecard Ag	4.34	6.27
Indutrade AB	4.43	6.07
SAI Global Ltd.	4.01	4.70
Maisons France Confort	2.61	4.55

Bottom 5 Stocks
Omega Pharma N.V.	1.25%	-0.35%
Okinawa Cellular
Telephone Co.	0.46	-0.40
Unicharm PetCare Corp.	0.22	-0.44
Kenedix Inc.	0.11	-1.18
London Capital Group
Holdings PLC	4.26	-1.97

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/09)
IG Group Holdings PLC [United Kingdom]	5.1%
Morgan Sindall PLC [United Kingdom]	5.1
Cardno Ltd. [Australia]	5.0
Diploma PLC [United Kingdom]	4.4
Slater & Gordon Ltd. [Australia]	4.2
Rightmove PLC [United Kingdom]	4.0
Mears Group PLC [United Kingdom]	3.9
Prosafe Production PLC [Norway]	3.5
Home Capital Group Inc. [Canada]	3.4
CTS Eventim AG [Germany]	3.3
Total (% of Net Assets)	41.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 12/31/09	Growth Category
Overall	««	103
3 Year	«««	103
5 Year	««	78
10 Year	««	39

Morningstar proprietary ratings reflect historical risk-adjusted performance as of  12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)	Westcore International	MSCI EAFE
	Frontier Fund	Small-Cap Index®
Weighted Average Market Capitalization ($ Mil)	$825	$1,447
Number of Countries Represented	17	27
Price/Earnings (1 year trailing)	15.1x	24.3x
Price/Book Value	2.9x	2.0x
Number of Holdings	40	2,256
Portfolio Turnover Rate	65%	—

Please see page 31 for definitions of terms.

Sector Allocation

(as of 12/31/09)
	Westcore
	International	MSCI EAFE	Relative Weights
	Frontier Fund	Small-Cap Index®	Under	Over
Consumer Discretionary	19.0%	17.6%		1.4%
Consumer Staples	3.8	6.0	-2.2
Energy	3.5	5.1	-1.6
Financials	13.1	19.3	-6.2
Healthcare	7.2	6.1		1.1
Industrials	40.3	25.3		15.0
Information Technology	7.2	8.7	-1.5
Materials	0.0	9.3	-9.3
Telecommunication Services	0.0	0.7	-0.7
Utilities	0.0	1.9	-1.9
ST Investments/Net Other Assets	5.9	0.0		5.9
Total (% of Net Assets)	100.0%	100.0%

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocation

(as of 12/31/09)
	Westcore
	International	MSCI EAFE	Relative Weights
	Frontier Fund	Small-Cap Index®	Under	Over
United Kingdom	28.8%	20.2%		8.6%
Europe	27.7	39.7	-12.0
Japan	11.2	25.4	-14.2
Asia (excluding Japan)	18.8	14.2		4.6
Emerging Markets	4.4	0.5		3.9
North America	3.4	0.0		3.4
ST Investments/Net Other Assets	5.7	0.0		5.7

Percentages are based on Total Net Assets

Please see page 31 for definitions of terms.

Market Capitalization

(as of 12/31/09)

Market Cap Range ($ Mil)	Percent of Total Investments*	Number of Holdings
$0 - $500	42.1%	16
$500 - $1,000	28.8	13
$1,000 - $2,000	20.3	9
Over $2,000	8.8	2

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Mark R. McKissick, CFA Lead Portfolio Manager
Troy A. Johnson, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Barclays Capital is the source and owner of the Barclays Capital Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTLTX)	40.09%	-1.79%	1.52%	5.99%	7.52%	6.53%	6/1/88
Institutional Class (WILTX)	40.30	-1.73	1.56	6.02	7.53	6.68	9/28/07
Barclays Capital U.S. Corporate High Yield Ba Index	46.08	7.02	6.78	7.63	8.88	N/A
Westcore Flexible Income Fund Custom Index	46.08	7.02	6.78	8.21	9.00	N/A
Lipper High Current Yield Index	49.49	2.80	4.27	4.13	6.80	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.94%, Net: 0.87%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.23%, Net: 0.76%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 6.48% for the retail class and 3.95% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
The high yield market shifted from concerns of multi-year double digit default rates at the beginning of 2009 towards a largely accepted view that defaults had peaked in the fourth quarter with a burgeoning economic recovery underway.  As a result, high yield bond spreads tightened towards more normalized levels from unprecedented spreads witnessed at the start of the year.  This tightening produced record returns for the asset class despite a likewise record amount of new issuance.  The additional liquidity that came into the market due to the renewed outlook for economic recovery promoted the ease of refinancing and in turn limited the expected default rate for high yield.

▪
The Westcore Flexible Income Fund’s 40.09% return underperformed the 46.08% posted by its benchmark, the Barclays Capital U.S. Corporate High Yield Ba Index.  This was largely driven by our focus on what we believe are “higher quality” securities.  While the Fund’s “higher quality” holdings were steady and positive contributors to performance, they failed to keep pace with BB rated credits during the dramatic and unprecedented upward move of high yield valuations over the course of the year.

▪
The Fund’s high yield positions in general performed well due to our focus on credit risk and underlying asset protection.  In particular, we had a number of issues within gaming and the REIT space that rebounded from depressed valuations at the beginning of the year.  The Fund’s lower-rated credits across industries, which ranged from preferred stock to distressed bonds, benefitted given the market environment.  They also gained from certain issue specific credit enhancing events that resulted from the strong underlying asset value or covenant protection that was identified through our research efforts at the time of purchase.

▪
While we are cautious of the overall corporate credit market ahead of receiving more definitive signs of a typical economic recovery, we do anticipate a reduction in volatility through the next year.  We believe this environment presents us with an opportunity to target specific high yield issues based on fundamental research.  We are currently focused on asset rich issuers within the upper tier level of the high yield market, which is an area we feel presently offers the most compelling value within the corporate bond market.

WESTCORE FLEXIBLE INCOME FUND (continued)

Top Ten Corporate Credit Exposure

(as of 12/31/09)
Qwest Corp.	5.8%
Forest Oil Corp.	4.0
Las Vegas Sands	3.5
Host Hotels	3.4
Tennessee Gas Pipeline	3.3
Valero Energy	3.3
Omega Healthcare	3.1
Aramark Corp.	3.1
Transcontinental Gas Pipeline	3.1
Freeport-McMoran C&G	2.6
Total (% of Net Assets)	35.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number
		of Funds in
	Morningstar	High Yield
	Rating™	Bond
	as of 12/31/09	Category
Overall	««	475
3 Year	«	475
5 Year	«	411
10 Year	««««	258

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
Barclays Capital U.S.
	Westcore Flexible	Corporate High
	Income Fund	Yield Ba Index
Modified Duration	4.2 years	4.9 years
Effective Maturity	6.3 years	8.2 years
Average Credit Quality	BB	BB
Number of Holdings	104	598
Portfolio Turnover Rate	30%	—

Please see page 31 for definitions of terms.

Asset Allocation

(as of 12/31/09)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
Treasuries	0.0%	0.0%		0.0%
Agencies	0.0	0.0		0.0
Agency Mortgage-Backed Securities	0.0	0.0		0.0
Commercial Mortgage-Backed Securities	3.4	0.0		3.4
Collateralized Debt Obligations	0.6	0.0		0.6
Asset-Backed Securities	4.3	0.0		4.6
Common Stock	0.7	0.0		0.7
Preferred Stock	6.3	0.0		6.3
Corporate Bonds	79.3	100.0	-20.7
ST Investments/Net Other Assets	5.4	0.0		5.4

Percentages are based on Total Net Assets.

Ratings Allocation

(as of 12/31/09)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
Treasuries	0.0%	0.0%		0.0%
Agencies	0.0	0.0		0.0
AAA	0.0	0.0		0.0
AA	0.0	0.0		0.0
A	3.7	0.0		3.7
BBB	32.9	0.0		32.9
Below BBB	53.6	100.0	-46.4
Non-Rated	5.4	0.0		5.4
ST Investments/Net Other Assets	4.4	0.0		4.4

Percentages are based on Total Investments. The Ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation

(as of 12/31/09)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High	Relative Weights
	Income Fund	Yield Ba Index	Under	Over
< 1 year	12.3%	0.0%		12.3%
1 - 3 years	7.6	13.6	-6.0
3 - 5 years	13.4	24.3	-10.9
5 - 10 years	41.9	52.1	-10.2
10 - 20 years	14.0	5.3		8.7
20+ years	10.8	4.7		6.1

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Lead Portfolio Manager
Lisa M. Snyder, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Barclays Capital is the source and owner of the Barclays Capital Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTIBX)	10.42%	4.54%	4.30%	6.35%	6.76%	3.74%	6/1/88
Institutional Class (WIIBX)	10.56	4.63	4.35	6.38	6.77	3.86	9/28/07
Barclays Capital Aggregate Bond Index	5.93	6.04	4.97	6.33	7.41	NA
Lipper Intermediate Investment Grade Index	14.30	4.72	4.18	5.74	6.62	NA

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.82%, Net: 0.56%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.74%, Net: 0.47%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.49% for the retail class and 3.58% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Since inception performance for the benchmark indices are calculated using the retail class inception date. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. For the institutional class, the Advisor has contractually agreed to waive and/or reimburse its proportionate share of the retail class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

▪
In 2009, the more risky sectors of the bond market outperformed U.S. Treasuries as investors responded favorably to the Federal government’s attempts to stabilize financial markets. While the U.S. Treasury component of the index fell -3.57% in 2009, the mortgage-backed sector returned 5.89% and corporate bonds in the index returned 18.68%.

▪
Throughout the credit crisis, the Fund maintained a high quality bias in its corporate credit exposure but was not underweight in the sector relative to the benchmark. By maintaining exposure to corporate credit and increasing the Fund’s holdings throughout 2009, the Fund was able to participate meaningfully in the overall improvement in corporate bond pricing.  Our concern about the tenor of the economic recovery, however, kept our credit exposure of relatively higher quality.

▪
We maintained an underweight position in mortgage backed securities in the Fund during 2009 as the federal government’s influence on the sector made its long-term fundamental value difficult to assess.  This position was taken hand-in-hand with our overweight in corporate bonds that performed relatively better.

▪
We monitored the interest rate environment closely in 2009. The Federal Reserve’s intervention in certain markets resulted in a large increase in the base money supply, which can be inflationary. However, given its capital constraints and a very uncertain economic outlook, the banking system has not significantly increased loans and the broader money supply has grown more modestly.  We continue to monitor developments in money supply, the Fed’s proposed exit strategies, the deficit, and other key drivers of interest rates. Currently the Fund has slightly less interest rate exposure than the benchmark.

▪
Now that the spread between corporate yields and Treasury yields has narrowed to historical ranges, we anticipate that 2010 outperformance will be driven more by security selection and less by merely overweighting the corporate sector. We feel our ability to select credits which offer outsized yield relative to their risk will serve the portfolio well in this environment. We continue to see good value in bonds from corporate issuers who we believe possess a long-term competitive advantage.

WESTCORE PLUS BOND FUND (continued)

Top Ten Corporate Credit Exposure

(as of 12/31/09)
Anheuser-Busch	1.4%
The Coca-Cola Company	1.2
Walmart Stores, Inc.	1.1
Wea Finance/WCI Finance	1.1
Kimco Realty	1.0
PNC Funding	1.0
Potash Corp.	1.0
Prologis Trust	1.0
L-3 Communications Corp.	1.0
Oracle Corp.	1.0
Total (% of Net Assets)	10.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number
		of Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 12/31/09	Category
Overall	««««	978
3 Year	«««	978
5 Year	«««	866
10 Year	««««	496

Morningstar Ratings shown represent both the Retail and Institutional Classes. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Plus	Barclays Capital
	Bond Fund	Aggregate Bond Index
Modified Duration	4.4 years	4.6 years
Effective Maturity	7.4 years	6.8 years
Average Credit Quality	AA-	AA
Number of Holdings	261	8,413
Portfolio Turnover Rate	36%	—

Please see page 31 for definitions of terms.

Asset Allocation

(as of 12/31/09)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
Treasuries	13.5%	27.6%	-14.1%
Agencies	4.7	9.0	-4.3
Agency Mortgage-Backed Securities	24.8	36.8	-12.0
Commercial Mortgage-Backed Securities	2.4	3.2	-0.8
Residential Mortgage-Backed Securities	0.2	0.0		0.2
Asset-Backed Securities	4.6	0.4		4.2
Collateralized Debt Obligations	0.1	0.0		0.1
Preferred Stock	0.3	0.0		0.3
Corporate Bonds	45.8	23.0		22.8
ST Investments/Net Other Assets	3.6	0.0		3.6

Percentages are based on Total Net Assets.

Ratings Allocation

(as of 12/31/09)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
Treasuries	13.6%	27.6%	-14.0%
Agencies	29.6	45.7	-16.1
AAA	4.6	5.6	-1.0
AA	6.9	3.8		3.1
A	17.6	9.3		8.3
BBB	17.8	8.0		9.8
Below BBB	6.5	0.0		6.5
Non-Rated	0.7	0.0		0.7
ST Investments/Net Other Assets	2.7	0.0		2.7

Percentages are based on Total Investments. The Ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation

(as of 12/31/09)
	Westcore Plus	Barclays Capital	Relative Weights
	Bond Fund	Aggregate Bond Index	Under	Over
< 1 year	7.2%	0.0%		7.2%
1 - 3 years	16.1	22.9	-6.8
3 - 5 years	32.0	29.6		2.4
5 - 10 years	35.1	33.9		1.2
10 - 20 years	6.9	3.8		3.1
20+ years	2.7	9.8	-7.1

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Thomas B. Stevens, CFA Lead Portfolio Manager
Kenneth A. Harris, CFA Co-Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Barclays Capital is the source and owner of the Barclays Capital Index data. See page 30 for additional disclosure.

Lipper Index data provided by Lipper, Inc. See page 30 for additional disclosure.

Please see pages 29 and 30 for index definitions.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTCOX)	10.71%	3.95%	3.47%	4.55%	5.04%	3.41%	6/1/91
Barclays Capital 10-Year Municipal Bond Index	9.85	5.16	4.58	5.81	6.29	N/A
Lipper Intermediate Municipal Debt Index	11.36	3.95	3.54	4.66	5.07	N/A

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 3.17%.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return and yield figures represent past performance. Investment return and principal value will vary and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Funds’ Adviser and Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the retail class until at least April 29, 2010. Without fee waivers and expense reimbursements, total return and yield figures would have been lower.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary

▪
Encouraged by prospects the economic recession was ending, and aided by supply/demand technical factors, municipal bond yields declined during 2009.  As examples, the 30-Day SEC Yield on the Westcore Colorado Tax-Exempt Fund declined from 3.87% on December 31, 2008 to 3.41% on December 31, 2009, and the average yield of the Municipal 20 Bond Buyer Index, a group of AAA-rated general obligation debt securities, ended 2009 yielding 4.21%, down from 5.46% a year earlier.

▪
Perceptions that credit markets were recovering from the illiquidity constraints during 2008, in part promulgated by massive doses of Federal stimulus and historically low short-term interest rates, helped to buoy investor confidence in the municipal debt markets. This occurred amidst a backdrop of widening budget gap shortfalls for state and local governmental entities, including Colorado.

▪
As we stated in our semi-annual report to shareholders in June, Colorado budget constraints remain a significant challenge.  The State Legislature is currently wrestling with reducing the budget shortfall, which is projected to be approximately $600 million for the current fiscal year.  Despite efforts to reduce expenditures, economic forecasters are predicting Colorado will still amass a deficit of roughly $385 million in the ensuing fiscal year, as revenues are anticipated to decline by approximately 6%.

▪
Fund performance during the year was aided by narrowing yield spread differentials between BBB-rated credits and AAA-rated securities.  Securities and sectors which underperformed the general market during the dark days of 2008 became the primary generators of return in 2009.  Specifically, charter school obligations, not-for-profit healthcare facilities and special metropolitan districts whose revenue is tied to specific retail projects, such as Park Meadows Business Improvement District, helped to propel returns during the year.

▪
New issuance of Colorado municipal debt obligations remains sparse.  As such, we are focusing on seasoned securities with solid financial balance sheets that meet our coupon, credit quality and maturity criteria.

WESTCORE COLORADO TAX-EXEMPT FUND (continued)

Top Ten Holdings

(as of 12/31/09)	% of Net Assets
Denver Health & Hospital Auth Rev
6.00%, 12/1/2031	2.1%
Denver City & County School District #1
5.25%, 12/1/2025	1.6
Douglas County School District Re1
5.25%, 12/15/2017	1.6
Brighton Water Activity Ent Rev
5.00%, 12/1/2029	1.5
Adams & Arapahoe Counties JT
School District 28J, 6.25%,12/1/2026	1.4
Colorado Springs Utility Rev
5.00%, 11/15/2027	1.3
Gunnison Watershed School District
Re-001J, 5.25%, 12/1/2024	1.2
Adams County CTFS Partn
5.00%, 12/1/2025	1.2
Greeley Water Revenue
4.20%, 8/1/2024	1.1
Adams 12 Five Star Schools
0.00%, 12/15/2024	1.1
Total (% of Net Assets)	14.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
		of Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 12/31/09	Category
Overall	«««	245
3 Year	«««	245
5 Year	«««	234
10 Year	««	192

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month.

Please see page 30 for more detail regarding Morningstar Ratings.

Portfolio Characteristics

(as of 12/31/09)
	Westcore Colorado	Barclays Capital 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	5.1 years	7.4 years
Effective Maturity	6.8	10.0
Average Credit Quality	AA-	AAA
Colorado Double Tax-Exempt Percentage (excludes cash & cash equivalents)	100.0	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	167	—
Portfolio Turnover Rate	8%	—

Please see page 31 for definition of terms.

Ratings Allocation

(as of 12/31/09)
	Westcore	Barclays Capital
	Colorado	10-Year
	Tax-Exempt	Municipal	Relative Weights
	Fund	Bond Index	Under	Over
Treasuries	0.0%	0.0%		0.0%
Agencies	0.0	0.0		0.0
AAA	14.1	25.8	-11.7
AA	45.0	43.0		2.0
A	22.9	21.5		1.4
BBB	6.7	9.7	-3.0
Below BBB	0.0	0.0		0.0
Non-Rated	3.9	0.0		3.9
ST Investments/Net Other Assets	7.4	0.0		7.4

Percentages are based on Total Investments. The Ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Allocation

(as of 12/31/09)
	Westcore	Barclays Capital
	Colorado	10-Year
	Tax-Exempt	Municipal	Relative Weights
	Fund	Bond Index	Under	Over
< 1 year	9.8%	0.0%		9.8%
1 - 3 years	9.3	0.0		9.3
3 - 5 years	7.8	0.0		7.8
5 - 10 years	53.8	51.3		2.5
10 - 20 years	18.3	48.7	-30.4
20+ years	1.0	0.0		1.0

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

FUND EXPENSES

Disclosure of Fund Expenses (Unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2009 and held until December 31, 2009.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period
With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.07%	0.93%
Westcore MIDCO Growth Fund	1.07%	0.94%
Westcore Select Fund	1.15%	N/A
Westcore Blue Chip Fund	1.15%	0.95%
Westcore Mid-Cap Value Fund	1.25%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.17%
Westcore Small-Cap Value Fund	1.30%	1.19%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Frontier Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.71%
Westcore Plus Bond Fund	0.55%	0.43%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

FUND EXPENSES

Fund		Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period 7/1/09 to 12/31/09
Westcore Growth Fund
Retail Class	Actual	$ 1,000.00	$ 1,271.55	$ 6.13
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.81	$ 5.45
Institutional Class	Actual	$ 1,000.00	$ 1,271.04	$ 5.32
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.52	$ 4.73
Westcore MIDCO Growth Fund
Retail Class	Actual	$ 1,000.00	$ 1,280.79	$ 6.15
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.81	$ 5.45
Institutional Class	Actual	$ 1,000.00	$ 1,282.56	$ 5.38
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,010.25	$ 4.76
Westcore Select Fund
Retail Class	Actual	$ 1,000.00	$ 1,294.31	$ 6.65
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.62	$ 5.85
Westcore Blue Chip Fund
Retail Class	Actual	$ 1,000.00	$ 1,195.27	$ 6.36
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.41	$ 5.85
Institutional Class	Actual	$ 1,000.00	$ 1,196.06	$ 5.26
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.42	$ 4.84
Westcore Mid-Cap Value Fund
Retail Class	Actual	$ 1,000.00	$ 1,209.43	$ 6.96
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	$ 6.36
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$ 1,000.00	$ 1,223.71	$ 7.29
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class	Actual	$ 1,000.00	$ 1,225.10	$ 6.56
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.31	$ 5.96
Westcore Small-Cap Value Fund
Retail Class	Actual	$ 1,000.00	$ 1,244.52	$ 7.35
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	$ 6.61
Institutional Class	Actual	$ 1,000.00	$ 1,245.40	$ 6.73
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.21	$ 6.06
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$ 1,000.00	$ 1,174.23	$ 7.12
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	$ 6.61
Westcore International Frontier Fund
Retail Class	Actual	$ 1,000.00	$ 1,243.81	$ 8.48
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.64	$ 7.63
Westcore Flexible Income Fund
Retail Class	Actual	$ 1,000.00	$ 1,160.24	$ 4.63
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	$ 4.33
Institutional Class	Actual	$ 1,000.00	$ 1,160.94	$ 3.85
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.64	$ 3.60
Westcore Plus Bond Fund
Retail Class	Actual	$ 1,000.00	$ 1,050.99	$ 2.84
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.43	$ 2.80
Institutional Class	Actual	$ 1,000.00	$ 1,051.90	$ 2.22
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.04	$ 2.19
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$ 1,000.00	$ 1,048.81	$ 3.36
	Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.93	$ 3.31

IMPORTANT DISCLOSURES

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500 Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell MidcapTM Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell MidcapTM Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable US equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index® is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays Capital Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays Capital U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays Capital U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays Capital Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays Capital 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

IMPORTANT DISCLOSURES (continued)

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2009.

Morningstar Disclosures

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/09 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

IMPORTANT DISCLOSURES (continued)

Definitions of Terms

Average Credit Quality – A measure of the quality and safety of a bond, based on the issuer’s financial condition. More specifically, an evaluation from a rating service (Standard & Poor’s Rating Group) indicating the likelihood that a debt issuer will be able to meet scheduled interest and principal repayments. Typically, AAA is highest (best), and D is lowest (worst).

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Frontier Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INTERESTED TRUSTEE
John A. DeTore, CFA (5) Age 51	Trustee	Since Dec. 31, 2009	▪ CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-present ▪ CEO/Founder, United Alpha, LLC, (investment management) 2003-present ▪ CIO, GRT United Alpha, LLC, (investment management) 2006-present ▪ Managing Director/Director of Strategic R&D, Putnam Investments, (investment management) 1999-2000 ▪ Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments, (investment management) 1994-1999.	12	None
INDEPENDENT TRUSTEES
Jack D. Henderson Age 82	Chairman and Trustee	Since Dec. 12, 1985	▪ Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952-present.	12	None
Mary K. Anstine Age 69	Trustee	Since Feb. 22, 2006	▪ Retired, September 2004-present ▪ President/Chief Executive Officer, HealthOne Alliance (hospitals) 1994-2004 ▪ Various positions leading to Executive Vice President, First Interstate Bank Corporation and predecessors (banking) 1961-1994.	12
Ms. Anstine is a Trustee of ALPS ETF Trust (9 funds); ALPS  Variable Insurance Trust (1 fund); Financial Investors Trust (7 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund (1 fund).

Rick A. Pederson(6) Age 57	Trustee	Since Feb. 13, 2007	▪ Principal, The Pauls Corporation (real estate development) 2008-present ▪ President, Partner, Bow River Capital Partners (investment manager) 2003-present ▪ President, Foundation Properties, Inc. (a real estate investment management company) 1994-present ▪ Chairman, Ross Consulting Group (real estate advisory services) 1982-present ▪ Partner, Western Capital Partners (a private lending company) 2000-present	12	Mr. Pederson is a Trustee of ALPS ETF Trust (9 funds).

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)
The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly, RiverSource Variable Portfolio Small-Cap Value Fund), which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Mr. DeTore is deemed an “Interested Trustee” by virtue of serving as an officer of a division of Denver Investments.
(6)	Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

TRUSTEES AND OFFICERS (continued)

Name, Address and age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)
James A. Smith Age 57	Trustee	Since Dec. 31, 2009	▪ Private Equity Consultant, 2003-present ▪ Trustee, the Nature Conservancy, (non profit) July 2007-present ▪ Chairman, Yellow Pages Group of New Zealand (yellow pages) May 2007-May 2009 ▪ Chairman and CEO, StellarOne Corp., (software development company) 2003 ▪ Executive VP – Consumer Markets, Qwest Communications, (telecommunications industry) 2001-2002 ▪ President and CEO Qwest Dex, (yellow pages) 1997-2001 ▪ Various positions leading to Vice President with US West and affiliated and predecessor entities (telecommunications industry) 1979-1997.	12	None
Douglas M. Sparks CPA (Inactive) Age 66	Trustee	Since Dec. 31, 2009	▪ Retired, 2000-present ▪ General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000 ▪ Partner, Ernst & Young LLP, (public accounting) 1981-1995 ▪ Senior Manager, Ernst & Young LLP, (public accounting) 1977-1981 ▪ Staff Professional, Ernst & Young LLP, (public accounting) 1968-1977.	12	None
Robert L. Stamp CPA (Inactive) Age 77	Trustee, Vice Chairman	Since Dec. 12, 1985	▪ Retired, 1995-Present ▪ Gates Corporation, (rubber manufacturer and supplier) 1967-1995 Vice President of Finance and Treasurer 1978-1985 Chief Financial Officer 1985-1995 ▪ Financial Executive Institute, (professional association) 1968-present Director 1981-1984 Western Area Vice President 1983-1984 ▪ Director Colorado Public Expenditures Council, (professional association) 1981-1991 Chairman 1986-1989 ▪ Member US Chamber of Commercial Economic Policy Comm., (professional association) 1992-1995	12	None
Janice M. Teague, CPA Age 56	Trustee	Since Feb. 13, 2007	▪ Retired, June 2003-present ▪ Vice President, Secretary and Assistant Secretary, Berger Financial Group LLC, (investment management) October 1996-May 2003 ▪ Vice President, Secretary and Assistant Secretary, Berger Funds, (investment management) September 1996-May 2003 § Vice President and Secretary, Berger Distributors, LLC, (investment management) August 1998-May 2003.	12	None

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)
The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly, RiverSource Variable Portfolio Small-Cap Value Fund), which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS (continued)

Name, Address and age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
OFFICERS
Todger Anderson, CFA Age 65 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	President	Since Feb. 18, 2005
▪  Chairman, Denver Investments, January 2005-present; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.
▪  Portfolio Manager, Westcore MIDCO Growth Fund, August 1986-May 2005
▪  Portfolio Co-Manager, Westcore Select Fund, December 2001-May 2005.

				N/A	N/A
Jasper R. Frontz, CPA, CFA Age 41 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since Feb. 12, 1997 Sep. 29, 2004
▪  Treasurer, November 1997-present and Chief Compliance Officer September 2004-present, Blue Chip Value Fund, Inc. (mutual fund)
▪  Vice President, May 2000-present, and Director of Mutual Fund Administration, June 1997-present, Denver Investments
▪  Registered Representative, ALPS Distributors, Inc., 1995-present.

				N/A	N/A
Patrick D. Buchanan Age 38 ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since May 21, 2008
▪  Senior Fund Controller, ALPS Fund Services, Inc. since October 2007
▪  Director of Accounting, Madison Capital Management LLC, (investment management) February 2005-October 2007
▪  Manager of Fund Accounting, Janus Capital Group, (investment management) August 2003-February 2005.

				N/A	N/A
JoEllen L. Legg Age 48 ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since Nov. 15, 2007
▪  Associate Counsel, ALPS Fund Services, Inc. since October 2007
▪  Senior Counsel, Adelphia Communications Corporation, (cable industry) 2005-2007
▪  Associate Counsel, Patton Boggs LLP, (law firm) 2004-2005
▪  Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, (law firm) 1998-2004.
				N/A	N/A

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)
The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly, RiverSource Variable Portfolio Small-Cap Value Fund), which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS
Westcore Growth Fund	36
Westcore MIDCO Growth Fund	38
Westcore Select Fund	40
Westcore Blue Chip Fund	41
Westcore Mid-Cap Value Fund	43
Westcore Small-Cap Opportunity Fund	45
Westcore Small-Cap Value Fund	47
Westcore Micro-Cap Opportunity Fund	49
Westcore International Frontier Fund	52
Westcore Flexible Income Fund	54
Westcore Plus Bond Fund	59
Westcore Colorado Tax-Exempt Fund	67
Common Abbreviations	72
STATEMENTS OF ASSETS AND LIABILITIES	73
STATEMENTS OF OPERATIONS	75
STATEMENTS OF CHANGES IN NET ASSETS	77
FINANCIAL HIGHLIGHTS	81
NOTES TO FINANCIAL STATEMENTS	89
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	106
SHAREHOLDER TAX INFORMATION	107
OTHER IMPORTANT INFORMATION	108

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		99.39%
Consumer Discretionary		12.18%
Hotels, Restaurants & Leisure		2.17%
Las Vegas Sands Corp.**	94,330	$1,409,290
Royal Caribbean Cruises Ltd.**	49,950	1,262,736
		2,672,026

Internet & Catalog Retail		3.86%
Amazon.com Inc.**	15,205	2,045,377
priceline.com Inc.**	12,390	2,707,215
		4,752,592

Multiline Retail		2.83%
Nordstrom Inc.	38,690	1,453,970
Target Corp.	41,980	2,030,573
		3,484,543

Specialty Retail		2.09%
Guess? Inc.	29,190	1,234,737
Tiffany & Co.	31,140	1,339,020
		2,573,757

Textiles, Apparel & Luxury Goods		1.23%
Coach Inc.	41,310	1,509,054

Total Consumer Discretionary
(Cost $11,017,645)		14,991,972

Consumer Staples		2.27%
Beverages		2.27%
PepsiCo Inc.	45,912	2,791,450

Total Consumer Staples
(Cost $2,510,152)		2,791,450

Energy		8.05%
Energy Equipment & Services		4.71%
Halliburton Co.	47,522	1,429,937
Schlumberger Ltd.	33,560	2,184,421
Transocean Ltd. (Switzerland)**	26,320	2,179,296
		5,793,654

Oil Gas & Consumable Fuels		3.34%
EOG Resources Inc.	13,046	1,269,376
Occidental Petroleum Corp.	22,587	1,837,452
Southwestern Energy Co.**	20,780	1,001,596
		4,108,424

Total Energy
(Cost $8,143,752)		9,902,078

Financials		6.52%
Capital Markets		4.15%
Goldman Sachs Group Inc.	11,720	1,978,805
Invesco Ltd.	59,405	1,395,423
Morgan Stanley	27,120	802,752
T. Rowe Price Group Inc.	17,540	934,005
		5,110,985

Commercial Banks		0.86%
Wells Fargo & Co.	39,110	1,055,579

Diversified Financial Services		1.51%
JPMorgan Chase & Co.	44,630	1,859,732

Total Financials
(Cost $5,858,356)		8,026,296

Healthcare		12.18%
Biotechnology		3.13%
Celgene Corp.**	34,310	1,910,381
Gilead Sciences Inc.**	19,820	857,810
United Therapeutics Corp.**	20,680	1,088,802
		3,856,993

Healthcare Equipment & Supplies		2.83%
Baxter International Inc.	35,730	2,096,637
Covidien PLC (Ireland)	28,890	1,383,542
		3,480,179

Healthcare Providers & Services		2.56%
Medco Health Solutions Inc.**	49,240	3,146,928

Life Sciences Tools & Services		1.06%
Thermo Fisher Scientific Inc.**	27,390	1,306,229

Pharmaceuticals		2.60%
Abbott Laboratories	35,130	1,896,668
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	23,159	1,301,073
		3,197,741

Total Healthcare
(Cost $11,727,603)		14,988,070

Industrials		11.98%
Aerospace & Defense		4.31%
Precision Castparts Corp.	16,399	1,809,630
United Technologies Corp.	50,307	3,491,809
		5,301,439

Air Freight & Logistics		1.06%
FedEx Corp.	15,660	1,306,827

Electrical Equipment		0.74%
Cooper Industries PLC	21,430	913,775

Machinery		4.56%
Caterpillar Inc.	17,090	973,959
Danaher Corp.	22,491	1,691,323
Illinois Tool Works Inc.	39,540	1,897,524
Parker Hannifin Corp.	19,410	1,045,811
		5,608,617

Road & Rail		1.31%
Union Pacific Corp.	25,310	1,617,309

Total Industrials
(Cost $12,445,372)		14,747,967

Information Technology		39.11%
Communications Equipment		4.93%
Cisco Systems Inc.**	181,282	4,339,891
QUALCOMM Inc.	37,390	1,729,661
		6,069,552

Computers & Peripherals		12.66%
Apple Inc.**	28,877	6,089,005
EMC Corp.**	149,340	2,608,970
Hewlett-Packard Co.	80,871	4,165,665
Network Appliance Inc.**	79,130	2,721,281
		15,584,921

Electronic Equipment Instruments & Components		1.07%
Agilent Technologies Inc.**	42,550	1,322,029

Internet Software & Services		4.90%
Google Inc. - Class A**	9,726	6,029,925

IT Services		4.50%
MasterCard Inc. - Class A	11,460	2,933,530
Visa Inc.	29,747	2,601,673
		5,535,203

Semiconductors & Semiconductor Equipment		5.30%
Broadcom Corp.**	73,771	2,320,098
Lam Research Corp.**	35,800	1,403,718

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Marvell Technology Group Ltd. (Bermuda)**	134,830	$2,797,722
		6,521,538

Software		5.75%
Microsoft Corp.	161,170	4,914,074
Oracle Corp.	87,970	2,158,784
		7,072,858

Total Information Technology
(Cost $31,609,284)		48,136,026

Materials		4.88%
Chemicals		2.43%
The Mosaic Co.	20,340	1,214,908
Praxair Inc.	22,080	1,773,245
		2,988,153

Metals & Mining		2.45%
Allegheny Technologies Inc.	15,840	709,157
Freeport-McMoRan Copper & Gold Inc.**	28,650	2,300,308
		3,009,465

Total Materials
(Cost $4,556,333)		5,997,618

Telecommunication Services		2.22%
Wireless Telecommunication Services		2.22%
Crown Castle International Corp.**	70,080	2,735,923

Total Telecommunication Services
(Cost $2,270,817)		2,735,923

Total Common Stocks
(Cost $90,139,314)		122,317,400

MONEY MARKET MUTUAL FUNDS		0.44%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	544,032	544,032

Total Money Market Mutual Funds
(Cost $544,032)		544,032

Total Investments
(Cost $90,683,346)	99.83%	$122,861,432

Other Assets in Excess of Liabilities	0.17%	213,647

Net Assets	100.00%	$123,075,079

Westcore Growth Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$115,199,799	93.60%
Bermuda	2,797,722	2.27%
Switzerland	2,179,296	1.77%
Ireland	1,383,542	1.13%
Israel	1,301,073	1.06%
Total Investments	122,861,432	99.83%
Other Assets in Excess of Liabilities	213,647	0.17%
Net Assets	$123,075,079	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		98.10%
Consumer Discretionary		18.18%
Auto Components		1.06%
WABCO Holdings Inc.	49,100	$1,266,289

Hotels, Restaurants & Leisure		3.42%
Bally Technologies Inc.**	52,400	2,163,596
Darden Restaurants Inc.	55,100	1,932,357
		4,095,953

Household Durables		0.85%
Garmin Ltd.	33,100	1,016,170

Internet & Catalog Retail		2.91%
NetFlix Inc.**	26,800	1,477,752
priceline.com Inc.**	9,200	2,010,200
		3,487,952

Specialty Retail		4.52%
American Eagle Outfitters Inc.	82,300	1,397,454
Ross Stores Inc.	41,400	1,768,194
TJX Companies Inc.	61,600	2,251,480
		5,417,128

Textiles, Apparel & Luxury Goods		5.42%
Coach Inc.	68,600	2,505,958
Phillips-Van Heusen Corp.	31,800	1,293,624
Polo Ralph Lauren Corp.	18,700	1,514,326
The Warnaco Group Inc.**	27,700	1,168,663
		6,482,571

Total Consumer Discretionary
(Cost $16,382,795)		21,766,063

Consumer Staples		2.63%
Food & Staples Retailing		1.18%
BJ’s Wholesale Club Inc.**	43,100	1,409,801

Personal Products		1.45%
Herbalife Ltd. (Cayman Islands)	42,800	1,736,396

Total Consumer Staples
(Cost $2,916,913)		3,146,197

Energy		7.48%
Energy Equipment & Services		1.71%
Cameron International Corp.**	49,100	2,052,380

Oil Gas & Consumable Fuels		5.77%
Bill Barrett Corp.**	41,400	1,287,954
Cabot Oil & Gas Corp.	60,000	2,615,400
Comstock Resources Inc.**	31,200	1,265,784
Consol Energy Inc.	34,900	1,738,020
		6,907,158

Total Energy
(Cost $7,304,715)		8,959,538

Financials		10.35%
Capital Markets		5.19%
Invesco Ltd.	71,700	1,684,233
Janus Capital Group Inc.	128,900	1,733,705
T. Rowe Price Group Inc.	52,500	2,795,625
		6,213,563

Insurance		1.20%
Axis Capital Holdings Ltd. (Bermuda)	50,400	1,431,864

Real Estate Investment Trusts (REITs)		1.09%
Alexandria Real Estate Equities Inc.	20,400	1,311,516

Thrifts & Mortgage Finance		2.87%
Hudson City Bancorp Inc.	159,000	2,183,070
Washington Federal Inc.	64,700	1,251,298
		3,434,368

Total Financials
(Cost $10,108,168)		12,391,311

Healthcare		10.51%
Biotechnology		1.00%
Human Genome Sciences Inc.**	38,900	1,190,340

Healthcare Equipment & Supplies		1.04%
Immucor Inc.**	61,300	1,240,712

Healthcare Providers & Services		2.50%
DaVita Inc.**	24,650	1,447,941
Laboratory Corporation of America Holdings**	20,700	1,549,188
		2,997,129

Life Sciences Tools & Services		1.43%
Waters Corp.**	27,600	1,710,096

Pharmaceuticals		4.54%
King Pharmaceuticals Inc.**	157,300	1,930,071
Perrigo Co.	42,500	1,693,200
Shire Pharmaceuticals - ADR (Ireland)	30,900	1,813,830
		5,437,101

Total Healthcare
(Cost $9,144,275)		12,575,378

Industrials		18.37%
Aerospace & Defense		2.41%
Goodrich Corp.	44,900	2,884,825

Air Freight & Logistics		0.96%
UTi Worldwide Inc. (Virgin Islands)	80,000	1,145,600

Building Products		1.40%
Lennox International Inc.	43,000	1,678,720

Electrical Equipment		3.61%
Cooper Industries PLC	55,700	2,375,048
Rockwell Automation Inc.	41,500	1,949,670
		4,324,718

Machinery		7.10%
Lincoln Electric Holdings Inc.	36,100	1,929,906
Pall Corp.	37,100	1,343,020
Parker Hannifin Corp.	41,800	2,252,184
Pentair Inc.	33,600	1,085,280
SPX Corp.	34,500	1,887,150
		8,497,540

Professional Services		1.17%
Robert Half International Inc.	52,200	1,395,306

Road & Rail		0.83%
Knight Transportation Inc.	51,700	997,293

Trading Companies & Distributors		0.89%
WESCO International Inc.**	39,500	1,066,895

Total Industrials
(Cost $18,463,151)		21,990,897

Information Technology		22.44%
Computer & Peripherals		1.74%
Network Appliance Inc.**	60,500	2,080,595

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Electronic Equipment Instruments & Components		2.07%
Dolby Laboratories Inc. - Class A**	51,900	$2,477,187

Internet Software & Services		1.70%
VeriSign Inc.**	83,800	2,031,312

IT Services		1.51%
Global Payments Inc.	33,600	1,809,696

Office Electronics		1.08%
Zebra Technologies Corp. – Class A**	45,500	1,290,380

Semiconductors & Semiconductor Equipment		9.63%
Analog Devices Inc.	68,300	2,156,914
Lam Research Corp.**	29,900	1,172,379
Marvell Technology Group Ltd. (Bermuda)**	110,800	2,299,100
Novellus Systems Inc.**	52,100	1,216,014
Silicon Laboratories Inc.**	54,000	2,610,360
Xilinx Inc.	82,900	2,077,474
		11,532,241

Software		4.71%
Check Point Software Technologies Ltd.**	45,500	1,541,540
NICE Systems Ltd. (Israel)**	56,000	1,738,240
Sybase Inc.**	54,300	2,356,620
		5,636,400

Total Information Technology
(Cost $19,919,981)		26,857,811

Materials		6.84%
Chemicals		5.41%
Celanese Corp. - Series A	62,500	2,006,250
CF Industries Holdings Inc.	26,000	2,360,280
FMC Corp.	37,900	2,113,304
		6,479,834

Metals & Mining		1.43%
Compass Minerals International Inc.	25,400	1,706,626

Total Materials
(Cost $5,945,029)		8,186,460

Telecommunication Services		1.30%
Diversified Telecommunication Services		1.30%
tw telecom Inc. - Class A**	90,800	1,556,312

Total Telecommunication Services
(Cost $900,802)		1,556,312

Total Common Stocks
(Cost $91,085,829)		117,429,967

MONEY MARKET MUTUAL FUNDS		2.53%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	3,034,499	3,034,499

Total Money Market Mutual Funds
(Cost $3,034,499)		3,034,499

Total Investments
(Cost $94,120,328)	100.63%	120,464,466

Liabilities in Excess of Other Assets	(0.63%)	(757,373)

Net Assets	100.00%	$119,707,093

Westcore MIDCO Growth Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$110,299,436	92.14%
Bermuda	3,730,964	3.12%
Ireland	1,813,830	1.51%
Israel	1,738,240	1.45%
Cayman Islands	1,736,396	1.45%
Virgin Islands	1,145,600	0.96%
Total Investments	120,464,466	100.63%
Liabilities in Excess of Other Assets	(757,373)	(0.63%)
Net Assets	$119,707,093	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		96.93%
Consumer Discretionary		20.36%
Hotels Restaurants & Leisure		3.46%
Bally Technologies Inc.**	56,300	$2,324,627

Specialty Retail		13.32%
American Eagle Outfitters Inc.	119,000	2,020,620
Gymboree Corp.**	55,600	2,418,044
JOS. A. Bank Clothiers Inc.**	53,500	2,257,165
Ross Stores Inc.	52,769	2,253,764
		8,949,593

Textiles Apparel & Luxury Good		3.58%
Phillips-Van Heusen Corp.	59,198	2,408,175

Total Consumer Discretionary
(Cost $11,805,500)		13,682,395

Energy		3.83%
Oil Gas & Consumable Fuels		3.83%
Cabot Oil & Gas Corp.	59,100	2,576,169

Total Energy
(Cost $2,255,800)		2,576,169

Financials		7.68%
Capital Markets		4.34%
T. Rowe Price Group Inc.	54,700	2,912,775

Thrifts & Mortgage Finance		3.34%
Washington Federal Inc.	116,200	2,247,308

Total Financials
(Cost $5,127,046)		5,160,083

Healthcare		11.08%
Biotechnology		3.50%
Human Genome Sciences Inc.**	76,800	2,350,080

Healthcare Providers & Services		3.31%
DaVita Inc.**	37,900	2,226,246

Pharmaceuticals		4.27%
King Pharmaceuticals Inc.**	233,800	2,868,726

Total Healthcare
(Cost $5,559,033)		7,445,052

Industrials		25.36%
Aerospace & Defense		4.42%
Goodrich Corp.	46,249	2,971,498

Electrical Equipment		4.37%
Cooper Industries PLC	68,900	2,937,896

Machinery		9.90%
Pall Corp.	64,800	2,345,760
Parker Hannifin Corp.	41,300	2,225,244
SPX Corp.	38,000	2,078,600
		6,649,604

Professional Services		3.81%
Robert Half International Inc.	95,800	2,560,734

Trading Companies & Distributors		2.86%
WESCO International Inc.**	71,100	1,920,411

Total Industrials
(Cost $15,563,395)		17,040,143

Information Technology		24.49%
Computers & Peripherals		2.98%
Network Appliance Inc.**	58,200	2,001,498

Electronic Equipment Instruments & Components		3.96%
Dolby Laboratories Inc. - Class A**	55,800	2,663,334

Semiconductors & Semiconductor Equipment		13.41%
Analog Devices Inc.	95,270	3,008,627
Silicon Laboratories Inc.**	63,100	3,050,254
Xilinx Inc.	117,700	2,949,562
		9,008,443

Software		4.14%
Sybase Inc.**	64,100	2,781,940

Total Information Technology
(Cost $14,728,552)		16,455,215

Materials		4.13%
Chemicals		4.13%
CF Industries Holdings Inc.	30,589	2,776,869

Total Materials
(Cost $2,409,474)		2,776,869

Total Common Stocks
(Cost $57,448,800)		65,135,926

MONEY MARKET MUTUAL FUNDS		2.58%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	1,734,811	1,734,811

Total Money Market Mutual Funds
(Cost $1,734,811)		1,734,811

Total Investments
(Cost $59,183,611)	99.51%	66,870,737

Other Assets in Excess of Liabilities	0.49%	328,662

Net Assets	100.00%	$67,199,399

Westcore Select Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$66,870,737	99.51%
Total Investments	66,870,737	99.51%
Other Assets in Excess of Liabilities	328,662	0.49%
Net Assets	$67,199,399	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		99.01%
Basic Materials		6.56%
Forestry & Paper		4.93%
Ball Corp.	13,450	$695,365
International Paper Co.	44,350	1,187,693
		1,883,058

Specialty Chemicals		1.63%
The Mosaic Co.	10,450	624,179

Total Basic Materials
(Cost $1,822,486)		2,507,237

Capital Goods		4.50%
Aerospace & Defense		2.60%
General Dynamics Corp.	7,100	484,007
Raytheon Co.	9,900	510,048
		994,055

Industrial Products		1.90%
ITT Corp.	14,600	726,204

Total Capital Goods
(Cost $1,258,421)		1,720,259

Commercial Services		4.74%
Business Products & Services		1.97%
Quanta Services Inc. **	36,200	754,408

IT Services		1.49%
Computer Sciences Corp.**	9,900	569,547

Transaction Processing		1.28%
The Western Union Co.	25,950	489,158

Total Commercial Services
(Cost $1,917,745)		1,813,113

Communications		8.18%
Networking		4.26%
Cisco Systems Inc.**	68,000	1,627,920

Telecomm Equipment & Solutions		3.92%
Nokia Corp. - ADR (Finland)	23,100	296,835
QUALCOMM Inc.	26,000	1,202,760
		1,499,595

Total Communications
(Cost $3,030,811)		3,127,515

Consumer Cyclical		12.79%
Apparel & Footwear Manufacturing		1.72%
Nike Inc. - Class B	9,950	657,397

Clothing & Accessories		0.96%
TJX Companies Inc.	10,100	369,155

Department Stores		1.88%
Macy’s Inc.	42,800	717,328

Other Consumer Services		2.42%
Expedia Inc.**	35,950	924,274

Publishing & Media		2.52%
Walt Disney Co.	29,900	964,274

Restaurants		1.76%
Darden Restaurants Inc.	19,200	673,344

Specialty Retail		1.53%
Best Buy Co. Inc.	14,800	584,008

Total Consumer Cyclical
(Cost $4,026,051)		4,889,780

Consumer Staples		6.95%
Consumer Products		2.52%
Colgate-Palmolive Co.	11,700	961,155

Food & Agricultural Products		4.43%
Campbell Soup Co.	21,700	733,460
Unilever N.V. (Netherlands)	29,700	960,201
		1,693,661

Total Consumer Staples
(Cost $2,329,290)		2,654,816

Energy		10.54%
Exploration & Production		4.02%
Occidental Petroleum Corp.	18,900	1,537,515

Integrated Oils		3.54%
Exxon Mobil Corp.	5,800	395,502
Marathon Oil Corp.	30,600	955,332
		1,350,834

Oil Services		2.98%
Transocean Ltd. (Switzerland)**	13,742	1,137,838

Total Energy
(Cost $2,127,299)		4,026,187

Interest Rate Sensitive		12.49%
Money Center Banks		5.51%
Bank of America Corp.	62,550	$942,003
JPMorgan Chase & Co.	27,900	1,162,593
		2,104,596

Property Casualty Insurance		2.76%
ACE Ltd. (Switzerland)	12,400	624,960
Travelers Cos. Inc.	8,650	431,289
		1,056,249

Regional Banks		0.98%
SunTrust Banks Inc.	18,400	373,336

Securities & Asset Management		3.24%
The Bank of New York Mellon Corp.	12,300	344,031
Invesco Ltd.	17,950	421,646
State Street Corp.	10,900	474,586
		1,240,263

Total Interest Rate Sensitive
(Cost $4,620,522)		4,774,444

Medical & Healthcare		10.57%
Medical Technology		2.42%
Zimmer Holdings Inc.**	15,650	925,072

Pharmaceuticals		8.15%
Abbott Laboratories	16,950	915,130
Amgen Inc.**	17,400	984,317
Forest Laboratories Inc.**	25,650	823,622
Pfizer Inc.	21,494	390,976
		3,114,045

Total Medical & Healthcare
(Cost $3,613,106)		4,039,117

Technology		15.00%
Computer Software		5.04%
Microsoft Corp.	28,300	862,867
Symantec Corp.**	59,400	1,062,666
		1,925,533

PC’s & Servers		4.83%
Dell Inc.**	47,500	682,100
International Business Machines Corp.	8,900	1,165,010
		1,847,110

Semiconductors		5.13%
Altera Corp.	49,300	1,115,658
Intel Corp.	41,300	842,520
		1,958,178

STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Total Technology
(Cost $4,885,562)		$5,730,821

Transportation		3.64%
Railroads		3.64%
Norfolk Southern Corp.	15,950	836,099
Union Pacific Corp.	8,700	555,930
		1,392,029

Total Transportation
(Cost $1,102,082)		1,392,029

Utilities		3.05%
Independent Power		1.18%
PPL Corp.	13,900	449,109

Regulated Electric		1.87%
Edison International	20,600	716,468

Total Utilities
(Cost $1,225,118)		1,165,577

Total Common Stocks
(Cost $31,958,493)		37,840,895

MONEY MARKET MUTUAL FUNDS		0.95%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	361,713	361,713

Total Money Market Mutual Funds
(Cost $361,713)		361,713

Total Investments
(Cost $32,320,206)	99.96%	38,202,608

Other Assets in Excess of Liabilities	0.04%	14,905

Net Assets	100.00%	$38,217,513

Westcore Blue Chip Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$35,182,774	92.06%
Switzerland	1,762,798	4.61%
Netherlands	960,201	2.51%
Finland	296,835	0.78%
Total Investments	38,202,608	99.96%
Other Assets in Excess of Liabilities	14,905	0.04%
Net Assets	$38,217,513	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		99.10%
Basic Materials		8.75%
Forestry & Paper		3.18%
International Paper Co.	57,800	$1,547,884

Other Materials (Rubber & Plastic)		4.66%
Crown Holdings Inc.**	43,150	1,103,777
Owens-Illinois Inc.**	10,100	331,987
Pactiv Corp.**	34,250	826,795
		2,262,559

Steel		0.91%
Harsco Corp.	13,700	441,551

Total Basic Materials
(Cost $2,429,300)		4,251,994

Capital Goods		2.96%
Electrical Equipment		1.78%
General Cable Corp.**	29,500	867,890

Industrial Products		1.18%
ITT Corp.	11,500	572,010

Total Capital Goods
(Cost $2,178,092)		1,439,900

Commercial Services		5.96%
Business Products & Services		2.35%
Quanta Services Inc. **	54,875	1,143,595

Environmental & Pollution Control		2.06%
Waste Connections Inc. **	29,990	999,267

IT Services		1.55%
Affiliated Computer Services Inc. **	12,600	752,094

Total Commercial Services
(Cost $2,629,486)		2,894,956

Communications		3.57%
Telecomm Equipment & Solutions		3.57%
Adtran Inc.	29,250	659,588
CommScope Inc.**	40,400	1,071,812
		1,731,400

Total Communications
(Cost $1,778,838)		1,731,400

Consumer Cyclical		11.36%
Clothing & Accessories		2.94%
Abercrombie & Fitch Co. - Class A	19,400	676,090
Polo Ralph Lauren Corp.	9,300	753,113
		1,429,203

Department Stores		2.00%
Macy’s Inc.	58,000	972,080

Motor Vehicle Parts		2.57%
Autoliv Inc. (Sweden)	28,800	1,248,768

Restaurants		1.79%
Darden Restaurants Inc.	24,750	867,983

Specialty Retail		2.06%
Tiffany & Co.	23,260	1,000,180

Total Consumer Cyclical
(Cost $5,055,961)		5,518,214

Consumer Staples		4.85%
Food & Agricultural Products		4.85%
Dean Foods Co.**	46,800	844,272
The J.M. Smucker Co.	11,200	691,600
Tyson Foods Inc. - Class A	66,750	819,023
		2,354,895

Total Consumer Staples
(Cost $2,410,089)		2,354,895

Energy		8.45%
Exploration & Production		5.32%
Denbury Resources Inc.**	20,700	306,360
Encore Acquisition Co.**	19,000	912,380
Forest Oil Corp.**	31,700	705,325
Range Resources Corp.	13,250	660,513
		2,584,578

Oil Services		1.54%
Tidewater Inc.	15,600	748,020

Refining & Marketing		1.59%
Holly Corp.	30,200	774,026

Total Energy
(Cost $3,499,931)		4,106,624

Interest Rate Sensitive		17.95%
Life & Health Insurance		3.66%
Reinsurance Group of America Inc.	28,141	1,340,919
Unum Group	22,300	435,296
		1,776,215

Property Casualty Insurance		4.91%
Assured Guaranty Ltd. (Bermuda)	27,400	596,224
Axis Capital Holdings Ltd. (Bermuda)	24,800	704,568
PartnerRe Ltd. (Bermuda)	14,540	1,085,555
		2,386,347

Regional Banks		3.97%
Comerica Inc.	24,200	715,594
SunTrust Banks Inc.	37,700	764,933
Zions Bancorporation	34,900	447,767
		1,928,294

Securities & Asset Management		3.45%
Affiliated Managers Group Inc.**	9,850	663,398
Invesco Ltd.	43,200	1,014,768
		1,678,166

Thrifts		1.96%
Annaly Capital Management Inc.	54,800	950,780

Total Interest Rate Sensitive
(Cost $7,921,616)		8,719,802

Medical & Healthcare		7.69%
Healthcare Services		1.70%
Omnicare Inc.	34,100	824,879

Medical Technology		2.19%
Life Technologies Corp.**	20,330	1,061,836

Pharmaceuticals		3.80%
Cephalon Inc. **	13,300	830,053
Forest Laboratories Inc.**	31,700	1,017,887
		1,847,940

Total Medical & Healthcare
(Cost $3,058,574)		3,734,655

Real Estate Investment Trusts (REITs)		5.34%
Healthcare		2.25%
Senior Housing Properties Trust	25,000	546,750
Ventas Inc.	12,500	546,750
		1,093,500

Hotels		1.05%
Host Hotels & Resorts Inc.**	43,819	511,368

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Multi-Family Housing		0.77%
Camden Property Trust	8,800	$372,856

Office Properties		1.27%
Alexandria Real Estate Equities Inc.	9,600	617,184

Total Real Estate Investment Trusts (REITs)
(Cost $2,805,000)		2,594,908

Technology		8.34%
Computer Software		3.15%
Symantec Corp.**	52,500	939,225
Synopsys Inc.**	26,600	592,648
		1,531,873

Electronic Equipment		0.65%
Belden Inc.	14,400	315,648

Semiconductors		2.95%
Altera Corp.	44,680	1,011,108
Integrated Device Technology Inc.**	64,900	419,903
		1,431,011

Technology Resellers & Distributors		1.59%
Ingram Micro Inc. - Class A**	44,150	770,418

Total Technology
(Cost $4,224,311)		4,048,950

Transportation		0.67%
Trucking, Shipping & Air Freight		0.67%
Diana Shipping Inc. (Greece)**	22,400	324,352

Total Transportation
(Cost $600,851)		324,352

Utilities		13.21%
Gas Utilities		2.01%
UGI Corp.	40,355	976,187

Independent Power		2.61%
NRG Energy Inc.**	24,700	583,167
PPL Corp.	21,230	685,941
		1,269,108

Integrated Gas & Electric		4.22%
CenterPoint Energy Inc.	71,935	1,043,777
NiSource Inc.	65,200	1,002,776
		2,046,553

Regulated Electric		4.37%
Edison International	27,600	959,928
Westar Energy Inc.	53,500	1,162,555
		2,122,483

Total Utilities
(Cost $6,678,813)		6,414,331

Total Common Stocks
(Cost $45,270,862)		48,134,981

MONEY MARKET MUTUAL FUNDS		0.10%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	47,476	47,476

Total Money Market Mutual Funds
(Cost $47,476)		47,476

Total Investments
(Cost $45,318,338)	99.20%	48,182,457

Other Assets in Excess of Liabilities	0.80%	390,035

Net Assets	100.00%	$48,572,492

Westcore Mid-Cap Value Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$44,222,990	91.05%
Bermuda	2,386,347	4.91%
Sweden	1,248,768	2.57%
Greece	324,352	0.67%
Total Investments	48,182,457	99.20%
Other Assets in Excess of Liabilities	390,035	0.80%
Net Assets	$48,572,492	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		97.42%
Basic Materials		6.13%
Precious Metals		1.26%
Thompson Creek Metals Co. Inc. (Canada)**	38,100	$446,532

Specialty Chemicals		3.86%
NewMarket Corp.	9,150	1,050,146
OM Group Inc.**	10,300	323,317
		1,373,463

Steel		1.01%
Schnitzer Steel Industries Inc.	7,550	360,135

Total Basic Materials
(Cost $1,783,070)		2,180,130

Capital Goods		7.68%
Electrical Equipment		1.10%
General Cable Corp.**	13,295	391,139

Engineering & Construction		2.82%
EMCOR Group Inc.**	30,170	811,573
Integrated Electrical Services Inc.**	32,880	192,348
		1,003,921

Industrial Products		2.43%
EnPro Industries Inc.**	32,700	863,607

Machinery		1.33%
Columbus McKinnon Corp.**	34,470	470,860

Total Capital Goods
(Cost $3,061,746)		2,729,527

Commercial Services		4.96%
Business Products & Services		1.11%
CRA International Inc.**	14,800	394,420

Distributors & Wholesalers		1.53%
Central Garden & Pet Co. - Class A**	54,700	543,718

Environmental & Pollution Control		2.32%
Waste Connections Inc. **	24,810	826,669

Total Commercial Services
(Cost $1,674,661)		1,764,807

Communications		4.38%
Telecomm Equipment & Solutions		4.38%
CommScope Inc.**	19,840	526,355
Novatel Wireless Inc.**	31,355	249,899
Syniverse Holdings Inc.**	44,600	779,609
		1,555,863

Total Communications
(Cost $1,532,053)		1,555,863

Consumer Cyclical		15.96%
Apparel & Footwear Manufacturers		1.37%
Wolverine World Wide Inc.	17,860	486,149

Clothing & Accessories		6.73%
Aeropostale Inc.**	12,565	427,838
The Cato Corp. - Class A	26,800	537,608
The Children’s Place Retail Stores Inc.**	18,600	613,985
Kenneth Cole Productions Inc. - Class A**	25,600	247,040
Steven Madden Ltd.**	13,750	567,050
		2,393,521

Motor Vehicle Parts		1.30%
Autoliv Inc. (Sweden)	10,700	463,952

Motor Vehicles		1.50%
Group 1 Automotive Inc.**	18,800	532,980

Recreation & Leisure		3.71%
Steiner Leisure Ltd.**	18,400	731,584
WMS Industries Inc. **	14,685	587,400
		1,318,984

Restaurants		1.35%
CEC Entertainment Inc.**	15,000	478,800

Total Consumer Cyclical
(Cost $4,198,673)		5,674,386

Consumer Staples		3.95%
Consumer Products		1.20%
Elizabeth Arden Inc.**	29,410	424,680

Food & Agricultural Products		1.35%
Calavo Growers Inc.	28,320	481,440

Grocery & Convenience		1.40%
Casey’s General Stores Inc.	15,620	498,591

Total Consumer Staples
(Cost $1,289,321)		1,404,711

Energy		5.38%
Exploration & Production		1.03%
Carrizo Oil & Gas Inc.**	13,825	366,224

Oil Services		4.35%
Cal Dive International Inc.**	95,100	718,957
Oil States International Inc.**	13,660	536,701
T-3 Energy Services Inc.**	11,440	291,720
		1,547,378

Total Energy
(Cost $1,804,697)		1,913,602

Interest Rate Sensitive		13.91%
Other Banks		4.12%
Boston Private Financial Holdings Inc.	68,050	392,649
First Midwest Bancorp Inc.	46,800	509,652
PacWest Bancorp	27,910	562,386
		1,464,687

Property Casualty Insurance		3.90%
AMERISAFE Inc.**	19,800	355,806
The Hanover Insurance Group Inc.	10,100	448,743
Max Capital Group Ltd. (Bermuda)	26,110	582,253
		1,386,802

Securities & Asset Management		3.14%
Investment Technology Group Inc.**	21,300	419,610
Piper Jaffray Cos. **	13,785	697,659
		1,117,269

Specialty Finance		1.28%
First Cash Financial Services Inc.**	20,460	454,007

Thrifts		1.47%
Anworth Mortgage Asset Corp.	74,800	523,600

Total Interest Rate Sensitive
(Cost $4,359,898)		4,946,365

Medical & Healthcare		13.14%
Healthcare Services		5.93%
Centene Corp.**	28,150	595,936
Kendle International Inc.**	12,300	225,213
LifePoint Hospitals Inc.**	18,400	598,184
Lincare Holdings Inc.**	18,600	690,432
		2,109,765

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Medical Products & Supplies		5.34%
Orthofix International N.V. (Netherlands)**	30,950	$958,522
STERIS Corp.	33,620	940,351
		1,898,873

Medical Technology		1.87%
SurModics Inc.**	10,520	238,383
ZOLL Medical Corp.**	15,900	424,848
		663,231

Total Medical & Healthcare
(Cost $4,543,712)		4,671,869

Real Estate Investment Trusts (REITs)		3.61%
Industrial Properties		0.95%
DCT Industrial Trust Inc.	67,500	338,850

Office		1.27%
BioMed Realty Trust Inc.	28,500	449,730

Office Industrial		1.39%
PS Business Parks Inc.	9,865	493,743

Total Real Estate Investment Trusts (REITs)
(Cost $1,163,348)		1,282,323

Technology		11.50%
Computer Software		2.84%
Manhattan Associates Inc.**	8,800	211,464
Parametric Technology Corp.**	22,900	374,186
Sybase Inc.**	9,750	423,150
		1,008,800

Electronic Equipment		3.38%
Belden Inc.	30,350	665,272
Rofin-Sinar Technologies Inc.**	22,750	537,128
		1,202,400

Semiconductor Capital Equipment		4.38%
Advanced Energy Industries Inc.**	43,640	658,091
Veeco Instruments Inc.**	27,160	897,366
		1,555,457

Semiconductors		0.90%
Integrated Device Technology Inc.**	49,700	321,559

Total Technology
(Cost $3,507,548)		4,088,216

Transportation		2.90%
Trucking, Shipping & Air Freight		2.90%
Marten Transport Ltd.**	29,200	524,140
Tsakos Energy Navigation Ltd. (Greece)	17,800	260,948
Ultrapetrol Bahamas Ltd. (Bahamas)**	51,270	244,045
		1,029,133

Total Transportation
(Cost $1,498,966)		1,029,133

Utilities		3.92%
Gas Utilities		2.51%
South Jersey Industries Inc.	23,320	890,358

Regulated Electric		1.41%
Westar Energy Inc.	23,130	502,615

Total Utilities
(Cost $1,288,721)		1,392,973

Total Common Stocks
(Cost $31,706,416)		34,633,905

MONEY MARKET MUTUAL FUNDS		5.27%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	1,873,738	1,873,738

Total Money Market Mutual Funds
(Cost $1,873,738)		1,873,738

Total Investments
(Cost $33,580,154)	102.69%	36,507,643

Liabilities in Excess of Other Assets	(2.69%)	(955,167)

Net Assets	100.00%	$35,552,476

Westcore Small-Cap Opportunity Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$33,551,391	94.37%
Netherlands	958,522	2.70%
Bermuda	582,253	1.64%
Sweden	463,952	1.30%
Canada	446,532	1.26%
Greece	260,948	0.73%
Bahamas	244,045	0.69%
Total Investments	36,507,643	102.69%
Liabilities in Excess of Other Assets	(955,167)	(2.69%)
Net Assets	$35,552,476	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		98.92%
Basic Materials		8.10%
Forestry & Paper		3.69%
Albany International Corp. - Class A	111,870	$2,512,600
Temple-Inland Inc.	308,300	6,508,213
		9,020,813

Specialty Chemicals		1.52%
Cabot Corp.	142,100	3,727,283

Steel		2.89%
Schnitzer Steel Industries Inc.	76,200	3,634,740
Worthington Industries Inc.	262,400	3,429,568
		7,064,308

Total Basic Materials
(Cost $16,261,903)		19,812,404

Capital Goods		4.94%
Aerospace & Defense Suppliers		2.19%
Triumph Group Inc.	110,900	5,350,925

Engineering & Construction		1.90%
Chicago Bridge & Iron Co. N.V. (Netherlands)**	229,700	4,644,534

Industrial Products		0.85%
Lincoln Electric Holdings Inc.	38,730	2,070,506

Total Capital Goods
(Cost $8,593,985)		12,065,965

Commercial Services		4.26%
Business Products & Services		4.26%
Brink’s Co.	147,000	3,577,980
CDI Corp.	209,335	2,710,888
Ennis Inc.	245,210	4,117,076
		10,405,944

Total Commercial Services
(Cost $12,073,211)		10,405,944

Communications		2.79%
Telecomm Equipment & Solutions		2.79%
Adtran Inc.	302,550	6,822,503

Total Communications
(Cost $6,259,407)		6,822,503

Consumer Cyclical		13.32%
Clothing & Accessories		6.46%
Columbia Sportswear Co.	90,700	3,540,928
The Finish Line Inc. - Class A	334,600	4,199,230
Foot Locker Inc.	371,800	4,141,852
Stage Stores Inc.	317,360	3,922,570
		15,804,580

Consumer Durables		2.51%
Knoll Inc.	262,050	2,706,977
Toro Co.	81,900	3,424,239
		6,131,216

Hard Goods Retail		1.06%
Aaron Rents Inc.	93,110	2,581,940

Other Consumer Services		1.06%
Regis Corp.	166,000	2,584,620

Restaurants		2.23%
Bob Evans Farms Inc.	188,655	5,461,562

Total Consumer Cyclical
(Cost $28,850,543)		32,563,918

Consumer Staples		6.31%
Food & Agriculture Products		1.87%
Lancaster Colony Corp.	91,940	4,569,418

Grocery & Convenience		1.40%
Casey’s General Stores Inc.	107,265	3,423,899

Home Products		3.04%
Tupperware Brands Corp.	159,350	7,420,929

Total Consumer Staples
(Cost $10,631,855)		15,414,246

Energy		5.73%
Alternative Energy		1.01%
EnergySolutions Inc.	290,200	2,463,798

Exploration & Production		1.88%
St. Mary Land & Exploration Co.	134,500	4,605,280

Oil Services		1.27%
Tidewater Inc.	64,700	3,102,365

Refining & Marketing		1.57%
Holly Corp.	149,900	3,841,937

Total Energy
(Cost $14,751,634)		14,013,380

Interest Rate Sensitive		24.33%
Life & Health Insurance		2.99%
American Equity Investment Life Holding Co.	510,250	3,796,260
StanCorp Financial Group Inc.	87,700	3,509,754
		7,306,014

Other Banks		8.54%
Bank of the Ozarks Inc.	42,300	1,238,121
Community Bank System Inc.	162,300	3,134,013
CVB Financial Corp.	145,100	1,253,664
Independent Bank Corp.	48,100	1,004,809
PacWest Bancorp	184,355	3,714,753
Westamerica Bancorp	68,920	3,816,100
Whitney Holding Corp.	284,100	2,588,151
Wintrust Financial Corp.	134,200	4,132,018
		20,881,629

Property Casualty Insurance		6.70%
Assured Guaranty Ltd. (Bermuda)	88,260	1,920,538
Endurance Specialty Holdings Ltd. (Bermuda)	72,500	2,699,175
Infinity Property & Casualty Corp.	26,000	1,056,640
Max Capital Group Ltd. (Bermuda)	188,365	4,200,540
Platinum Underwriters Holdings Ltd. (Bermuda)	116,075	4,444,511
Safety Insurance Group Inc.	56,800	2,057,864
		16,379,268

Securities & Asset Management		0.75%
SWS Group Inc.	151,150	1,828,915

Specialty Finance		2.21%
Cash America International Inc.	154,760	5,410,410

Thrifts & Mortgage REITs		3.14%
Astoria Financial Corp.	293,200	3,644,476
MFA Financial Inc.	547,540	4,024,419
		7,668,895

Total Interest Rate Sensitive
(Cost $51,149,592)		59,475,131

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Medical & Healthcare		8.06%
Healthcare Services		2.58%
Owens & Minor Inc.	146,910	$6,306,846

Medical Products & Supplies		4.45%
Cooper Companies Inc.	105,750	4,031,190
Meridian Bioscience Inc.	168,675	3,634,946
STERIS Corp.	114,850	3,212,355
		10,878,491

Pharmaceuticals		1.03%
Biovail Corp. (Canada)	180,800	2,523,968

Total Medical & Healthcare
(Cost $17,711,640)		19,709,305

Real Estate Investment Trusts (REITs)		7.51%
Apartments		1.43%
American Campus Communities Inc.	123,900	3,481,590

Hotels		1.58%
DiamondRock Hospitality Co.	455,500	3,858,085

Manufactured Homes		1.12%
Equity Lifestyle Properties Inc.	54,400	2,745,568

Office Properties		3.38%
Brandywine Realty Trust	290,200	3,308,280
Mack-Cali Realty Corp.	71,000	2,454,470
Parkway Properties Inc.	119,995	2,498,296
		8,261,046

Total Real Estate Investment Trusts (REITs)
(Cost $17,202,564)		18,346,289

Technology		7.49%
Computer Software		2.33%
Blackbaud Inc.	241,245	5,700,619

Electronic Equipment		5.16%
Belden Inc.	343,100	7,520,752
Park Electrochemical Corp.	184,100	5,088,524
		12,609,276

Total Technology
(Cost $19,423,271)		18,309,895

Transportation		1.05%
Trucking, Shipping & Air Freight		1.05%
Arkansas Best Corp.	87,400	2,572,182

Total Transportation
(Cost $2,875,211)		2,572,182

Utilities		5.03%
Gas Utilities		3.85%
Northwest Natural Gas Co.	90,060	4,056,302
South Jersey Industries Inc.	140,575	5,367,154
		9,423,456

Regulated Electric		1.18%
UIL Holdings Corp.	102,500	2,878,200

Total Utilities
(Cost $12,020,847)		12,301,656

Total Common Stocks
(Cost $217,805,663)		241,812,818

MONEY MARKET MUTUAL FUNDS		1.41%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	3,455,632	3,455,632

Total Money Market Mutual Funds
(Cost $3,455,632)		3,455,632

Total Investments
(Cost $221,261,295)	100.33%	245,268,450

Liabilities in Excess of Other Assets	(0.33%)	(811,144)

Net Assets	100.00%	$244,457,306
Westcore Small-Cap Value Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$224,835,184	91.97%
Bermuda	13,264,764	5.43%
Netherlands	4,644,534	1.90%
Canada	2,523,968	1.03%
Total Investments	245,268,450	100.33%
Liabilities in Excess of Other Assets	(811,144)	(0.33%)
Net Assets	$244,457,306	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		96.86%
Basic Materials		4.85%
Chemicals		1.23%
Ferro Corp.	1,167	$9,616
Innophos Holdings Inc.	611	14,047
		23,663

Forestry & Paper		0.36%
Buckeye Technologies Inc.**	716	6,988

Other Materials (Rubber & Plastic)		2.46%
A. Schulman Inc.	454	9,162
AEP Industries Inc.**	349	13,360
ICO Inc.	2,179	15,928
PolyOne Corp.**	1,185	8,852
		47,302

Specialty Chemicals		0.48%
Stepan Co.	142	9,203

Steel		0.32%
Universal Stainless & Alloy Products Inc.**	331	6,243

Total Basic Materials
(Cost $68,586)		93,399

Capital Goods		4.56%
Aerospace & Defense Suppliers		1.39%
Applied Signal Technology Inc.	454	8,758
Hawk Corp. - Class A**	463	8,153
Herley Industries Inc.**	700	9,723
		26,634

Electrical Equipment		1.40%
AAON Inc.	598	11,655
Houston Wire & Cable Co.	1,280	15,232
		26,887

Industrial Products		1.35%
Dynamic Materials Corp.	768	15,398
K-Tron International Inc.**	98	10,657
		26,055

Transportation Equipment & Parts		0.42%
Miller Industries Inc.**	718	8,149

Total Capital Goods
(Cost $79,678)		87,725

Commercial Services		8.53%
Business Products & Services		5.00%
Advisory Board Co.**	315	9,658
Barrett Business Services Inc.	1,297	15,940
Electro Rent Corp.	1,115	12,867
Ennis Inc.	586	9,839
On Assignment Inc.**	1,500	10,725
Rewards Network Inc.	982	12,412
S1 Corp.**	1,417	9,239
VSE Corp.	345	15,553
		96,233

Distributors & Wholesalers		0.81%
Genesis Lease Ltd. (Ireland)	1,749	15,619

IT Services		2.22%
iGate Corp.	1,112	11,120
Infospace Inc.**	1,409	12,075
NCI Inc.**	393	10,866
Ness Technologies Inc. (Israel)**	1,742	8,536
		42,597

Transaction Processing		0.50%
Cass Information Systems Inc.	315	9,576

Total Commercial Services
(Cost $138,192)		164,025

Communications		5.72%
Networking		1.25%
Acacia Research Corp. - Acacia Technologies**	1,639	14,932
FalconStor Software Inc.**	2,256	9,159
		24,091

Telecomm Equipment & Solutions		2.95%
Anaren Inc.**	496	7,465
Novatel Wireless Inc.**	775	6,177
Oplink Communications Inc.**	852	13,964
RADWARE Ltd. (Israel)**	969	14,651
Symmetricom Inc.**	2,765	14,378
		56,635

Telecomm Service Providers		1.52%
Atlantic Tele-Network Inc.	121	6,656
RCN Corp.**	841	9,125
USA Mobility Inc.	1,224	13,476
		29,257

Total Communications
(Cost $89,440)		109,983

Consumer Cyclical		14.81%
Apparel & Footwear Manufacturing		0.65%
Maidenform Brands Inc.**	750	12,518

Consumer Durables		0.78%
Knoll Inc.	779	8,048
Smith & Wesson Holding Corp.**	1,694	6,928
		14,976

Hard Goods Retail		0.78%
Haverty Furniture Cos. Inc.	1,090	14,966

Homebuilders & Suppliers		1.50%
Beazer Homes USA Inc.**	1,208	5,847
Brookfield Homes Corp.**	1,302	10,415
OMNOVA Solutions Inc.**	807	4,947
Standard Pacific Corp.**	2,067	7,731
		28,940

Motor Vehicle Parts		2.21%
American Axle & Manufacturing Holdings Inc.**	636	5,101
ArvinMeritor Inc.**	634	7,088
ATC Technology Corp.**	622	14,835
Modine Manufacturing Co.**	616	7,293
Standard Motor Products Inc.**	961	8,188
		42,505

Motor Vehicles		1.10%
America’s Car-Mart Inc.**	296	7,794
Group 1 Automotive Inc.**	475	13,466
		21,260

Other Consumer Services		1.59%
Dollar Thrifty Automotive Group Inc.**	295	7,555
MoneyGram International Inc.**	2,549	7,316
Pre-Paid Legal Services Inc.**	172	7,066
Stamps.com Inc.**	970	8,729
		30,666

Publishing & Media		0.64%
Belo Corp.	1,240	6,746
E.W. Scripps Co. - Class A**	798	5,554
		12,300

Recreation & Leisure		0.49%
Sturm Ruger & Co. Inc.	965	9,361

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Restaurants		2.78%
AFC Enterprises Inc.**	1,625	$13,260
California Pizza Kitchen Inc.**	891	11,984
Luby’s Inc.**	1,768	6,506
Ruby Tuesday Inc.**	802	5,774
The Steak n Shake Co.**	49	15,881
		53,405

Specialty Retail		2.29%
Franklin Covey Co.**	1,085	6,836
Jo-Ann Stores Inc. **	303	10,980
PC Mall Inc.**	2,227	11,624
Pier 1 Imports Inc.**	1,318	6,709
West Marine Inc.**	977	7,875
		44,024

Total Consumer Cyclical
(Cost $266,837)		284,921

Consumer Staples		4.38%
Beverages: Non-Alcoholic		0.61%
National Beverage Corp.	847	11,739

Consumer Products		0.77%
Medifast Inc.**	485	14,831

Drug Stores		0.36%
PetMed Express Inc.	388	6,840

Food & Agricultural Products		0.43%
Reddy Ice Holdings Inc.**	1,933	8,293

Grocery & Convenience		1.28%
Great Atlantic & Pacific Tea Co.**	1,096	12,922
The Pantry Inc.**	864	11,742
		24,664

Home Products		0.61%
WD-40 Co.	362	11,714

Tobacco		0.32%
Alliance One International Inc.**	1,254	6,120

Total Consumer Staples
(Cost $80,045)		84,201

Energy		6.29%
Coal		0.55%
Westmoreland Coal Co.**	1,194	10,639

Exploration & Production		3.34%
Gulfport Energy Corp.**	529	6,057
Panhandle Oil and Gas Inc.	624	16,161
Rosetta Resources Inc.**	757	15,087
Swift Energy Co.**	645	15,454
Vaalco Energy Inc.	2,545	11,580
		64,339

Oil Services		1.77%
Bolt Technology Corp.**	587	6,469
Dawson Geophysical Co.**	700	16,177
PHI Inc.**	546	11,302
		33,948

Pipelines		0.63%
Crosstex Energy Inc.	2,001	12,106

Total Energy
(Cost $98,498)		121,032

Interest Rate Sensitive		17.19%
Life & Health Insurance		0.40%
American Equity Investment Life Holding Co.	1,033	7,686

Other Banks		6.14%
Capitol Bancorp Ltd.	2,812	5,512
First Busey Corp.	2,322	9,033
First Financial Corp.	423	12,910
First Merchants Corp.	1,810	10,751
First Place Financial Corp.	3,364	9,318
Heartland Financial USA Inc.	909	13,043
Lakeland Bancorp Inc.	1,224	7,821
Republic Bancorp Inc. - Class A	434	8,940
Simmons First National Corp. - Class A	437	12,149
Southside Bancshares Inc.	606	11,890
Sun Bancorp Inc.**	1,897	7,114
Tompkins Financial Corp.	239	9,680
		118,161

Property Casualty Insurance		2.83%
American Physicians Capital Inc.	422	12,795
American Safety Insurance Holdings Ltd. (Bermuda)**	698	10,086
AMERISAFE Inc.**	634	11,393
Hallmark Financial Services Inc.**	1,186	9,441
NYMAGIC Inc.	644	10,684
		54,399

Regional Banks		0.82%
Centerstate Banks Inc.	1,570	15,841

Securities & Asset Management		3.22%
Diamond Hill Investment Group Inc.	223	14,324
International Assets Holding Corp.**	808	11,748
MVC Capital Inc.	1,140	13,452
Oppenheimer Holdings Inc.	362	12,026
TradeStation Group Inc.**	1,314	10,367
		61,917

Specialty Finance		1.71%
Advance America Cash Advance Centers Inc.	1,224	6,805
Dollar Financial Corp.**	445	10,529
NorthStar Realty Finance Corp.	4,541	15,576
		32,910

Thrifts		2.07%
Dime Community Bancshares	1,001	11,731
Flushing Financial Corp.	995	11,204
Great Southern Bancorp Inc.	524	11,193
Webster Financial Corp.	482	5,721
		39,849

Total Interest Rate Sensitive
(Cost $336,074)		330,763

Medical & Healthcare		14.75%
Healthcare Services		4.30%
Alliance Health Care Services Inc.**	1,315	7,509
America Service Group Inc.	783	12,426
American Dental Partners Inc.**	1,188	15,325
American Physicians Service Group Inc.	463	10,681
Assisted Living Concepts Inc. - Class A**	351	9,256
Five Star Quality Care Inc.**	3,041	10,552
Kendle International Inc.**	449	8,221
National Healthcare Corp.	241	8,703
		82,673

Medical Products & Supplies		1.22%
Atrion Corp.	69	10,745
Young Innovations Inc.	518	12,836
		23,581

Medical Technology		2.83%
Delcath Systems Inc.**	2,192	11,267
Kensey Nash Corp.**	466	11,883
Quidel Corp.**	883	12,168

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2009 (continued)

	Shares	Market Value
Symmetry Medical Inc.**	1,429	$11,518
Synovis Life Technologies Inc.**	587	7,578
		54,414

Pharmaceuticals		6.40%
Affymetrix Inc.**	1,628	9,508
Albany Molecular Research Inc.**	857	7,782
Ardea Biosciences Inc.**	908	12,712
Cambrex Corp.**	1,442	8,046
Hi-Tech Pharmacal Co. Inc.**	445	12,482
Neurocrine Biosciences Inc.**	4,903	13,336
NPS Pharmaceuticals Inc.**	3,126	10,628
OraSure Technologies Inc.**	1,695	8,611
Pain Therapeutics Inc.**	2,402	12,875
QLT Inc. (Canada)**	2,866	14,214
Questcor Pharmaceuticals Inc.**	1,842	8,750
Sinovac Biotech Ltd. (China)**	661	4,184
		123,128

Total Medical & Healthcare
(Cost $259,520)		283,796

Real Estate Investment Trusts (REITs)		1.08%
Multi-Family		0.66%
Associated Estates Realty Corp.	1,128	12,712

Regional Malls		0.42%
Ramco-Gershenson Properties Trust	853	8,138

Total Real Estate Investment Trusts (REITs)
(Cost $18,653)		20,850

Technology		13.78%
Computer Software		5.38%
DivX Inc.**	2,651	14,951
i2 Technologies Inc.**	750	14,340
Manhattan Associates Inc.**	584	14,034
ModusLink Global Solutions Inc.**	1,719	16,175
PC-Tel Inc.**	2,479	14,675
QAD Inc.	1,246	7,613
SeaChange International Inc.**	1,419	9,323
SonicWALL Inc.**	1,637	12,458
		103,569

Electronic Equipment		1.69%
CPI International Inc.**	638	8,447
NVE Corp.**	303	12,517
Spectrum Control Inc.**	1,208	11,440
		32,404

PC’s & Servers		0.33%
Cray Inc.**	1,002	6,433

Pheripherals		0.83%
STEC Inc.**	978	15,981

Semiconductor Capital Equipment		2.03%
Kulicke & Soffa Industries Inc.**	1,435	7,735
Newport Corp.**	1,169	10,743
Ultratech Inc.**	500	7,430
Veeco Instruments Inc.**	397	13,117
		39,025

Semiconductors		3.25%
Actel Corp.**	734	8,720
CEVA Inc.**	1,214	15,612
DSP Group Inc.**	1,314	7,398
Exar Corp.**	1,158	8,233
Silicon Image Inc.**	2,786	7,188
Volterra Semiconductor Corp.**	802	15,334
		62,485

Technology Resellers & Distributors		0.27%
Black Box Corp.	184	5,215

Total Technology
(Cost $237,982)		265,112

Transportation		0.39%
Trucking, Shipping & Air Freight		0.39%
Dynamex Inc.**	414	7,493

Total Transportation
(Cost $6,528)		7,493

Utilities		0.53%
Regulated Electric		0.53%
Central Vermont Public Service Corp.	487	10,130

Total Utilities
(Cost $10,531)		10,130

Total Common Stocks
(Cost $1,690,564)		1,863,430

MONEY MARKET MUTUAL FUNDS		1.39%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	26,638	26,638

Total Money Market Mutual Funds
(Cost $26,638)		26,638

Total Investments
(Cost $1,717,202)	98.25%	1,890,068

Other Assets in Excess of Liabilities	1.75%	33,713

Net Assets	100.00%	$1,923,781

Westcore Micro-Cap Opportunity Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$1,822,778	94.75%
Israel	23,187	1.21%
Ireland	15,619	0.81%
Canada	14,214	0.74%
Bermuda	10,086	0.52%
China	4,184	0.22%
Total Investments	1,890,068	98.25%
Other Assets in Excess of Liabilities	33,713	1.75%
Net Assets	$1,923,781	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

All of the Fund’s investments are traded on U.S. exchanges.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2009

	Shares	Market Value
COMMON STOCKS		94.08%
Consumer Discretionary		19.03%
Diversified Consumer Services		5.52%
Raffles Education Corp. Ltd. (Singapore)	1,525,900	$439,897
Slater & Gordon Ltd. (Australia)	922,000	1,345,798
		1,785,695

Hotels Restaurants & Leisure		1.88%
Domino’s Pizza Group Ltd. (United Kingdom)	126,600	609,362

Household Durables		1.57%
Maisons France Confort (France)	13,950	507,949

Leisure Equipment & Products		0.98%
Jumbo S.A. (Greece)	24,800	315,346

Media		7.34%
CTS Eventim AG (Germany)	22,100	1,080,336
Rightmove PLC (United Kingdom)	158,800	1,294,007
		2,374,343

Specialty Retail		1.74%
Point Inc. (Japan)	10,100	563,913

Total Consumer Discretionary
(Cost $4,759,390)		6,156,608

Consumer Staples		3.78%
Food & Staples Retailing		2.06%
Eurocash S.A. (Poland)	122,000	664,676

Food Products		1.72%
Cranswick PLC (United Kingdom)	44,000	557,889

Total Consumer Staples
(Cost $1,063,583)		1,222,565

Energy		3.50%
Energy Equipment & Services		3.50%
Prosafe Production PLC (Cyprus)**	527,320	1,133,914

Total Energy
(Cost $1,938,309)		1,133,914

Financials		13.08%
Capital Markets		4.30%
Azimut Holding S.p.A. (Italy)	37,100	498,872
London Capital Group Holdings PLC (United Kingdom)	371,900	789,909
Nordnet AB (Sweden)	31,500	103,904
		1,392,685

Diversified Financial Services		5.14%
IG Group Holdings PLC (United Kingdom)	271,000	1,662,453

Real Estate Management & Development		0.24%
Savills PLC (United Kingdom)	14,700	75,979

Thrifts & Mortgage Finance		3.40%
Home Capital Group Inc. (Canada)	27,500	1,100,421

Total Financials
(Cost $3,686,174)		4,231,538

Healthcare		7.16%
Healthcare Equipment & Supplies		4.86%
EPS Co. Ltd. (Japan)	165	646,641
Nakanishi Inc. (Japan)	6,500	516,455
Omega Pharma N.V. (Belgium)	8,100	408,153
		1,571,249

Healthcare Providers & Services		2.30%
Odontoprev S.A. (Brazil)	20,300	746,121

Total Healthcare
(Cost $1,991,873)		2,317,370

Industrials		40.35%
Commercial Services & Supplies		9.03%
Aeon Delight Co. Ltd. (Japan)	39,000	552,327
Credit Corp. Group Ltd. (Australia)	379,660	951,469
En-japan Inc. (Japan)**	33	38,550
Mears Group PLC (United Kingdom)	277,600	1,250,976
Prestige International Inc. (Japan)**	86	127,428
		2,920,750

Construction & Engineering		11.60%
Cardno Ltd. (Australia)	408,000	1,619,862
Maire Tecnimont S.p.A. (Italy)	137,000	485,098
Morgan Sindall PLC (United Kingdom)	170,139	1,648,847
		3,753,807

Machinery		7.32%
Andritz AG (Austria)	17,600	1,022,338
Duro Felguera S.A. (Spain)	63,000	650,257
Metka S.A. (Greece)	49,700	695,374
		2,367,969

Professional Services		2.80%
SAI Global Ltd. (Australia)	251,100	906,710

Trading Companies & Distributors		9.60%
Diploma PLC (United Kingdom)	499,050	1,424,717
Indutrade AB (Sweden)	51,300	967,972
KS Energy Services Ltd. (Singapore)	808,680	713,787
		3,106,476

Total Industrials
(Cost $9,994,817)		13,055,712

Information Technology		7.18%
IT Services		4.82%
GMO Payment Gateway Inc. (Japan)	370	480,700
Wirecard AG (Germany)	78,206	1,079,639
		1,560,339

Software		2.36%
Kingdee International Software Group Co. Ltd. (China-Hong Kong)	392,000	87,972
Simplex Technology Inc. (Japan)	1,469	675,076
		763,048

Total Information Technology
(Cost $1,602,082)		2,323,387

Total Common Stocks
(Cost $25,036,228)		30,441,094

MONEY MARKET MUTUAL FUNDS		6.09%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	1,969,543	1,969,543

Total Money Market Mutual Funds
(Cost $1,969,543)		1,969,543

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND AS OF DECEMBER 31, 2009 (continued)

		Market Value
Total Investments
(Cost $27,005,771)	100.17%	$32,410,637

Liabilities in Excess of Other Assets	(0.17%)	(54,259)

Net Assets	100.00%	$32,356,378

Westcore International Frontier Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United Kingdom	$9,314,139	28.79%
Australia	4,823,839	14.91%
Japan	3,601,090	11.13%
Germany	2,159,975	6.68%
United States	1,969,543	6.09%
Singapore	1,153,684	3.57%
Cyprus	1,133,914	3.50%
Canada	1,100,421	3.40%
Sweden	1,071,876	3.31%
Austria	1,022,338	3.16%
Greece	1,010,720	3.12%
Italy	983,970	3.04%
Brazil	746,121	2.31%
Poland	664,676	2.05%
Spain	650,257	2.01%
France	507,949	1.57%
Belgium	408,153	1.26%
China-Hong Kong	87,972	0.27%
Total Investments	32,410,637	100.17%
Liabilities in Excess of Other Assets	(54,259)	(0.17%)
Net Assets	$32,356,378	100.00%

Please note the country classification is based on the company headquarters and is unaudited.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2009

	Shares/Principal Amount	Market Value
COMMON STOCKS		0.66%
Financial		0.39%
Investment Companies		0.39%
Tortoise Capital Resources Corp.	44,525	$290,303

Total Financial
(Cost $640,270)		290,303

Industrial		0.27%
Other Industrial		0.27%
B&G Foods Inc.	22,000	201,960

Total Industrial
(Cost $185,910)		201,960

Total Common Stocks
(Cost $826,180)		492,263

CONVERTIBLE PREFERRED STOCKS		1.63%
Utilities & Energy		1.63%
Energy-Non Utility		1.63%
AES Trust III,
6.750%, 10/15/2029	26,100	1,207,125

Total Utilities & Energy
(Cost $1,140,080)		1,207,125

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,207,125

NONCONVERTIBLE PREFERRED STOCKS		4.64%
Financial		4.64%
Financial Services		0.62%
First Republic Capital Trust II,
Series B, 8.750%(1)	20,000	460,000

Government Sponsored Entity		0.12%
Federal Home Loan Mortgage Corp.,
8.375%**(2)	86,680	91,014

Real Estate Investment Trusts (REITs)		3.90%
Diversified		1.59%
Cousins Properties Inc.:
7.750%	25,000	524,000
7.500%	17,000	355,300
Digital Realty Trust Inc.,
8.500%	11,800	298,009
		1,177,309

Hotels		1.05%
Hospitality Properties Trust,
Series B, 8.875%	25,000	613,750
Host Hotels & Resorts Inc.,
Series E, 8.875%	6,300	160,650
		774,400

Office Property		0.18%
SL Green Realty Corp.,
Series C, 7.625%	5,600	128,520

Warehouse-Industrial		1.08%
CenterPoint Properties Trust,
5.377%(3)	1,500	801,000

Total Financial
(Cost $6,560,178)		3,432,243

Total Nonconvertible Preferred Stocks
(Cost $6,560,178)		3,432,243

CORPORATE BONDS	79.25%
Financial		14.18%
Financial Services		1.19%
Allied Capital A-2, 8.500%, 6/15/2010(1)(3)	$84,700	84,700
Allied Capital B-2, 9.000%, 6/15/2011(1)(3)	250,000	250,000
Allied Capital C-2, 9.500%, 3/31/2012(1)(3)	250,000	250,000
Allied Capital CMW,
9.500%, 4/1/2012(1)(3)	119,519	119,519
Emigrant Capital Trust II,
3.251%, 4/14/2034(1)(4)	500,000	175,821
		880,040

Insurance		2.18%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,700,000	1,615,121

Savings & Loans		1.03%
Washington Mutual Bank ,
5.550%, 6/16/2010**(2)	2,000,000	765,000

Real Estate Investment Trusts (REITs)		9.78%
Healthcare		3.14%
Omega Healthcare Investors Inc.,
7.000%, 1/15/2016	2,350,000	2,326,500

Hotels		3.14%
Host Marriott Corp.,
Series Q, 6.750%, 6/1/2016	2,325,000	2,325,000

Regional Malls		1.44%
WEA Finance LLC/WCI Finance LLC,
5.400%, 10/1/2012(1)	1,000,000	1,061,462

Shopping Centers		1.07%
Kimco Realty Corp.,
6.875%, 10/1/2019	775,000	789,452

Warehouse-Industrial		0.99%
ProLogis,
7.625%, 8/15/2014	700,000	732,711

Total Financial
(Cost $11,011,133)		10,495,286

Industrial		42.96%
Aerospace & Defense		2.05%
L-3 Communications Corp.,
6.125%, 1/15/2014	1,500,000	1,516,875

Airlines		0.28%
Atlas Air Inc.,
Pass-Through Certificates, Series 1999-1, Class A-1, 7.200%, 1/2/2019(5)	59,532	47,626
Continental Airlines Inc.:
Pass-Through Certificates, Series 2000-1, Class C, 7.033%, 6/15/2011(5)	18,587	17,657
Pass-Through Certificates, Series 1997-1, Class B, 7.461%, 4/1/2013(5)	18,814	17,779
Pass-Through Certificates, Series 1999-1, Class B, 6.795%, 8/2/2018(5)	137,502	123,752
		206,814

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Autos		1.75%
Dana Corp., Escrow Units,
1/15/2015**(2)(3)	$1,300,000	$–
Delphi Corp.:
6.500%, 5/1/2009**(2)	1,375,000	20,625
8.250%, 10/15/2033**(2)(3)	1,015,000	–
Goodyear Tire & Rubber Co.:
7.857%, 8/15/2011	1,060,000	1,101,075
8.625%, 12/1/2011	167,000	174,098
		1,295,798

Building Materials		1.34%
USG Corp.,
9.750%, 8/1/2014(1)	925,000	992,063

Chemicals		0.30%
Union Carbide Chemical & Plastics Co. Inc.,
7.875%, 4/1/2023	250,000	223,696

Healthcare		2.12%
HCA Inc.,
7.875%, 2/15/2020(1)	1,500,000	1,565,625

Leisure		9.81%
Fontainebleau Las Vegas Holdings LLC,
10.250%, 6/15/2015**(1)(2)	3,000,000	45,000
Harrah’s Operating Co. Inc:
10.000%, 12/15/2018(1)	1,028,000	830,110
10.000%, 12/15/2018(1)	336,000	271,320
Las Vegas Sands Corp.,
6.375%, 2/15/2015	2,900,000	2,580,999
MGM Mirage Resort Inc.:
8.500%, 9/15/2010	500,000	500,000
10.375%, 5/15/2014(1)	250,000	272,500
Pinnacle Entertainment Inc.,
8.250%, 3/15/2012	565,000	567,825
Premier Ent. Biloxi,
0.000%, 2/1/2012**(2)(3)	250,000	–
Royal Caribbean Cruises Ltd.,
6.875%, 12/1/2013	1,000,000	987,500
Seneca Gaming Corp.,
7.250%, 5/1/2012	100,000	98,000
Station Casinos Inc.,
6.875%, 3/1/2016**(2)	1,950,000	19,500
Times Square Hotel Trust,
8.528%, 8/1/2026(1)(3)	85,913	89,450
Vail Resorts Inc.,
6.750%, 2/15/2014	1,000,000	997,500
		7,259,704

Metals & Mining		4.78%
Allegheny Ludlum Corp.,
6.950%, 12/15/2025	1,580,000	1,434,830
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	1,725,000	1,891,463
Novelis Inc.,
7.250%, 2/15/2015	225,000	215,438
		3,541,731

Other Industrial		3.11%
Aramark Corp.,
8.500%, 2/1/2015	2,225,000	2,302,875

Packaging & Containers		2.01%
Ball Corp.,
6.625%, 3/15/2018	1,500,000	1,488,750

Paper & Forestry		2.39%
Potlatch Corp.,
7.500%, 11/1/2019(1)	1,000,000	1,015,694
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(1)	850,000	756,704
		1,772,398

Pharmaceuticals		0.91%
Eszopiclone Royalty SUB LLC ,
Series IV, 12.000%, 3/15/2014(1)(3)	771,697	671,377

Retail		2.16%
Amerigas Partners LP,
7.250%, 5/20/2015	1,510,000	1,517,550
Winn-Dixie Stores Inc.,
Escrow Units**(2)(3)	2,150,000	80,625
		1,598,175

Telecom & Related		6.62%
Qwest Capital Funding Inc.,
7.900%, 8/15/2010	2,500,000	2,562,500
Rogers Wireless Inc.,
7.500%, 3/15/2015	500,000	584,638
Tuckahoe Credit Lease Trust,
9.310%, 10/20/2025(1)(3)	1,998,585	1,752,019
		4,899,157

Transportation		3.33%
Burlington Northern Santa Fe Corp.,
5.750%, 3/15/2018	1,000,000	1,063,990
Federal Express Corp. 1997 Pass Through Trust,
Series 97-C, 7.650%, 1/15/2014	1,399,120	1,399,120
		2,463,110

Total Industrial
(Cost $38,456,428)		31,798,148

Utilities & Energy		22.11%
Energy-Non Utility		21.00%
Forest Oil Corp.,
7.250%, 6/15/2019	2,950,000	2,927,875
Kerr-McGee Corp.,
6.950%, 7/1/2024	1,050,000	1,139,782
Pride International Inc.,
7.375%, 7/15/2014	1,075,000	1,115,313
Range Resources Corp.,
7.500%, 10/1/2017	1,575,000	1,630,125
Southwestern Energy Co.,
7.500%, 2/1/2018	1,510,000	1,608,150
Tennessee Gas Pipeline Co.:
7.500%, 4/1/2017	400,000	445,580
7.000%, 3/15/2027	1,850,000	1,975,521
Transcontinental Gas Pipe Line Co. LLC,
6.400%, 4/15/2016	2,100,000	2,293,786
Valero Energy Corp.,
6.125%, 6/15/2017	2,350,000	2,408,637
		15,544,769

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Utilities		1.11%
Calpine Corp. Escrow,
8.750%, 7/15/2013(3)	$200,000	$–
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(1)	100,000	107,860
Portland General Electric Co.,
7.875%, 3/15/2010	100,000	101,218
WPD Holdings Inc. (United Kingdom),
7.250%, 12/15/2017(1)	600,000	615,656
		824,734

Total Utilities & Energy
(Cost $15,692,987)		16,369,503

Total Corporate Bonds
(Cost $65,160,548)		58,662,937

ASSET-BACKED SECURITIES, COLLATERALIZED DEBT OBLIGATIONS & COMMERCIAL MORTGAGE-BACKED SECURITIES		8.35%

Asset-Backed Securities		4.28%
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C, 5.540%, 4/15/2015	1,850,000	1,860,922
Vanderbilt Mortgage and Finance Inc.:
Series 2002-B, Class B1, 5.850%, 4/7/2018	129,677	125,412
Series 1997-C, Class 2B3, 1.385%, 8/7/2027(4)	1,491,343	1,181,631

Total Asset-Backed Securities
(Cost $3,055,716)		3,167,965

Collateralized Debt Obligations		0.64%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A, Class G, 3.182%, 2/24/2014(1)(3)(4)(5)	500,000	10,000
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 5.100%, 8/28/2012(1)(3)(4)(5)(6)	200,000	28,380
Crest Ltd. Series 2003-2A (Cayman Islands):
Class E1, 5.101%, 12/28/2013(1)(3)(4)(5)	250,000	23,750
Class PS, 6.000%, 12/28/2013(1)(3)(5)(6)	413,450	48,415
Crest Ltd. Series 2004-1A (Cayman Islands):
Class H2, 7.334%, 10/28/2014(1)(3)(5)	300,000	19,500
Class PS, 5.500%, 12/28/2013(1)(3)(5)(6)	1,064,633	104,334
Exeter Street Solar, Class E1, 4.001%, 10/28/2014(1)(3)(4)(5)	418,853	41,885
Fairfield Street Solar, Class F, 5.121%, 12/28/2014(1)(3)(4)(5)	1,087,500	65,250
I-Preferred Term Securities I Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 12/4/2012**(1)(5)(6)	100,000	10
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A, Class C2B, 6.591%, 6/28/2014(1)(3)(5)	500,000	108,400
Preferred Term Securities VI Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 7/3/2012(1)(5)(6)	100,000	10
Preferred Term Securities X Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 7/3/2013**(1)(5)(6)	150,000	15
Preferred Term Securities XI Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 10/3/2013**(1)(5)(6)	150,000	15
Preferred Term Securities XII Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 12/24/2013**(1)(5)(6)	750,000	75
Preferred Term Securities XIV Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 6/17/2014**(1)(5)(6)	500,000	50
Regional Diversified Funding (Cayman Islands),
Series 2004-1, 0.000%, 2/15/2014**(1)(2)(3)(5)(6)	500,000	50
Regional Diversified Funding (Cayman Islands),
Series 2005-1, 0.000%, 3/15/2015**(1)(3)(5)(6)	750,000	75
River North Ltd. (Cayman Islands),
Series 2005-1A, Class SUB, 0.000%, 2/6/2014**(1)(3)(5)(6)	600,000	60
Soloso Bank Pref 2005 (Cayman Islands),
0.000%, 10/15/2015**(1)(3)(5)(6)	750,000	75
TIAA Real Estate Ltd. (Cayman Islands),
Series 2003-1A, Class PS, 9.000%, 9/30/2013(1)(3)(5)(6)	250,000	24,225
Tricadia (Cayman Islands),
Series 2003-1A, Class PS, 0.000%, 12/15/2013**(1)(3)(5)(6)	250,000	25

Total Collateralized Debt Obligations
(Cost $8,790,767)		474,599

Commercial Mortgage-Backed Securities		3.43%
Crown Castle Towers LLC:
Series 2005-1A, Class C, 5.074%, 6/15/2010(1)(5)	1,500,000	1,515,000
Series 2006-1A, Class F, 6.650%, 11/15/2036(1)	1,000,000	1,020,000

Total Commercial Mortgage- Backed Securities
(Cost $2,461,998)		2,535,000

Total Asset-Backed Securities, Collateralized Debt Obligations & Commercial Mortgage-Backed Securities
(Cost $14,308,481)		6,177,564

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
MONEY MARKET MUTUAL FUNDS		4.30%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	3,182,048	$3,182,048

Total Money Market Mutual Funds
(Cost $3,182,048)		3,182,048

Total Investments
(Cost $91,177,515)	98.83%	73,154,180

Other Assets in Excess of Liabilities	1.17%	862,677

Net Assets	100.00%	$74,016,857

Westcore Flexible Income Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$71,307,221	96.34%
Canada	756,704	1.02%
United Kingdom	615,656	0.83%
Cayman Islands	474,599	0.64%
Total Investments	73,154,180	98.83%
Other Assets in Excess of Liabilities	862,677	1.17%
Net Assets	$74,016,857	100.00%

Please note the country classification is based on the domicile of the issuer and is unaudited.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2009 (continued)

(1)
This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market. Such securities represent 13.61% of the Fund’s net assets as of December 31, 2009.

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Allied Capital A-2	8.500%	6/15/10	9/21/05	$ 84,698	$ 84,700	0.11%
Allied Capital B-2	9.000%	6/15/11	9/21/05	250,000	250,000	0.34%
Allied Capital C-2	9.500%	3/31/12	9/21/05	250,000	250,000	0.34%
Allied Capital CMW	9.500%	4/1/12	9/21/05	119,519	119,519	0.16%
Anthracite Ltd., Series 2004-1A, Class G	3.182%	2/24/14	3/16/04	500,000	10,000	0.01%
Crest Ltd., Series 2003-1A, Class PS	5.100%	8/28/12	4/22/03	150,493	28,380	0.04%
Crest Ltd., Series 2003-2A:
Class E1	5.101%	12/28/13	11/25/03	250,000	23,750	0.03%
Class PS	6.000%	12/28/13	11/25/03	289,633	48,415	0.06%
Crest Ltd. Series 2004-1A:
Class H2	7.334%	10/28/14	10/22/04	286,007	19,500	0.03%
Class PS	5.500%	12/28/13	10/22/04	502,419	104,334	0.14%
Exeter Street Solar, Class E1	4.001%	10/28/14	4/08/04	418,853	41,885	0.06%
Fairfield Street Solar, Class F	5.121%	12/28/14	11/24/04	1,087,500	65,250	0.09%
Crown Castle Towers LLC:
Series 2005-1A, Class C	5.074%	6/15/10	2/26/08	1,443,920	1,515,000	2.05%
Series 2006-1A, Class F	6.650%	11/15/36	10/19/09	1,018,077	1,020,000	1.38%
Emigrant Capital Trust II	3.251%	4/14/34	8/11/04	497,581	175,821	0.24%
Eszoplicone Royalty Sub LLC, Series IV	12.000%	3/15/14	7/29/05	771,697	671,377	0.91%
First Republic Capital Trust II, Series B	8.750%	–	1/30/04	530,000	460,000	0.62%
Fontainbleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07	2,696,980	45,000	0.06%
Harrahs Operating Co. Inc.	10.000%	12/15/18	4/9/08 - 5/6/08	1,253,431	830,110	1.12%
Harrahs Operating Co. Inc.	10.000%	12/15/18	4/9/08 - 12/26/08	407,588	271,320	0.37%
HCA Inc.	7.875%	2/15/20	10/26/09 - 11/24/09	1,548,288	1,565,625	2.12%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03	99,960	107,860	0.14%
I-Preferred Term Securities I Ltd.	–	12/4/12	11/21/02	100,000	10	0.00%
MGM Mirage Resorts Inc.	10.375%	5/15/14	5/14/09	243,644	272,500	0.37%
N-Star Real Estate Ltd., Series 2004-2A, Class C2B	6.591%	6/28/14	6/16/04	468,694	108,400	0.15%
Potlatch Corp.	7.500%	11/1/19	12/14/09	1,022,433	1,015,694	1.37%
Preferred Term Securities VI Ltd.	–	7/3/12	6/13/02	100,000	10	0.00%
Preferred Term Securities X Ltd.	–	7/3/13	6/16/03	150,000	15	0.00%
Preferred Term Securities XI Ltd.	–	10/3/13	9/9/03	150,000	15	0.00%
Preferred Term Securities XII Ltd.	–	12/24/13	12/9/03 - 1/7/05	764,513	75	0.00%
Preferred Term Securities XIV Ltd.	–	6/17/14	6/9/04	500,000	50	0.00%
Regional Diversified Funding, Series 2004-1	–	2/15/14	2/13/04	485,309	50	0.00%
Regional Diversified Funding, Series 2005-1	–	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd., Series 2005-1A, Class SUB	–	2/6/14	12/22/04	600,000	60	0.00%
Soloso Bank Pref 2005	–	10/15/15	8/3/05	744,704	75	0.00%
TIAA Real Estate Ltd., Series 2003-1A, Class PS	9.000%	9/30/13	10/16/03	250,000	24,225	0.03%
Times Square Hotel Trust	8.528%	8/1/26	8/3/01	85,913	89,450	0.12%
Tricadia, Series 2003-1A, Class PS	–	12/15/13	12/10/03	242,644	25	0.00%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	1,758,995	1,752,019	2.37%
USG Corp.	9.750%	8/1/14	7/30/09	908,437	992,063	1.34%
WEA Finance LLC / WCI Finance LLC	5.400%	10/1/12	4/22/09	896,839	1,061,462	1.43%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	7/20/09 - 8/3/09	673,940	756,704	1.02%
WPD Holdings Inc.	7.250%	12/15/17	10/15/03 - 11/4/03	575,451	615,656	0.83%
				$25,928,160	$14,396,479	19.45%

(2)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2009 these securities represented 6.18% of the Fund’s net assets.
(4)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)
This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009

	Shares/Principal Amount	Market Value
NONCONVERTIBLE PREFERRED STOCKS		0.38%
Financial		0.32%
Financial Services		0.13%
First Tennessee Bank ,
3.75%(1)(2)	1,500	$805,781
Goldman Sachs,
6.200%	40,000	1,009,600
		1,815,381

Government Sponsored Entity		0.03%
Federal Home Loan Mortgage Corp.,
8.375%**(3)	433,796	455,486

Real Estate Investment Trusts (REITs)		0.16%
Apartments		0.02%
Cousins Properties Inc.,
7.500%	10,300	215,270

Warehouse-Industrial		0.14%
CenterPoint Properties Trust,
5.377%(4)	3,900	2,082,600

Total Financial
(Cost $17,638,299)		4,568,737

Utilities & Energy		0.06%
Utilities		0.06%
Southern California Edison,
5.349%	9,400	919,144

Total Utilities & Energy
(Cost $940,000)		919,144

Total Nonconvertible Preferred Stocks
(Cost $18,578,299)		5,487,881

CORPORATE BONDS	45.84%
Basic Materials		0.97%
Chemicals		0.97%
Potash Corp. of Saskatchewan Inc. (Canada):
6.500%, 5/15/2019	$7,625,000	8,460,105
4.875%, 3/30/2020	5,700,000	5,634,952
		14,095,057

Total Basic Materials
(Cost $14,092,780)		14,095,057

Financial		9.79%
Financial Services		3.14%
Allied Capital A-2,
8.500%, 6/15/2010(2)(4)	338,801	338,801
Allied Capital B-2,
9.000%, 6/15/2011(2)(4)	1,000,000	1,000,000
Allied Capital C-2,
9.500%, 3/31/2012(2)(4)	1,000,000	1,000,000
Allied Capital CMW,
9.500%, 4/1/2012(2)(4)	478,075	478,075
BB&T Corp.:
3.375%, 9/25/2013	8,625,000	8,700,529
6.850%, 4/30/2019	4,150,000	4,662,811
Charles Schwab Corp.,
8.050%, 3/1/2010	210,000	212,424
Emigrant Capital Trust II,
3.251%, 4/14/2034(1)(2)	850,000	298,896
FIA Card Services NA,
6.625%, 6/15/2012	4,800,000	5,163,634
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	22,484
FMR Corp.,
7.490%, 6/15/2019(2)	5,000,000	5,477,825
Manufacturers & Traders Trust Co.,
1.790%, 4/1/2013(1)(2)	526,000	483,961
PNC Funding Corp.,
4.250%, 9/15/2015	14,595,000	14,907,202
Union Bank of California,
5.950%, 5/11/2016	3,000,000	2,983,629
		45,730,271

Insurance		0.76%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,359,205
Fund American Companies Inc.,
5.875%, 5/15/2013	4,375,000	4,368,967
Prudential Financial,
Series MTNB, 4.350%, 5/12/2015	1,189,983	1,175,340
Zurich Reinsurance,
7.125%, 10/15/2023	200,000	190,014
		11,093,526

Savings & Loans		0.32%
Washington Mutual Bank:
2.969%, 6/16/2010**(3)	5,000,000	1,912,500
5.550%, 6/16/2010**(3)	7,100,000	2,715,750
		4,628,250

Real Estate Investment Trusts (REITs)		5.57%
Apartments		0.04%
United Dominion Realty Trust,
Series MTNE, 3.900%, 3/15/2010	625,000	625,406

Diversified		0.62%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	991,730
Prime Property Funding,
5.600%, 6/15/2011(2)	2,410,000	2,293,274
Vornado Realty LP ,
4.750%, 12/1/2010	2,101,000	2,149,434
Washington REIT,
5.250%, 1/15/2014	3,850,000	3,668,095
		9,102,533

Healthcare		0.39%
Healthcare Realty Trust Inc.:
8.125%, 5/1/2011	375,000	394,073
5.125%, 4/1/2014	3,125,000	3,018,088
Nationwide Health,
6.000%, 5/20/2015	2,000,000	2,007,340
Senior Housing Properties Trust,
8.625%, 1/15/2012	325,000	338,000
		5,757,501

Hotels		0.21%
Host Marriott Corp.,
Series Q, 6.750%, 6/1/2016	3,075,000	3,075,000

Office Property		0.03%
Boston Properties LP,
5.000%, 6/1/2015	375,000	374,902

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Regional Malls		1.88%
Simon Property Group:
5.250%, 12/1/2016	$8,950,000	$8,716,512
7.375%, 6/15/2018	2,868,000	3,045,162
WEA Finance LLC / WT Finance Property Ltd., (Australia),
7.500%, 6/2/2014(2)	8,420,000	9,483,968
Westfield Capital (Australia),
5.700%, 10/1/2016(2)	6,000,000	6,179,106
		27,424,748

Restaurants		0.06%
Trustreet Properties Inc.,
7.500%, 4/1/2015	850,000	879,941

Shopping Centers		1.21%
Kimco Realty Corp.:
Series MTNC, 5.980%, 7/30/2012	1,800,000	1,887,851
5.783%, 3/15/2016	2,000,000	1,977,122
6.875%, 10/1/2019	11,160,000	11,368,111
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	1,859,299
6.640%, 7/15/2026	545,000	497,000
		17,589,383

Timber		0.17%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,460,586

Warehouse-Industrial		0.96%
Prologis Trust:
5.500%, 4/1/2012	4,375,000	4,431,407
7.625%, 8/15/2014	7,175,000	7,510,288
7.810%, 2/1/2015	1,000,000	1,033,783
7.625%, 7/1/2017	1,100,000	1,068,420
		14,043,898

Total Financial
(Cost $147,724,041)		142,785,945

Industrial		22.23%
Aerospace & Defense		0.95%
L-3 Communications Corp.:
6.125%, 7/15/2013	2,750,000	2,791,250
6.125%, 1/15/2014	2,970,000	3,003,413
5.875%, 1/15/2015	4,715,000	4,732,681
5.200%, 10/15/2019(2)	3,400,000	3,369,437
		13,896,781

Airlines		0.12%
Southwest Airlines Co. 2007-1 Pass Through Trust,
Series 2007-1, 6.150%, 8/1/2022	1,822,999	1,804,769

Autos		1.13%
American Honda Finance Corp.,
5.125%, 12/15/2010(2)	3,600,000	3,718,040
BMW US Capital Inc.,
5.730%, 11/1/2015(2)(4)	12,000,000	12,676,560
Dana Corp., Escrow Units,
1/15/2015**(3)(4)	1,600,000	–
Delphi Corp.,
6.500%, 5/1/2009**(3)	1,000,000	15,000
		16,409,600

Beverages		2.86%
Bottling Group LLC,
6.950%, 3/15/2014	10,000,000	11,516,701
The Coca-Cola Co.,
5.350%, 11/15/2017	15,950,000	17,209,397
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	9,700,000	10,478,774
PepsiCo Inc.,
5.000%, 6/1/2018	2,440,000	2,537,624
		41,742,496

Brewery		1.42%
Anheuser-Busch Companies Inc.:
4.950%, 1/15/2014	175,000	180,695
5.050%, 10/15/2016	8,030,000	8,214,810
5.500%, 1/15/2018	4,900,000	4,974,500
Anheuser-Busch InBev Worldwide Inc.,
4.125%, 1/15/2015(2)	7,150,000	7,267,961
		20,637,966

Cable & Media		0.81%
AT&T Broadband Corp.,
8.375%, 3/15/2013	1,085,000	1,251,567
Cox Communications Inc.,
7.250%, 11/15/2015	3,000,000	3,378,483
Cox Enterprises Inc.,
7.875%, 9/15/2010(2)	3,000,000	3,118,572
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	2,914,362
The Walt Disney Co.,
4.700%, 12/1/2012	1,000,000	1,077,388
		11,740,372

Chemicals		0.08%
Dow Chemical Co.,
6.125%, 2/1/2011	350,000	364,959
PPG Industries Inc.,
6.875%, 2/15/2012	688,000	731,593
		1,096,552

Consumer Goods		0.79%
The Procter & Gamble Co.,
4.600%, 1/15/2014	10,864,000	11,578,362

Healthcare		1.32%
Baxter FinCo BV (Netherlands),
4.750%, 10/15/2010	1,175,000	1,212,935
HCA Inc.,
7.875%, 2/15/2020(2)	6,950,000	7,254,063
Medco Health Solutions Inc.,
6.125%, 3/15/2013	10,075,000	10,786,425
		19,253,423

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Leisure		0.32%
Fontainebleau Las Vegas Holdings LLC,
10.250%, 6/15/2015**(2)(3)	$8,220,000	$123,300
Harrah’s Operating Co. Inc:
10.000%, 12/15/2018(2)	2,846,000	2,298,144
10.000%, 12/15/2018(2)	933,000	753,398
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,147,500
Station Casinos Inc.,
6.875%, 3/1/2016**(3)	2,900,000	29,000
Times Square Hotel Trust,
8.528%, 8/1/2026(2)(4)	365,130	380,163
		4,731,505

Metals & Mining		1.30%
BHP Billiton Finance (Australia),
5.000%, 12/15/2010	10,835,000	11,281,293
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	6,700,000	7,346,557
Sweetwater Investors LLC,
5.875%, 5/15/2014(2)	378,341	360,887
		18,988,737

Other Industrial		1.30%
Aramark Corp.,
8.500%, 2/1/2015	3,575,000	3,700,125
BAE Systems Holdings Inc.,
4.750%, 8/15/2010(2)	1,775,000	1,802,205
Kennametal Inc.,
7.200%, 6/15/2012	7,880,000	8,260,210
Science Applications:
6.250%, 7/1/2012	2,700,000	2,942,247
5.500%, 7/1/2033	1,225,000	1,084,513
WM Wrigley Jr Co.,
4.650%, 7/15/2015	1,125,000	1,112,344
		18,901,644

Paper & Forestry		0.82%
Potlatch Corp.,
7.500%, 11/1/2019(2)	4,071,000	4,134,890
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(2)	8,825,000	7,856,368
		11,991,258

Paper & Packaging		0.71%
Ball Corp.,
6.625%, 3/15/2018	10,358,000	10,280,315

Pharmaceuticals		2.29%
Abbott Laboratories,
5.150%, 11/30/2012	10,125,000	11,073,682
Eli Lilly & Co.,
5.500%, 3/15/2027	10,000,000	10,089,050
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%, 3/15/2014(2)(4)	771,697	671,377
GlaxoSmithKline Capital Inc.,
4.850%, 5/15/2013	10,775,000	11,575,411
		33,409,520

Retail		1.78%
Amerigas Partners,
7.250%, 5/20/2015	1,250,000	1,256,250
Costco Wholesale Corp.,
5.500%, 3/15/2017	2,800,000	2,992,839
Tesco PLC (United Kingdom),
5.500%, 11/15/2017(2)	5,000,000	5,270,700
Wal-Mart Stores Inc.:
4.250%, 4/15/2013	3,850,000	4,085,154
7.250%, 6/1/2013	4,000,000	4,617,840
5.800%, 2/15/2018	6,900,000	7,669,827
		25,892,610

Technology		1.55%
Dell Inc.,
3.375%, 6/15/2012	1,200,000	1,241,675
International Business Machines Corp.,
7.625%, 10/15/2018	6,250,000	7,644,844
Oracle Corp.,
3.750%, 7/8/2014	13,345,000	13,783,770
		22,670,289

Telecom & Related		1.31%
American Tower Corp.,
4.625%, 4/1/2015(2)	3,600,000	3,645,439
AT&T Inc.,
6.700%, 11/15/2013	9,590,000	10,829,191
Tuckahoe Credit Lease Trust,
9.310%, 10/20/2025(2)(4)	5,107,494	4,477,382
Verizon Global,
4.375%, 6/1/2013	125,000	131,270
		19.083,282

Transportation		1.37%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	11,525,000	12,262,484
4.575%, 1/15/2021	1,363,028	1,411,361
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,642,094
Federal Express Corp. 1997 Pass Through Trust,
Series 1997-A, 7.500%, 1/15/2018(5)	670,372	699,533
Union Pacific Corp.,
5.750%, 11/15/2017	3,800,000	4,015,711
		20,031,183

Total Industrial
(Cost $325,277,921)		324,140,664

Utilities & Energy		12.85%
Energy-Non Utility		8.04%
BP Capital Markets PLC (United Kingdom),
3.625%, 5/8/2014	12,000,000	12,288,335
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,053,936
ConocoPhillips,
8.750%, 5/25/2010	11,000,000	11,367,608
Devon Energy Corp.,
5.625%, 1/15/2014	12,430,000	13,440,198
Forest Oil Corp.,
7.250%, 6/15/2019	9,825,000	9,751,313
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	4,884,782

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Northern Border Partners LP:
Series A, 8.875%, 6/15/2010	$1,000,000	$1,033,596
7.100%, 3/15/2011	1,000,000	1,052,753
Northern Natural Gas Co.,
5.375%, 10/31/2012(2)	350,000	380,578
Pride International Inc.,
7.375%, 7/15/2014	10,430,000	10,821,125
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	11,203,800
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	80,089
7.000%, 10/15/2028	9,775,000	10,468,116
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,253,297
Valero Energy Corp.,
6.125%, 6/15/2017	3,175,000	3,254,223
Weatherford International Ltd. (Switzerland),
5.150%, 3/15/2013	8,485,000	8,892,255
XTO Energy Inc.,
4.625%, 6/15/2013	10,400,000	11,065,850
		117,291,854

Utilities		4.81%
Centerpoint Energy Inc.,
Series B, 7.250%, 9/1/2010	2,350,000	2,424,617
Commonwealth Edison Co.,
Series 104, 5.950%, 8/15/2016	5,275,000	5,655,449
Consumers Energy Co.:
Series B, 6.875%, 3/1/2018	1,564,000	1,750,693
5.650%, 4/15/2020	1,225,000	1,281,452
Duke Energy Carolinas LLC,
5.300%, 10/1/2015	10,150,000	11,081,567
FPL Group Capital Inc.:
5.625%, 9/1/2011	3,175,000	3,378,679
6.350%, 10/1/2066(1)	3,900,000	3,612,305
Georgia Power Co.,
Series 07-A, 5.650%, 3/1/2037	850,000	853,931
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(2)	400,000	431,440
Midamerican Energy Holdings Co.,
5.875%, 10/1/2012	200,000	217,957
Nevada Power Co.:
Series M, 5.950%, 3/15/2016	9,287,000	9,853,498
Series R, 6.750%, 7/1/2037	2,850,000	3,049,281
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	10,577,000	11,785,295
Pacific Gas & Electric,
4.800%, 3/1/2014	700,000	744,099
PacifiCorp,
6.900%, 11/15/2011	2,107,000	2,307,669
Portland General Electric,
7.875%, 3/15/2010	200,000	202,435
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,267,630
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	3,753,390
Tenaska Alabama II Partners LP,
6.125%, 3/30/2023(2)	247,589	243,738
Tenaska Virginia Partners LP,
6.119%, 3/30/2024(2)	217,148	207,808
Westar Energy Inc.,
5.100%, 7/15/2020	3,265,000	3,195,282

WPD Holdings (United Kingdom),
7.250%, 12/15/2017(2)	875,000	897,833
		70,196,048

Total Utilities & Energy
(Cost $180,758,802)		187,487,902

Total Corporate Bonds
(Cost $667,853,544)		668,509,568

ASSET-BACKED SECURITIES, COLLATERALIZED DEBT OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, RESIDENTIAL MORTGAGE- BACKED SECURITIES, & AGENCY MORTGAGE BACKED SECURITIES		32.03%
Asset-Backed Securities		4.60%
AmeriCredit Automobile Receivables Trust,
Series 2007-BF, Class A3A, 5.160%, 4/6/2012	$899,292	$904,643
CarMax Auto Owner Trust:
Series 2009-2, Class A3, 1.740%, 4/15/2014	3,300,000	3,289,024
Series 2009-2, Class B, 4.650%, 8/17/2015	6,000,000	5,937,216
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A, Class A1, 4.192%, 2/1/2020	4,828,010	5,060,348
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A4, 6.190%, 3/1/2011(5)	212,124	220,061
Harley-Davidson Motorcycle Trust:
Series 2007-1, Class B, 5.370%, 1/15/2011(5)	1,000,000	1,027,157
Series 2007-1, Class C, 5.540%, 4/15/2015	3,500,000	3,520,661
Series 2009-3, Class A3, 1.740%, 9/16/2013	10,225,000	10,222,607
Honda Auto Receivables Owner Trust,
Series 2007-2, Class A3, 5.460%, 5/23/2011	3,045,238	3,078,331
Hyundai Auto Receivables Trust,
Series 2009-A, Class A4, 3.150%, 3/15/2016	8,175,000	8,284,823
John Deere Owner Trust,
Series 2008-A, Class A3, 4.400%, 4/15/2011(5)	8,720,578	8,833,884

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A, 5.362%, 4/20/2014(2)(5)	$290,444	$285,263
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3, 1.670%, 1/15/2014	4,125,000	4,126,576
USAA Auto Owner Trust,
Series 2009-2, Class A4, 2.530%, 6/17/2013(5)	7,075,000	7,040,417
Vanderbilt Mortgage and Finance Inc.:
Series 1997-B, Class 2B3, 1.385%, 7/7/2013(1)	3,380,822	2,738,720
Series 1997-C, Class 2B3, 1.385%, 8/7/2027(1)	2,852,939	2,260,461
Series 2002-B, Class B1, 5.850%, 4/7/2018	190,192	183,938

Total Asset-Backed Securities
(Cost $66,123,497)		67,014,130

Collateralized Debt Obligations		0.04%
Anthracite Ltd. (Cayman Islands),
Series 2004-1A, Class G, 3.182%, 2/24/2014(1)(2)(4)(5)	500,000	10,000
Crest Ltd. Series 2003-1A (Cayman Islands),
Class PS, 5.100%, 8/28/2012(2)(4)(5)(6)	800,000	113,520
Crest Ltd. Series 2003-2A (Cayman Islands),
Class PS, 6.000%, 12/28/2013(2)(4)(5)(6)	620,174	72,622
Crest Ltd. Series 2004-1A (Cayman Islands):
Class H2, 7.334%, 10/28/2014(2)(4)(5)	750,000	48,750
Fairfield Street Solar, Class F, 5.121%, 12/28/2014(1)(2)(4)(5)	1,000,000	60,000
I-Preferred Term Securities I Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 12/4/2012**(2)(5)(6)	150,000	15
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A, Class C2B, 6.591%, 6/28/2014(2)(4)(5)	600,000	130,080
Preferred Term Securities VI Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 7/3/2012(2)(5)(6)	250,000	25
Preferred Term Securities X Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 7/3/2013**(2)(5)(6)	350,000	35
Preferred Term Securities XI B-3 Ltd. (Cayman Islands),
Mezzanine Note, 1.853%, 9/24/2033(1)(2)(4)	500,000	55,000
Preferred Term Securities XI Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 10/3/2013**(2)(5)(6)	350,000	35
Preferred Term Securities XII Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 12/24/2013**(2)(5)(6)	500,000	50
Preferred Term Securities XIII Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 3/24/2014**(2)(5)(6)	500,000	50
Preferred Term Securities XIV Ltd. (Cayman Islands),
Subordinate Income Notes, 0.000%, 6/17/2014**(2)(5)(6)	500,000	50
Regional Diversified Funding (Cayman Islands),
Series 2004-1, 0.000%, 2/15/2014**(2)(3)(4)(5)(6)	500,000	50
Regional Diversified Funding (Cayman Islands),
Series 2005-1, 0.000%, 3/15/2015**(2)(4)(5)(6)	750,000	75
River North Ltd. (Cayman Islands),
Series 2005-1A, Class SUB, 0.000%, 2/6/2014**(2)(4)(5)(6)	800,000	80
Soloso Bank Pref (Cayman Islands),
0.000%, 10/15/2015**(2)(4)(5)(6)	750,000	75
TIAA Real Estate Ltd. (Cayman Islands),
Series 2003-1A, Class PS, 9.000%, 9/30/2013(2)(4)(5)(6)	250,000	24,225
Tricadia (Cayman Islands),
Series 2003-1, Class PS, 0.000%, 12/15/2013**(2)(4)(5)(6)	250,000	25

Total Collateralized Debt Obligations
(Cost $10,198,238)		514,762

Commercial Mortgage-Backed Securities		2.40%
Crown Castle Towers LLC:
Series 2005-1A, Class C, 5.074%, 6/15/2010(2)(5)	8,500,000	8,585,000
Series 2006-1A, Class B, 5.362%, 11/15/2036(2)	772,000	791,300
Series 2006-1A, Class C, 5.470%, 11/15/2036(2)	1,920,000	1,963,200
Series 2006-1A, Class D, 5.772%, 11/15/2036(2)	2,000,000	2,045,000
Series 2006-1A, Class F, 6.650%, 11/15/2036(2)	3,000,000	3,060,000
Series 2006-1A, Class G, 6.795%, 11/15/2036(2)	10,363,000	10,570,260
SBA CMBS Trust:
Series 2006-1A, Class A, 5.314%, 11/15/2036(2)	4,570,000	4,672,825
Series 2006-1A, Class C, 5.559%, 11/15/2036(2)	3,300,000	3,366,000

Total Commercial Mortgage-Backed Securities
(Cost $34,463,743)		35,053,585

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Residential Mortgage-Backed Securities		0.20%
Banc of America Funding Corp.:
Series 2005-4, Class 1A4, 5.500%, 8/1/2035	$500,000	$289,314
Series 2005-4, Class 2A4, 5.500%, 8/1/2035	1,000,000	593,467
Banc of America Mortgage Securities Inc.:
Series 2005-2, Class 1A12, 5.500%, 3/25/2035	314,573	245,932
Series 2005-8, Class A14, 5.500%, 9/25/2035	1,000,000	591,680
Bank of America Alternative Loan Trust,
Series 2005-4, Class CB9, 5.500%, 5/25/2035	833,000	543,858
Bear Stearns Co.,
Series 2003-7, Class 4A, 4.908%, 10/25/2033(1)	156,935	148,546
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2004-2, Class 3A1, 5.480%, 11/25/2014(1)(5)	218,879	209,332
Provident Funding Mortgage Loan Trust,
Series 2004-1, Class 1A1, 3.195%, 4/25/2034(1)	114,114	106,335
WAMU Mortgage Pass-Through Certificates,
Series 2003-AR3, Class B1, 3.566%, 4/25/2033(1)	44,831	23,453
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-E, Class A1, 4.856%, 11/25/2039(1)	200,028	192,423

Total Residential Mortgage-Backed Securities
(Cost $4,370,524)		2,944,340

Agency Mortgage-Backed Securities		24.79%
FHLMC:
Gold Pool #G00336, 6.000%, 10/1/2024	149,964	160,221
Pool #781804, 5.054%, 7/1/2034(1)	1,805,511	1,885,898
Pool #781811, 5.131%, 7/1/2034(1)	817,169	855,915
Pool #781958, 5.077%, 9/1/2034(1)	2,238,501	2,341,821
Gold Pool #G08061, 5.500%, 6/1/2035	1,143,517	1,202,420
Gold Pool #G08079, 5.000%, 9/1/2035	18,622,284	19,135,365
Gold Pool #G01960, 5.000%, 12/1/2035	6,040,097	6,206,514
Gold Pool #A42128, 5.500%, 1/1/2036	10,403,440	10,939,322
Gold Pool #A41748, 5.000%, 1/1/2036	7,841,850	8,057,909
Gold Pool #G02064, 5.000%, 2/1/2036	9,400,677	9,659,684
Gold Pool #G05200, 5.000%, 5/1/2036	24,087,148	24,750,797
Gold Pool #G02386, 6.000%, 11/1/2036	19,010,343	20,213,336
Pool #1G1317, 5.965%, 11/1/2036(1)	15,453,154	16,491,775
Gold Pool #G03189, 6.500%, 9/1/2037	31,352,072	33,593,933
FNMA:
Pool #995749, 4.000%, 5/25/2024	30,430,628	30,662,174
Pool #779610, 4.952%, 6/1/2034(1)	314,113	330,502
Pool #725705, 5.000%, 8/1/2034	2,498,151	2,576,405
Pool #809893, 5.059%, 3/1/2035(1)	1,481,503	1,557,279
Pool #809894, 4.873%, 3/1/2035(1)	1,418,695	1,481,378
Pool #255706, 5.500%, 5/1/2035	13,680,973	14,372,861
Pool #735897, 5.500%, 10/1/2035	7,423,098	7,798,506
Pool #836496, 5.000%, 10/1/2035	11,926,915	12,264,840
Pool #850582, 5.500%, 1/1/2036	4,016,596	4,219,728
Pool #845471, 5.000%, 5/1/2036	1,417,934	1,449,469
Pool #190377, 5.000%, 11/1/2036	14,955,213	15,378,939
Pool #256526, 6.000%, 12/1/2036	26,106,830	27,607,972
Pool #888405, 5.000%, 12/1/2036	3,567,316	3,668,389
Pool #907772, 6.000%, 12/1/2036	9,277,239	9,810,681
Pool #910881, 5.000%, 2/1/2037	11,969,131	12,235,325
Pool #889108, 6.000%, 2/1/2038	17,733,874	18,814,541
Pool #257161, 5.500%, 4/1/2038	38,254,257	40,093,255
GNMA,
Pool #550656, 5.000%, 9/15/2035	1,742,336	1,801,350

Total Agency Mortgage-Backed Securities
(Cost $345,476,019)		361,618,504

Total Asset-Backed Securities, Collateralized Debt Obligations, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities, & Agency Mortgage Backed Securities
(Cost $460,632,021)		467,145,321

U.S. GOVERNMENT & AGENCY OBLIGATIONS		4.74%
FDIC Guaranteed:
The Goldman Sachs Group, Inc.,
3.250%, 6/15/2012	3,090,000	3,212,191

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
FHLMC,
4.750%, 11/17/2015	$60,825,000	$65,895,372
FNMA,
8.200%, 3/10/2016	55,000	69,258

Total U.S. Government & Agency Obligations
(Cost $66,326,854)		69,176,821

U.S. TREASURY BONDS & NOTES		13.45%
U.S. Treasury Bonds:
6.000%, 2/15/2026	13,000,000	15,212,041
5.500%, 8/15/2028	14,000,000	15,605,632
4.375%, 2/15/2038	13,500,000	12,964,226
4.375%, 11/15/2039	15,000,000	14,362,515
U.S. Treasury Notes:
4.500%, 2/28/2011	28,300,000	29,548,087
1.375%, 4/15/2012	20,000,000	20,025,020
1.875%, 6/15/2012	39,000,000	39,438,788
3.250%, 5/31/2016	20,000,000	20,089,080
3.750%, 11/15/2018	29,000,000	29,006,815

Total U.S. Treasury Bonds & Notes
(Cost $197,665,889)		196,252,204

MONEY MARKET MUTUAL FUNDS		2.62%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.040%)	38,224,854	38,224,854

Total Money Market Mutual Funds
(Cost $38,224,854)		38,224,854

Total Investments
(Cost $1,449,281,461)	99.06%	1,444,796,649

Other Assets in Excess of Liabilities	0.94%	13,677,471

Net Assets	100.00%	$1,458,474,120

Westcore Plus Bond Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$1,356,345,263	93.00%
Australia	26,944,367	1.85%
Canada	21,951,425	1.50%
United Kingdom	18,456,868	1.27%
Netherlands	11,691,709	0.80%
Switzerland	8,892,255	0.61%
Cayman Islands	514,762	0.03%
Total Investments	1,444,796,649	99.06%
Other Assets in Excess of Liabilities	13,677,471	0.94%
Net Assets	$1,458,474,120	100.00%

Please note the country classification is based on the domicile of the issuer and is unaudited.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.  Sector and industry classifications are unaudited.

** Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2009 (continued)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)
 This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers. Please note that the Adviser, under supervision of the Board of Trustees, has determined that certain 144A securities listed below have a liquid trading market. Such securities represent 7.72% of the Fund’s net assets as of December 31, 2009.

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Allied Capital A-2	8.500%	6/15/10	9/21/05	$ 338,751	$ 338,801	0.02%
Allied Capital B-2	9.000%	6/15/11	9/21/05	1,000,000	1,000,000	0.07%
Allied Capital C-2	9.500%	3/31/12	9/21/05	1,000,000	1,000,000	0.07%
Allied Capital CMW	9.500%	4/1/12	9/21/05	478,075	478,075	0.03%
American Honda Finance Corp.	5.125%	12/15/10	12/12/05	3,598,946	3,718,040	0.25%
American Tower Corp.	4.625%	4/1/15	10/13/09	3,595,261	3,645,439	0.25%
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	10/13/09	7,140,205	7,267,961	0.50%
Anthracite Ltd., Series 2004-1A, Class G	3.182%	2/24/14	3/16/04	500,000	10,000	0.00%
BAE Systems Holdings Inc.	4.750%	8/15/10	7/20/05 - 12/15/05	1,772,799	1,802,205	0.12%
BMW US Capital Inc.	5.730%	11/1/15	10/16/07	12,000,000	12,676,560	0.87%
Cox Enterprises Inc.	7.875%	9/15/10	8/19/04 - 8/2/05	3,047,261	3,118,572	0.21%
Crest Ltd. Series 2003-1A:
Class PS	5.100%	8/28/12	4/22/03	603,583	113,520	0.01%
Class PS	6.000%	12/28/13	11/25/03	434,446	72,622	0.01%
Crest Ltd. Series 2004-1A:
Class H2	7.334%	10/28/14	10/22/04	715,017	48,750	0.00%
Fairfield Street Solar, Class F	5.121%	12/28/14	11/24/04	1,000,000	60,000	0.00%
Crown Castle Towers LLC:
Series 2005-1A, Class C	5.074%	6/15/10	2/26/08	8,182,215	8,585,000	0.59%
Series 2006-1A, Class B	5.362%	11/15/36	8/25/09	771,040	791,300	0.06%
Series 2006-1A, Class C	5.470%	11/15/36	8/25/09	1,908,961	1,963,200	0.13%
Series 2006-1A, Class D	5.772%	11/15/36	10/19/09	2,034,893	2,045,000	0.14%
Series 2006-1A, Class F	6.650%	11/15/36	10/19/09	3,054,231	3,060,000	0.21%
Series 2006-1A, Class G	6.795%	11/15/36	10/22/09	10,621,447	10,570,260	0.72%
Emigrant Capital Trust II	3.251%	4/14/34	8/11/04	845,886	298,896	0.02%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	771,697	671,377	0.05%
First Tennessee Bank	13.536%	-	3/16/05	1,500,000	805,781	0.06%
FMR Corp.	7.490%	6/15/19	3/6/07	5,754,342	5,477,825	0.38%
Fontainebleau Las Vegas Holdings LLC	10.250%	6/15/15	9/13/07 - 11/8/07	7,429,756	123,300	0.01%
Harrah's Operating Co. Inc	10.000%	12/15/18	4/9/08 - 9/19/08	3,110,997	2,298,144	0.16%
Harrah's Operating Co. Inc	10.000%	12/15/18	4/9/08 - 12/26/08	1,011,869	753,398	0.05%
HCA Inc.	7.875%	2/15/20	10/26/09	7,224,741	7,254,063	0.50%
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03 - 2/6/06	401,625	431,440	0.03%
I-Preferred Term Securities I Ltd.	-	12/4/12	11/21/02	150,000	15	0.00%
L-3 Communications Corp.	5.200%	10/15/19	9/29/09	3,388,060	3,369,437	0.23%
Manufacturers & Traders Trust Co.	1.790%	4/1/13	3/25/03 - 7/15/05	523,853	483,961	0.03%
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A	5.362%	4/20/14	10/31/06	290,440	285,263	0.02%
Northern Natural Gas Co.	5.375%	10/31/12	10/9/02	349,827	380,578	0.03%
N-Star Real Estate Ltd, Series 2004-2A, Class C2B	6.591%	6/28/14	6/16/04	562,433	130,080	0.01%
Potlatch Corp.	7.500%	11/1/19	12/14/09 - 12/16/09	4,162,337	4,134,890	0.28%
Preferred Term Securities VI Ltd.	-	7/3/12	6/13/02	250,000	25	0.00%
Preferred Term Securities X Ltd.	-	7/3/13	6/16/03	350,000	35	0.00%
Preferred Term Securities XI B-3 Ltd.	1.853%	9/24/33	6/2/05	502,842	55,000	0.00%
Preferred Term Securities XI Ltd.	-	10/3/13	9/9/03	350,000	35	0.00%
Preferred Term Securities XII Ltd.	-	12/24/13	12/9/03 - 1/7/05	507,256	50	0.00%
Preferred Term Securities XIII Ltd.	-	3/24/14	3/9/04	500,000	50	0.00%
Preferred Term Securities XIV Ltd.	-	6/17/14	6/9/04	500,000	50	0.00%
Prime Property Funding	5.600%	6/15/11	11/2/05 - 12/15/05	2,417,823	2,293,274	0.16%
Regional Diversified Funding, Series 2004-1	-	2/15/14	2/13/04	485,314	50	0.00%
Regional Diversified Funding, Series 2005-1	-	3/15/15	3/21/05	750,000	75	0.00%
River North Ltd, Series 2005-1A, Class SUB	-	2/6/14	12/22/04	800,000	80	0.00%
SBA CMBS Trust, Series 2006-1A:
Class A	5.314%	11/15/36	10/30/06 - 5/3/07	4,575,680	4,672,825	0.32%
Class C	5.559%	11/15/36	10/30/06 - 11/1/06	3,315,276	3,366,000	0.23%
Soloso Bank Pref	-	10/15/15	8/3/05	744,699	75	0.00%
Sweetwater Investors LLC	5.875%	5/15/14	5/31/05 - 12/15/05	379,726	360,887	0.03%
Tenaska Alabama II Partners LP	6.125%	3/30/23	10/9/03 - 1/19/05	250,004	243,738	0.02%
Tenaska Virginia Partners LP	6.119%	3/30/24	4/29/04 - 1/19/05	217,022	207,808	0.01%
Tesco PLC	5.500%	11/15/17	10/29/07	4,982,531	5,270,700	0.36%
TIAA Real Estate Ltd., Series 2003-1A, Class PS	9.000%	9/30/13	10/16/03	250,000	24,225	0.00%
Times Square Hotel Trust	8.528%	8/1/26	8/3/01	365,130	380,163	0.03%
Tricadia, Series 2003-1A, Class PS	-	12/15/13	12/10/03	242,647	25	0.00%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	4,495,209	4,477,382	0.31%
WEA Finance LLC / WT Finance Property Ltd.	7.500%	6/2/14	5/26/09	8,342,546	9,483,968	0.65%
Westfield Capital	5.700%	10/1/16	9/21/06	5,989,978	6,179,106	0.42%
West Fraser Timber Co. Ltd.	5.200%	10/15/14	6/12/06 - 8/3/09	7,800,591	7,856,368	0.54%
WPD Holdings	7.250%	12/15/17	10/15/03 - 6/30/06	857,595	897,833	0.06%
				$151,496,863	$135,033,580	9.26%

(3)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(4)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2009 these securities represented 1.62% of the Fund’s net assets.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)
This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2009

	Principal Amount	Market Value
CERTIFICATES OF PARTICIPATION		16.36%
Adams 12 Five Star Schools, Certificate of Participation,
4.500%, 12/1/2027, Optional 12/1/2018 @ 100.00	$600,000	$604,800
Adams County, Certificate of Participation,
5.000%, 12/1/2025, Optional 12/1/2018 @ 100.00	1,200,000	1,272,479
Auraria Higher Education Center, Certificate of Participation,
6.000%, 5/1/2024, Optional 5/1/2019 @ 100.00	499,000	538,915
City of Aurora, Certificate of Participation,
5.000%, 12/1/2026, Optional 12/1/2019 @ 100.00	1,000,000	1,034,710
City of Thornton, Certificate of Participation,
4.000%, 12/1/2022, AMBAC	250,000	242,143
Colorado State Higher Education, Cons. Lease Pur., Certificates of Participation:
5.250%, 11/1/2023, Optional 11/1/2018 @ 100.00	1,000,000	1,075,140
5.000%, 11/1/2025	1,000,000	1,066,620
Colorado State, Certificate of Participation, University of Colorado at Denver Health Sciences Center Fitzsimons Academic,
5.000%, 11/1/2018, Optional 11/1/2015 @ 100.00, MBIA	700,000	737,100
Denver City & County, Certificate of Participation, Denver Botanic Gardens,
5.250%, 12/1/2024, Optional 12/1/2018 @ 100.00	625,000	684,969
Douglas & Elbert Counties School District No Re-1, Certificate of Participation,
5.000%, 1/15/2025, Optional 1/15/2019 @ 100.00	1,000,000	1,051,890
Eagle County, Certificate of Participation, Justice Center Project,
5.250%, 12/1/2023, Optional 12/1/2018 @ 100.00	500,000	549,550
El Paso County, Certificates of Participation, Detention Facility Project:
5.375%, 12/1/2019, Optional 12/1/2012 @ 100.00, AMBAC	500,000	520,875
5.375%, 12/1/2020, Optional 12/1/2012 @ 100.00, AMBAC	1,000,000	1,039,520
Fort Collins, Certificates of Participation:
5.000%, 6/1/2012	1,000,000	1,094,970
5.375%, 6/1/2023, Optional 6/1/2014 @ 100.00, AMBAC	1,000,000	1,065,350
Garfield County Public Library District, Certificate of Participation,
5.000%, 12/01/2024, Optional 12/1/2019 @ 100.00	675,000	687,110
Northern Colorado Water Conservancy District, Certificate of Participation,
5.625%, 10/1/2018, Optional 10/1/2012 @ 100.00, MBIA	510,000	541,161
Pueblo Co., Certificate of Participation, Police Complex Project,
5.500%, 8/15/2018, Assured Guaranty	500,000	550,700
Regional Transportation District, Certificates of Participation:
4.500%, 6/1/2019, Optional 6/1/2015 @ 100.00, AMBAC	620,000	625,003
5.000%, 12/1/2022, Optional 12/1/2017 @ 100.00, AMBAC	1,000,000	1,034,920
5.000%, 11/01/2024, Prerefunded 11/1/2013 @ 100.00	1,000,000	1,143,040
University of Colorado, Certificate of Participation,
5.000%, 6/1/2023, Prerefunded 6/1/2013 @ 100.00	150,000	168,095

Total Certificates of Participation
(Cost $17,003,841)		17,329,060

GENERAL OBLIGATION BONDS		30.95%
County-City-Special District-School District		30.95%
Adams & Arapahoe Counties Joint School District 28J:
5.350%, 12/1/2015, Escrowed to Maturity	260,000	307,944
6.250%, 12/1/2026, Optional 12/1/2018 @ 100.00	1,250,000	1,463,975
Adams 12 Five Star Schools,
zero coupon, 12/15/2024, Optional 12/15/2016 @ 67.784, FGIC	2,385,000	1,208,169
Adams County School District 12, Series A,
5.000%, 12/15/2020, Prerefunded 12/15/2011 @ 100.00, MBIA	500,000	542,000
Arapahoe County School District 5,
5.000%, 12/15/2026, Optional 12/15/2018 @ 100.00	1,000,000	1,098,180
Arapahoe County School District No. 6 Littleton,
5.250%, 12/1/2021, Optional 12/1/2012 @ 100.00, MBIA-RE FGIC	500,000	532,040
Arapahoe Park & Recreation District,
5.250%, 12/1/2022, Optional 12/1/2012 @ 100.00, NAT’L-RE FGIC	750,000	770,040
Basalt Colorado Sanitation District,
5.000%, 12/1/2018, Optional 12/1/2011 @ 100.00, AMBAC	125,000	129,469

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Boulder County Open Space Capital Improvement Tr Fd,
5.400%, 8/15/2015, Prerefunded 8/15/2010 @ 100.00	$500,000	$515,610
Boulder Valley School District No Re-2,
4.500%, 12/1/2025, Optional 6/1/2019 @ 100.00	775,000	816,277
Cherry Creek North Business Improvement District No 1,
5.000%, 12/1/2028, Optional 12/1/2019 @ 100.00	875,000	905,371
City & County of Denver Board Water Commissioners,
5.500%, 10/1/2011	250,000	270,760
City & County of Denver Justice System,
5.000%, 8/1/2025, Optional 8/1/2018 @ 100.00	750,000	819,300
City & County of Denver, School District No. 1, Series A,
5.500%, 12/1/2022, FGIC	500,000	603,095
Clear Creek County School District Re-1,
4.300%, 12/1/2013, Optional 12/1/2012 @ 100.00, FSA	125,000	133,285
Denver City & County School District No 1:
5.000%, 12/1/2018	1,000,000	1,148,480
5.250%, 12/1/2025, Optional 6/1/2019 @ 100.00	1,500,000	1,684,439
Denver West Metropolitan District:
4.050%, 12/1/2013	500,000	514,540
4.250%, 12/1/2016, Optional 12/1/2015 @ 100.00	140,000	130,589
Douglas & Elbert Counties School District Re-1:
zero coupon, 12/15/2015	2,000,000	1,659,580
5.250%, 12/15/2016, Prerefunded 12/15/2011 @ 100.00, MBIA	500,000	544,405
5.250%, 12/15/2017, Prerefunded 12/15/2011 @ 100.00, MBIA	1,000,000	1,088,810
Eagle Bend, Metropolitan District 2,
4.500%, 12/1/2025, Optional 12/1/2015 @ 100.00, RADIAN	400,000	335,668
Eagle, Garfield & Routt Counties School District Re-50J,
5.000%, 12/1/2026, Optional 12/1/2016 @ 100.00, FSA	1,000,000	1,059,760
Eagle-Vail Metropolitan District,
5.000%, 12/1/2029, Optional 12/1/2019 @ 100.00	400,000	419,408
El Paso County School District 2:
5.250%, 12/1/2012, Optional 12/1/2010 @ 100.00, MBIA	250,000	259,940
5.000%, 12/1/2023, Optional 12/1/2012 @ 100.00, MBIA	250,000	261,735
El Paso County School District 12,
5.000%, 9/15/2013, Optional 9/15/2012 @ 100.00	1,000,000	1,101,460
El Paso County School District No 20,
zero coupon, 12/15/2013	500,000	462,460
Evergreen Park & Recreation District,
5.250%, 12/1/2017, Prerefunded 12/1/2010 @ 100.00, AMBAC	115,000	120,150
Fraser Valley, Metropolitan Recreation District,
5.000%, 12/1/2025, Optional 12/1/2017 @ 100.00	500,000	530,095
Garfield County, Garfield School District Re-2:
4.750%, 12/1/2025, Optional 12/1/2016 @ 100.00	1,000,000	1,052,210
5.000%, 12/1/2027, Optional 12/1/2016 @ 100.00, FSA	250,000	266,805
Garfield, Pitkin & Eagle Counties Roaring Fork School District Re-1,
5.000%, 12/15/2020, Optional 12/15/2014 @ 100.00, FSA	500,000	535,630
Gunnison Watershed School District No Re 1J:
5.250%, 12/1/2024, Optional 12/1/2018 @ 100.00	1,000,000	1,113,410
5.000%, 12/1/2028, Optional 12/1/2018 @ 100.00	1,200,000	1,298,436
Jefferson County School District R-1:
5.000%, 12/15/2024, Optional 12/15/2014 @ 100.00, FSA	1,000,000	1,067,970
5.250%, 12/15/2025, Optional 12/15/2016 @ 100.00, FSA	500,000	548,655
La Plata County School District 9-R,
5.250%, 11/1/2020, Prerefunded 11/1/2012 @ 100.00, MBIA	125,000	140,065
Larimer County, Poudre School District R-1,
6.000%, 12/15/2017, Prerefunded 12/15/2010 @ 100.00, FGIC	1,000,000	1,053,260
Lincoln Park, Metropolitan District,
5.625%, 12/1/2020, Optional 12/1/2017 @ 100.00	250,000	248,478
Mesa County Valley School District 51 Grand Junction:
5.000%, 12/1/2021, Optional 12/1/2014 @ 100.00, MBIA	525,000	570,281
5.000%, 12/1/2022, Optional 12/1/2013 @ 100.00, MBIA	300,000	325,164
5.000%, 12/1/2024, Optional 12/1/2014 @ 100.00, MBIA	1,000,000	1,076,340
Pitkin County Open Space Acquisition,
5.250%, 12/1/2018, Prerefunded 12/1/2010 @ 100.00, AMBAC	340,000	355,225
Pitkin County School District No. 001, Aspen:
5.000%, 12/1/2020, Prerefunded 12/1/2011 @ 100.00, FGIC	150,000	162,348
5.375%, 12/1/2026, Optional 12/1/2019 @ 100.00	225,000	255,204
Pueblo County School District 70,
5.000%, 12/1/2015, Optional 12/1/2011 @ 100.00, FGIC	165,000	172,709

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Rio Blanco County School District No Re-1 Meeker,
5.250%, 12/1/2022, Optional 12/1/2018 @ 100.00	$575,000	$644,374
Summit County, Summit County School District Re-1,
5.000%, 12/1/2023, Optional 12/1/2014	200,000	214,332
Weld & Adams County School District Re-3,
5.000%, 12/15/2021, Prerefunded 12/15/2014 @ 100.00, MBIA	200,000	232,390

Total General Obligation Bonds
(Cost $31,405,730)		32,770,320

REVENUE BONDS		44.77%
Airports		2.37%
City & County of Denver Airport Series A Revenue:
5.000%, 11/15/2018, Optional 11/15/2015 @ 100.00, XLCA	1,000,000	1,064,610
5.250%, 11/15/2028, Optional 11/15/2019 @ 100.00	1,000,000	1,044,540
Walker Field CO Public Airport Authority,
5.000%, 12/1/2022, Optional 12/1/2017	500,000	403,810
		2,512,960

General		1.81%
Boulder County Open Space Capital Improvement Tr Fd,
5.000%, 12/15/2025, Optional 12/15/2018 @ 100.00	1,000,000	1,095,790
Park Meadows Business Improvement District Sinking Fund,
5.000%, 12/1/2017, Average Life 9/1/2014	250,000	226,948
Town of Castle Rock Co., Sales and Use Tax Revenue,
6.000%, 6/1/2023, Optional 6/1/2018 @ 100.00, Assured Guaranty	500,000	597,535
		1,920,273

Higher Education		6.75%
City of Colorado Springs, Revenue Refunding Bonds, The Colorado College Project,
4.375%, 6/1/2026, Optional 6/1/2015 @ 100.00	500,000	505,135
Colorado Educational & Cultural Facilities Authority, Academy Charter School,
5.000%, 12/15/2015, Mandatory Sinking Fund 12/15/2013 @ 100.00	390,000	407,917
Colorado Educational & Cultural Facilities Authority, University of Denver,
5.000%, 3/1/2021, Optional 9/1/2015 @ 100.00, MBIA-RE FGIC	300,000	313,638
Colorado School of Mines Auxiliary Facility Revenue Enterprise:
5.250%, 12/1/2020, Optional 12/1/2012 @ 100.00, AMBAC	85,000	87,599
5.250%, 12/1/2020, Prerefunded 12/1/2012 @ 100.00, AMBAC	420,000	472,097
Colorado State Board of Governors ,
5.250%, 3/1/2024, Optional 3/1/2017, FGIC	500,000	545,335
Colorado State Board of Governors University - Enterprise Revenue Bonds,
5.000%, 12/1/2020, Prerefunded 12/1/2015 @ 100.00, XLCA	500,000	581,000
Colorado State College Board of Trustees, Auxiliary Facilities System - Enterprise Revenue Bonds,
5.000%, 5/15/2022, Optional 5/15/2013, MBIA	660,000	687,469
Fort Lewis College Board,
4.625%, 10/1/2026, Optional 10/17/2017 @ 100.00, FGIC	500,000	505,640
Mesa State College, Auxiliary Facility Enterprise Revenue,
5.700%, 5/15/2026, Optional 11/15/2017 @ 100.00	250,000	303,170
University of Colorado Enterprise Systems Revenue Series A:
5.100%, 6/1/2016, Prerefunded 6/1/2011 @ 100.00	150,000	159,567
5.375%, 6/1/2026, Prerefunded 6/1/2011 @ 100.00	325,000	346,977
University of Colorado Enterprise Systems Revenue Series B:
5.000%, 6/1/2024, Prerefunded 6/1/2015 @ 100.00, FGIC	150,000	169,431
5.000%, 6/1/2026, Optional 6/1/2015 @ 100.00, FGIC	750,000	791,309
University of Northern Colorado Auxiliary Facilities:
5.000%, 6/1/2016, Optional 6/1/2011 @ 100.00, AMBAC	500,000	511,960
5.000%, 6/1/2023, Optional 6/1/2011 @ 100.00 AMBAC	250,000	253,265
Western State College,
5.000%, 5/15/2034, Optional 5/15/2019 @ 100.00	500,000	505,185
		7,146,694

Medical		14.22%
Aspen Valley Hospital District,
5.000%, 10/15/2021, Optional 10/15/2016 @ 100.00	600,000	543,198
Aurora Colorado Hospital Revenue, Children’s Hospital,
5.000%, 12/1/2022, Optional 12/1/2018 @ 100.00, FSA	1,000,000	1,072,699
Colorado Health Facilities Authority, Poudre Valley Health, Series A,
5.000%, 3/1/2025, Optional 3/1/2015 @ 100.00	1,000,000	983,360
Colorado Health Facilities Authority Revenue, Adventist Sunbelt:
5.125%, 11/15/2020, Prerefunded 11/15/2016 @ 100.00	345,000	401,035
5.250%, 11/15/2027, Optional 11/15/2016 @ 100.00(1)	1,000,000	1,001,640

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Colorado Health Facilities Authority Revenue, Catholic Health Initiatives:
5.250%, 9/1/2021, Prerefunded 9/1/2011 @ 100.00	$500,000	$538,350
5.250%, 7/1/2024, Optional 7/1/2019 @ 100.00	1,000,000	1,035,500
5.500%, 3/1/2032, Escrowed to maturity, Callable 3/1/2012 @ 100.00	500,000	527,995
Colorado Health Facilities Authority Revenue, Covenant Retirement Communities Inc.,
5.250%, 12/1/2025, Optional 12/1/2015 @ 100.00	500,000	454,250
Colorado Health Facilities Authority Revenue, Evangelical Lutheran:
5.250%, 6/1/2020, Optional 6/1/2016 @ 100.00	500,000	497,205
5.250%, 6/1/2023, Optional 6/1/2016 @ 100.00	400,000	389,844
Colorado Health Facilities Authority Revenue, Park View Medical Center:
5.000%, 9/1/2010	205,000	207,542
5.000%, 9/1/2011	210,000	215,143
5.000%, 9/1/2020, Optional 9/15/2015 @ 100.00	450,000	450,851
5.000%, 9/1/2025, Optional 9/1/2017 @ 100.00	450,000	434,336
Colorado Health Facilities Authority Revenue, Vail Valley Medical Center:
5.000%, 1/15/2010	200,000	200,086
5.000%, 1/15/2020, Optional 1/15/2015 @ 100.00	440,000	436,916
Colorado Health Facilities Authority Revenue, Valley View Hospital Association,
5.000%, 5/15/2027, Optional 5/15/2017 @ 100.00	250,000	231,373
Colorado Health Facilities Authority Revenue, Yampa Valley Medical Center,
5.000%, 9/15/2022, Optional 9/15/2017 @ 100.00	850,000	796,697
Denver Health & Hospital Authority:
5.000%, 12/1/2018, Optional 12/1/2016	500,000	485,985
5.000%, 12/1/2020, Optional 12/1/2016	500,000	475,740
6.000%, 12/1/2031, Prerefunded 12/1/2011 @ 100.00	2,000,000	2,194,379
University of Colorado Hospital Authority:
5.250%, 11/15/2022, Callable upon 30 days notice @ 100.00, AMBAC	1,000,000	1,000,500
5.600%, 11/15/2031, Prerefunded 11/15/2011 @ 100.00	445,000	482,674
		15,057,298

Other		0.19%
Boulder County, (Atmospheric Research),
5.000%, 9/1/2022, Optional 9/1/2011 @ 100.00, MBIA	200,000	203,768

Special Tax		7.57%
Aurora Colorado Golf Course Enterprise:
4.125%, 12/1/2013	110,000	110,174
4.250%, 12/1/2014	125,000	123,689
4.375%, 12/1/2015	125,000	121,106
Broomfield Sales & Use Tax,
5.200%, 12/1/2017, Optional 12/1/2012 @ 100.00, AMBAC	500,000	532,069
Colorado Educational & Cultural Facilities Authority:
6.000%, 12/1/2016, RADIAN, Prerefunded 12/1/2010 @ 100.00	125,000	130,858
5.000%, 3/1/2018, Optional 9/1/2015 @ 100.00, FGIC	500,000	527,115
5.000%, 6/1/2020, Optional 6/1/2011 @ 100.00, AMBAC	200,000	203,872
5.000%, 12/1/2021, Optional 12/1/2011 @ 100.00, AMBAC	150,000	152,469
5.000%, 12/15/2021, Optional 12/15/2015 @ 100.00, MORAL OBLG	180,000	183,269
5.125%, 9/15/2025, Optional 9/15/2015 @ 100.00, XLCA	500,000	504,750
4.625%, 12/15/2028, Optional 12/15/2015 @ 100.00, MORAL OBLG	250,000	233,375
Denver City & County Golf Enterprise:
5.500%, 9/1/2012, Mandatory Sinking Fund 9/1/2010 @ 100.00	250,000	256,348
4.600%, 9/1/2015	185,000	184,262
5.000%, 9/1/2018, Optional 9/1/2016 @ 100.00	350,000	346,829
5.000%, 9/1/2019, Optional 9/1/2016 @ 100.00	500,000	491,335
Grand Junction Leasing Authority Capital Improvement:
5.000%, 6/15/2020, Optional 6/15/2016 @ 100.00, MBIA	390,000	421,832
5.000%, 6/15/2023, Optional 6/15/2016 @ 100.00, MBIA	390,000	419,277
Greeley, Weld County Sales & Use Tax,
5.150%, 10/1/2015, Prerefunded 10/1/2010 @ 100.00, MBIA	500,000	517,890
Longmont, Boulder County Sales & Use Tax,
5.500%, 11/15/2015, Prerefunded 11/15/2010 @ 100.00	300,000	313,416
Northwest Parkway Public Highway Authority Revenue,
zero coupon, 6/15/2025, convertible to 5.80% until 6/15/2025, FSA, Prerefunded 6/15/2016 @ 100.00	960,000	1,040,812
Superior Open Space Sales & Use Tax:
4.625%, 6/1/2015	100,000	103,893
4.750%, 6/1/2017, Optional 6/1/2016 @ 100.00	325,000	331,637
Thornton, Adams County Sales & Use Tax, Open Space & Parks,
5.250%, 9/1/2016, Optional 9/1/2011 @ 100.00, FSA	500,000	527,030
Westminster Sales & Use Tax,
5.000%, 12/1/2014, Optional 12/1/2011 @ 100.00	220,000	232,258
		8,009,565

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2009 (continued)

	Principal Amount	Market Value
Utility		11.86%
Arapahoe County Water & Wastewater Authority Revenue,
4.250%, 12/1/2025, Optional 12/1/2016 @ 100.00, AGM	$450,000	$461,079
Arkansas River Power Authority,
5.875%, 10/1/2026, SF 10/1/2022, XLCA	1,000,000	1,016,280
Boulder County Water & Sewer,
5.300%, 12/1/2012, Prerefunded 12/1/2010 @ 100.00	125,000	130,654
Brighton Colorado Water Activity Enterprise,
5.000%, 12/1/2029, Optional 12/1/2019 @ 100.00	1,515,000	1,616,110
Broomfield Water Activity Enterprise:
5.500%, 12/1/2018, Optional 12/1/2010 @ 101.00, MBIA	500,000	519,975
4.750%, 12/1/2022, Optional 12/1/2012 @ 100.00, MBIA	125,000	126,276
Colorado Springs Colorado Utilities Revenue,
5.000%,11/15/2027, Optional 11/15/2019 @ 100.00	1,275,000	1,339,655
Colorado Water Resources & Power Development Authority, Drinking Water,
5.000%, 9/1/2017, Optional 9/1/2012 @ 100.00	500,000	527,000
Colorado Water Resources & Power Development Authority, Parker Water & Sanitation District,
5.000%, 9/1/2026, Optional 9/1/2014 @ 100.00, MBIA	500,000	503,060
Colorado Water Resources & Power Development Authority, Small Water Resources:
5.700%, 11/1/2015, Optional 11/1/2010 @ 100.00, FGIC	265,000	271,628
5.700%, 11/1/2015, Prerefunded 11/1/2010 @ 100.00, FGIC	235,000	245,119
5.800%, 11/1/2020, Optional 11/1/2010 @ 100.00	800,000	814,368
Colorado Water Resources & Power Development Authority, Waste Water Revolving Fund,
5.500%, 9/1/2019	500,000	595,290
Eagle River Water & Sanitation District,
5.000%, 12/1/2029, Optional 12/1/2019 @ 100.00	450,000	472,941
Fort Collins Colorado Waste Water Utility Enterprise:
5.000%, 12/1/2026, Optional 12/1/2018 @ 100.00	1,000,000	1,097,010
5.000%, 12/1/2027, Optional 12/1/2018 @ 100.00	465,000	507,534
Fort Collins, Larimer County Colorado Stormwater Utilities,
4.875%, 12/1/2020, Optional 12/1/2012 @ 100.00, AMBAC	250,000	258,563
Golden Colorado Water & Waste Treatment,
4.950%, 11/15/2022, Optional 11/15/2013 @ 100.00, FSA	150,000	158,223
Greeley Colorado Water Revenue,
4.200%, 8/1/2024, Optional 8/1/2016 @ 100.00	1,200,000	1,210,956
Pueblo Colorado Board Waterworks,
5.100%, 1/1/2019, Optional 1/1/2011 @ 100.00, AMBAC	150,000	151,074
Thornton Colorado Water Enterprise,
5.000%, 12/1/2021, Optional 12/1/2014 @ 100.00, MBIA	500,000	533,735
		12,556,530

Total Revenue Bonds
(Cost $46,790,717)		47,407,088

MONEY MARKET MUTUAL FUNDS		7.30%
Fidelity Institutional Money Market Tax Exempt - Class I (7 Day Yield 0.138%)	7,727,916	7,727,916

Total Money Market Mutual Funds
(Cost $7,727,916)		7,727,916

Total Investments
(Cost $102,928,205)	99.38%	105,234,384

Other Assets in Excess of Liabilities	0.62%	657,033

Net Assets	100.00%	$105,891,417

Westcore Colorado Tax-Exempt Fund
Country Breakdown as of December 31, 2009
Country	Market Value	%
United States	$105,234,384	99.38%
Total Investments	105,234,384	99.38%
Other Assets in Excess of Liabilities	657,033	0.62%
Net Assets	$105,891,417	100.00%

Please note the country classification is based on the domicile of the issuer and is unaudited.

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1)  The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
CDO	Collateralized Debt Obligation
CMBS	Commercial Mortgage-Backed Securities
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Farm Service Agency
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA
MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.

MORAL OBLG
Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.

MTN	Medium Term Note followed by applicable series
NA	National Association
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
RADIAN	Radian Group Inc.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SBA	Small Business Administration
SF	Sinking Fund
S.p.A.	Società Per Azioni is an Italian shared company.
SUB	Subordinated Income Note
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE EQUITY FUNDS AS OF DECEMBER 31, 2009

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund
Assets
Investments at value (cost - see below)	$122,861,432	$120,464,466	$66,870,737	$38,202,608	$48,182,457	$36,507,643
Cash and cash equivalents	0	0	0	0	0	0
Receivable for investment securities sold	445,759	0	0	0	428,737	0
Dividends and interest receivable	86,207	88,072	53,983	53,469	111,496	47,121
Receivable for fund shares subscribed	6,149	253,016	351,302	0	12,526	75,291
Investment for trustee deferred compensation plan	20,632	100,310	4,656	15,635	5,892	11,183
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	23,701	22,282	15,544	12,064	14,047	17,414
Total Assets	123,443,880	120,928,146	67,296,222	38,283,776	48,755,155	36,658,652

Liabilities
Payable for investment securities purchased	0	277,885	0	0	0	1,035,751
Payable for fund shares redeemed	200,464	706,152	22,084	0	109,053	9,855
Payable for investment advisory fee	68,471	67,015	34,424	16,874	31,453	18,364
Payable for administration fee	20,223	17,981	9,326	5,965	7,172	5,644
Payable for shareholder servicing	12,830	5,933	5,697	874	4,042	1,660
Payable for trustee deferred compensation plan	20,632	100,310	4,656	15,635	5,892	11,183
Payable for chief compliance officer fee	1,147	929	366	325	403	228
Other payables	45,034	44,848	20,270	26,590	24,648	23,491
Total Liabilities	368,801	1,221,053	96,823	66,263	182,663	1,106,176
Net Assets	$123,075,079	$119,707,093	$67,199,399	$38,217,513	$48,572,492	$35,552,476

Net Assets Consist of:
Paid-in capital	$136,300,185	$127,491,121	$64,509,021	$35,609,575	$62,291,636	$36,208,052
(Over)/Undistributed net investment income	(34,263)	(354,586)	(8,351)	(19,833)	6,545	10,776
Accumulated net realized loss on investments and foreign currency transactions	(45,368,929)	(33,773,580)	(4,988,397)	(3,254,631)	(16,589,808)	(3,593,841)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	32,178,086	26,344,138	7,687,126	5,882,402	2,864,119	2,927,489
Net Assets	$123,075,079	$119,707,093	$67,199,399	$38,217,513	$48,572,492	$35,552,476

Net Assets:
Retail Class	$120,455,935	$85,558,892	$67,199,399	$16,632,155	$48,572,492	$32,380,154
Institutional Class	2,619,144	34,148,201	N/A	21,585,358	N/A	3,172,322
Shares of Beneficial Interest Outstanding:
Retail Class	11,075,724	16,444,121	4,164,639	1,545,527	3,181,741	1,144,848
Institutional Class	240,746	6,540,873	N/A	2,006,408	N/A	111,671
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail Class	$10.88	$5.20	$16.14	$10.76	$15.27	$28.28
Institutional Class	10.88	5.22	N/A	10.76	N/A	28.41

Cost of Investments	$90,683,346	$94,120,328	$59,183,611	$32,320,206	$45,318,338	$33,580,154

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2009

	WESTCORE EQUITY FUNDS			WESTCORE BOND FUNDS
	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$245,268,450	$1,890,068	$32,410,637	$73,154,180	$1,444,796,649	$105,234,384
Cash and cash equivalents	0	0	0	16,532	0	0
Receivable for investment securities and currency contracts sold	0	157,215	289,907	7,200	0	0
Dividends and interest receivable	570,102	1,299	120,103	1,145,905	13,760,166	619,020
Receivable for fund shares subscribed	287,627	25	26,058	6,503	1,618,900	111,177
Investment for trustee deferred compensation plan	10,448	39	4,098	19,761	83,333	11,072
Receivable due from advisor	0	8,177	0	0	0	0
Prepaid and other assets	28,877	8,808	14,849	25,590	98,748	6,223
Total Assets	246,165,504	2,065,631	32,865,652	74,375,671	1,460,357,796	105,981,876

Liabilities
Payable for investment securities and currency contracts purchased	1,201,304	126,656	410,973	0	0	0
Payable for fund shares redeemed	215,888	0	32,459	227,456	1,010,176	2,538
Payable for investment advisory fee	182,425	0	22,296	22,407	251,925	23,074
Payable for administration fee	34,758	792	4,361	11,561	196,445	14,029
Payable for shareholder servicing	16,914	130	2,810	6,084	118,187	8,868
Payable for trustee deferred compensation plan	10,448	39	4,098	19,761	83,333	11,072
Payable for chief compliance officer fee	1,798	12	223	641	11,895	760
Other payables	44,663	14,221	32,054	70,904	211,715	30,118
Total Liabilities	1,708,198	141,850	509,274	358,814	1,883,676	90,459
Net Assets	$244,457,306	$1,923,781	$32,356,378	$74,016,857	$1,458,474,120	$105,891,417

Net Assets Consist of:
Paid-in capital	$285,413,129	$2,155,196	$39,182,575	$123,786,691	$1,469,809,140	$103,655,064
(Over)/Undistributed net investment income	233,957	1,941	29,023	(287,813)	(265,596)	(11,915)
Accumulated net realized loss on investments and foreign currency transactions	(65,196,935)	(406,222)	(12,260,141)	(31,458,686)	(6,584,612)	(57,911)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	24,007,155	172,866	5,404,921	(18,023,335)	(4,484,812)	2,306,179
Net Assets	$244,457,306	$1,923,781	$32,356,378	$74,016,857	$1,458,474,120	$105,891,417

Net Assets:
Retail Class	$192,179,562	$1,923,781	$32,356,378	$72,782,714	$1,326,658,948	$105,891,417
Institutional Class	52,277,744	N/A	N/A	1,234,143	131,815,172	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	20,200,262	222,158	2,772,329	9,115,033	127,311,395	9,462,496
Institutional Class	5,499,500	N/A	N/A	154,959	12,652,118	N/A
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail Class	$9.51	$8.66	$11.67	$7.98	$10.42	$11.19
Institutional Class	9.51	N/A	N/A	7.96	10.42	N/A

Cost of Investments	$221,261,295	$1,717,202	$27,005,771	$91,177,515	$1,449,281,461	$102,928,205
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WESTCORE EQUITY FUNDS FOR THE YEAR ENDED DECEMBER 31, 2009

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund
Investment Income
Dividends, net of foreign taxes*	$1,258,843	$888,288	$350,797	$592,401	$891,600	$366,608
Interest	6,562	12,328	5,728	1,665	2,911	3,124
Total Income	1,265,405	900,616	356,525	594,066	894,511	369,732

Expenses
Investment advisory fee	813,675	666,814	271,445	230,936	331,361	255,573
Administrative fee	235,304	188,063	74,557	70,400	79,346	55,716
Shareholder servicing reimbursement - Retail Class	115,589	48,596	36,696	7,263	36,918	11,620
Transfer agent fees	33,237	53,033	20,070	21,821	20,514	20,962
Fund accounting fees and expenses	50,144	39,505	31,704	38,414	35,341	43,235
Legal fees	5,345	4,310	1,593	1,529	1,865	1,030
Printing fees	18,278	10,913	8,354	4,305	6,447	3,646
Registration fees	28,525	28,464	16,808	17,389	15,598	27,785
Audit and tax preparation fees	23,607	22,576	11,767	15,872	13,809	13,829
Custodian fees	8,051	10,017	4,150	3,732	2,568	4,935
Insurance	4,878	2,820	932	1,216	1,231	595
Trustee fees and expenses	9,685	8,247	3,636	3,225	3,293	2,292
Chief compliance officer fee	5,323	4,272	1,661	1,502	1,858	1,039
Other	9,510	8,136	2,981	7,133	4,539	7,170
Total expenses before waivers	1,361,151	1,095,766	486,354	424,737	554,688	449,427
Expenses waived by:
Investment advisor
Retail Class	0	0	(5,881)	(17,854)	(2,369)	(76,518)
Institutional Class	(35,084)	(21,418)	N/A	(35,436)	N/A	(42,087)
Administrator
Retail Class	0	0	(224)	(827)	(52)	(2,511)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	1,326,067	1,074,348	480,249	370,620	552,267	328,311
Net Investment Income/(Loss)	(60,662)	(173,732)	(123,724)	223,446	342,244	41,421

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	(4,924,071)	1,929,341	7,298,621	(1,577,816)	(3,250,766)	(1,515,789)
Net change in unrealized appreciation/(depreciation) on investments	45,496,139	38,728,604	8,719,781	10,912,033	15,564,766	8,902,360
Net Realized And Unrealized Gain	40,572,068	40,657,945	16,018,402	9,334,217	12,314,000	7,386,571
Net Increase In Net Assets Resulting From Operations	$40,511,406	$40,484,213	$15,894,678	$9,557,663	$12,656,244	$7,427,992

* Foreign tax withholdings	$2,364	$0	$0	$7,529	$0	$0

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	WESTCORE EQUITY FUNDS				WESTCORE BOND FUNDS
	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund		Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund

Investment Income
Dividends, net of foreign taxes*	$5,334,657	$20,490		$787,267	$356,198	$297,162	$0
Interest	21,840	151		3,509	5,105,175	62,352,514	3,644,899
Other Income	0	0		0	179,361	860,038	0
Total Income	5,356,497	20,641		790,776	5,640,734	63,509,714	3,644,899

Expenses
Investment advisory fee	1,990,477	13,107		298,127	314,887	5,876,572	421,864
Administrative fee	359,867	12,342		44,453	135,860	2,346,780	151,480
Shareholder servicing reimbursement - Retail Class	140,056	715		22,026	55,187	1,025,938	65,253
Transfer agent fees	20,727	12,342		16,872	34,897	286,249	16,732
Fund accounting fees and expenses	65,387	38,004		46,023	45,753	322,616	49,997
Legal fees	8,184	52		1,014	3,223	68,573	3,610
Printing fees	33,821	222		7,811	13,072	182,580	9,587
Registration fees	33,911	10,918		12,590	29,266	77,787	4,061
Audit and tax preparation fees	13,809	10,219		13,293	20,628	27,237	14,325
Custodian fees	15,129	123		27,422	1,952	76,510	5,151
Insurance	6,865	58		558	1,982	45,342	2,750
Trustee fees and expenses	18,395	116		1,998	4,787	125,427	8,117
Chief compliance officer fee	8,217	53		1,018	2,968	54,835	3,497
Other	6,316	6,097		5,855	5,111	12,978	6,978
Total expenses before waivers	2,721,161	104,368		499,060	669,573	10,529,424	763,402
Expenses waived by:
Investment advisor
Retail Class	(118,136)	(84,525	)(a)	(122,567)	(40,160)	(2,990,635)	(203,109)
Institutional Class	(45,181)	N/A		N/A	(33,674)	(266,509)	N/A
Administrator
Retail Class	(3,886)	(2,804)		(3,766)	(2,317)	(189,148)	(11,869)
Institutional Class	0	N/A		N/A	0	0	N/A
Net Expenses	2,553,958	17,039		372,727	593,422	7,083,132	548,424
Net Investment Income	2,802,539	3,602		418,049	5,047,312	56,426,582	3,096,475

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	(41,174,848)	(216,470)		(5,844,324)	(5,157,372)	1,286,110	33,109
Net realized gain on foreign currency transactions	0	0		456,659	0	0	0
Net change in unrealized appreciation/(depreciation) on investments	85,456,065	387,555		15,267,348	23,393,268	71,091,866	4,852,874
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0		1,698,245	0	0	0
Net Realized And Unrealized Gain	44,281,217	171,085		11,577,928	18,235,896	72,377,976	4,885,983
Net Increase In Net Assets Resulting From Operations	$47,083,756	$174,687		$11,995,977	$23,283,208	$128,804,558	$7,982,458

* Foreign tax withholdings	$8,203	$0		$71,335	$0	$0	$0

(a) Includes $71,418 which represents a reimbursement of operating expenses by the Investment Advisor.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(60,662)	$48,482	$(173,732)	$(645,817)	$(123,724)	$(224,869)
Net realized gain/(loss)	(4,924,071)	(39,823,922)	1,929,341	(34,556,889)	7,298,621	(11,880,988)
Change in unrealized net appreciation or (depreciation)	45,496,139	(93,372,516)	38,728,604	(44,003,135)	8,719,781	(2,346,435)
Net increase/(decrease) in net assets resulting from operations	40,511,406	(133,147,956)	40,484,213	(79,205,841)	15,894,678	(14,452,292)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(49,492)	0	0	0	0	0
Institutional Class	(6,323)	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	(9,932,381)	0	(4,398,879)	0	(7,554)
Institutional Class	0	(132,984)	0	(1,603,109)	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Decrease in net assets from distributions to shareholders	(55,815)	(10,065,365)	0	(6,001,988)	0	(7,554)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	8,593,753	79,886,900	9,101,131	10,771,754	37,806,833	17,830,330
Institutional Class	474,280	606,539	3,182,337	31,608,660	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	48,901	9,833,761	0	4,000,294	0	5,998
Institutional Class	6,323	132,984	0	1,603,109	N/A	N/A
Cost of Shares Redeemed
Retail Class	(61,040,326)	(114,692,098)	(17,402,732)	(57,941,223)	(14,737,524)	(12,750,991)
Institutional Class	(445,131)	(592,468)	(4,038,221)	(2,432,955)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(52,362,200)	(24,824,382)	(9,157,485)	(12,390,361)	23,069,309	5,085,337
Redemption Fees	10,209	56,354	2,786	17,807	12,493	18,144
Net Increase/(Decrease) In Net Assets	(11,896,400)	(167,981,349)	31,329,514	(97,580,383)	38,976,480	(9,356,365)

Net Assets:
Beginning of year	134,971,479	302,952,828	88,377,579	185,957,962	28,222,919	37,579,284
End of year*	$123,075,079	$134,971,479	$119,707,093	$88,377,579	$67,199,399	$28,222,919

*Including (over)/undistributed net investment income of:	$(34,263)	$20,578	$(354,586)	$(399,163)	$(8,351)	$(8,577)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$223,446	$280,525	$342,244	$557,640	$41,421	$(13,470)
Net realized loss	(1,577,816)	(1,463,534)	(3,250,766)	(13,041,011)	(1,515,789)	(1,122,194)
Change in unrealized net appreciation or (depreciation)	10,912,033	(19,479,720)	15,564,766	(26,446,783)	8,902,360	(9,572,645)
Net increase/(decrease) in net assets resulting from operations	9,557,663	(20,662,729)	12,656,244	(38,930,154)	7,427,992	(10,708,309)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(70,396)	(127,362)	(327,999)	(595,101)	0	0
Institutional Class	(129,604)	(180,374)	N/A	N/A	0	0
From net realized capital gains
Retail Class	0	(23,684)	0	(57,070)	0	(920)
Institutional Class	0	(26,074)	N/A	N/A	0	(133)
From paid in capital
Retail Class	0	(6,642)	0	(9,029)	0	0
Institutional Class	0	(9,406)	N/A	N/A	0	0
Decrease in net assets from distributions to shareholders	(200,000)	(373,542)	(327,999)	(661,200)	0	(1,053)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	893,575	962,970	9,049,301	13,304,816	13,259,822	6,033,685
Institutional Class	374,940	22,517,833	N/A	N/A	340,084	657,520
Shares issued in reinvestment of distributions
Retail Class	61,177	144,663	281,297	564,753	0	912
Institutional Class	120,926	204,412	N/A	N/A	0	133
Cost of Shares Redeemed
Retail Class	(5,164,852)	(26,732,202)	(13,801,819)	(34,443,918)	(3,610,486)	(9,128,820)
Institutional Class	(2,017,304)	(1,307,410)	N/A	N/A	(226,379)	(260,724)
Net increase/(decrease) resulting from beneficial interest transactions	(5,731,538)	(4,209,734)	(4,471,221)	(20,574,349)	9,763,041	(2,697,294)
Redemption Fees	293	1,222	1,470	16,926	8,776	88,329
Net Increase/(Decrease) In Net Assets	3,626,418	(25,244,783)	7,858,494	(60,148,777)	17,199,809	(13,318,327)

Net Assets:
Beginning of year	34,591,095	59,835,878	40,713,998	100,862,775	18,352,667	31,670,994
End of year*	$38,217,513	$34,591,095	$48,572,492	$40,713,998	$35,552,476	$18,352,667

*Including (over)/undistributed net investment income of:	$(19,833)	$(43,279)	$6,545	$(7,700)	$10,776	$(30,645)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Frontier Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Period Ended December 31, 2008(a)	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income	$2,802,539	$2,687,629	$3,602	$5,867	$418,049	$453,659
Net realized loss	(41,174,848)	(23,810,134)	(216,470)	(185,785)	(5,387,665)	(6,827,805)
Change in unrealized net appreciation or (depreciation)	85,456,065	(58,848,441)	387,555	(214,689)	16,965,593	(12,622,422)
Net increase/(decrease) in net assets resulting from operations	47,083,756	(79,970,946)	174,687	(394,607)	11,995,977	(18,996,568)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,993,752)	(2,347,543)	(6,600)	(4,905)	(365,000)	(434,711)
Institutional Class	(576,246)	(373,095)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
From paid in capital
Retail Class	0	(46,704)	0	0	0	0
Institutional Class	0	(7,423)	N/A	N/A	N/A	N/A
Decrease in net assets from distributions to shareholders	(2,569,998)	(2,774,765)	(6,600)	(4,905)	(365,000)	(434,711)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	78,394,493	139,110,308	1,325,689	1,786,047	6,126,911	3,830,237
Institutional Class	31,762,269	31,324,376	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,644,043	2,157,619	6,512	4,905	304,408	345,813
Institutional Class	533,584	366,456	N/A	N/A	N/A	N/A
Cost of Shares Redeemed
Retail Class	(72,844,070)	(83,200,021)	(681,139)	(288,259)	(3,989,040)	(7,144,921)
Institutional Class	(8,514,207)	(6,156,863)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	30,976,112	83,601,875	651,062	1,502,693	2,442,279	(2,968,871)
Redemption Fees	147,991	120,197	631	820	803	2,644
Net Increase/(Decrease) In Net Assets	75,637,861	976,361	819,780	1,104,001	14,074,059	(22,397,506)

Net Assets:
Beginning of year or period	168,819,445	167,843,084	1,104,001	0	18,282,319	40,679,825
End of year or period*	$244,457,306	$168,819,445	$1,923,781	$1,104,001	$32,356,378	$18,282,319

*Including (over)/undistributed net investment income of:	$233,957	$1,416	$1,941	$352	$29,023	$(9,078)

(a) Period from June 23, 2008 (inception date) through December 31, 2008.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income	$5,047,312	$10,033,389	$56,426,582	$58,334,813	$3,096,475	$2,341,720
Net realized gain/(loss)	(5,157,372)	(27,938,254)	1,286,110	(7,103,588)	33,109	(91,020)
Change in unrealized net appreciation or (depreciation)	23,393,268	(24,061,434)	71,091,866	(75,098,117)	4,852,874	(3,145,203)
Net increase/(decrease) in net assets resulting from operations	23,283,208	(41,966,299)	128,804,558	(23,866,892)	7,982,458	(894,503)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(4,923,185)	(10,318,559)	(52,089,178)	(54,679,154)	(3,085,601)	(2,345,715)
Institutional Class	(76,818)	(83,729)	(4,147,536)	(3,482,620)	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From paid in capital
Retail Class	0	(132,674)	0	0	0	0
Institutional Class	0	(1,076)	0	0	N/A	N/A
Decrease in net assets from distributions to shareholders	(5,000,003)	(10,536,038)	(56,236,714)	(58,161,774)	(3,085,601)	(2,345,715)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	7,951,642	26,820,660	555,374,038	471,865,892	53,387,527	24,542,530
Institutional Class	944,953	222,152	73,627,607	42,645,967	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,650,471	9,984,513	48,191,832	48,026,941	2,801,724	2,123,742
Institutional Class	76,693	84,805	2,870,232	1,825,464	N/A	N/A
Cost of Shares Redeemed
Retail Class	(22,868,902)	(126,759,149)	(413,761,270)	(476,905,209)	(22,413,127)	(13,428,095)
Institutional Class	(821,227)	(551,031)	(14,896,112)	(9,647,734)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	(10,066,370)	(90,198,050)	251,406,327	77,811,321	33,776,124	13,238,177
Redemption Fees	9,341	22,908	230,775	323,064	12,357	4,394
Net Increase/(Decrease) In Net Assets	8,226,176	(142,677,479)	324,204,946	(3,894,281)	38,685,338	10,002,353

Net Assets:
Beginning of year	65,790,681	208,468,160	1,134,269,174	1,138,163,455	67,206,079	57,203,726
End of year*	$74,016,857	$65,790,681	$1,458,474,120	$1,134,269,174	$105,891,417	$67,206,079

*Including (over)/undistributed net investment income of:	$(287,813)	$(268,310)	$(265,596)	$(265,375)	$(11,915)	$(22,789)
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.
		Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income		Dividends From Net Realized Gain on Investments		Total Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/09	$7.80	$(0.01)		$3.09	$3.08	$(0.00	) (b)	$(0.00)		$(0.00	)(b)
12/31/08	15.45	0.00	(b)	(7.02)	(7.02)	(0.00)		(0.63)		(0.63)
12/31/07	13.31	(0.01)		3.01	3.00	(0.00)		(0.86)		(0.86)
12/31/06 (a)	12.58	(0.00	) (b)	0.74	0.74	(0.00)		(0.01)		(0.01)
05/31/06	11.74	(0.03)		0.93	0.90	(0.00	) (b)	(0.06)		(0.06)
05/31/05	11.01	0.01		0.94	0.95	(0.01)		(0.21)		(0.22)
Institutional Class
12/31/09	7.81	0.00	(b)	3.10	3.10	(0.03)		(0.00)		(0.03)
12/31/08	15.45	0.01		(7.02)	(7.01)	(0.00)		(0.63)		(0.63)
12/31/07 (f)	15.96	(0.00	) (b)	0.35	0.35	(0.00)		(0.86)		(0.86)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/09	3.55	(0.01)		1.66	1.65	(0.00)		(0.00)		(0.00)
12/31/08	6.94	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)		(0.26)
12/31/07	7.45	(0.04)		0.89	0.85	(0.00)		(1.36)		(1.36)
12/31/06 (a)	7.99	(0.00	) (b)	0.78	0.78	(0.00)		(1.32)		(1.32)
05/31/06	7.03	(0.03)		1.01	0.98	(0.00)		(0.02)		(0.02)
05/31/05	6.79	(0.04)		0.28	0.24	(0.00)		(0.00)		(0.00)
Institutional Class
12/31/09	3.56	(0.00	) (b)	1.66	1.66	(0.00)		(0.00)		(0.00)
12/31/08	6.95	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)		(0.26)
12/31/07 (f)	8.55	(0.01)		(0.23)	(0.24)	(0.00)		(1.36)		(1.36)
WESTCORE SELECT FUND
Retail Class
12/31/09	11.44	(0.03)		4.73	4.70	(0.00)		(0.00)		(0.00)
12/31/08	17.43	(0.09)		(5.91)	(6.00)	(0.00)		(0.00	) (b)	(0.00)
12/31/07	16.66	(0.05)		2.59	2.54	(0.00)		(1.78)		(1.78)
12/31/06 (a)	15.04	0.01		1.61	1.62	(0.00)		(0.00)		(0.00)
05/31/06	12.23	(0.07)		2.88	2.81	(0.00)		(0.00)		(0.00)
05/31/05	11.46	(0.08)		0.85	0.77	(0.00)		(0.00)		(0.00)

(a)  Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)  Less than $0.005 per share.
(c)  Total return not annualized for periods less than one full year.
(d)  Annualized.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$10.88	39.54%		$120,456	1.06%		1.06%		(0.05%)		(0.05%)		83%
0.00	(b)	7.80	(45.33%)		133,174	1.03%		1.03%		0.02%		0.02%		183%
0.00	(b)	15.45	22.48%		299,659	1.05%		1.05%		(0.05%)		(0.05%)		127%
0.00	(b)	13.31	5.85	% (c)	274,035	1.11	% (d)	1.11	% (d)	(0.16	%) (d)	(0.16	%) (d)	87%
0.00	(b)	12.58	7.67%		255,343	1.08%		1.08%		(0.24%)		(0.24%)		111%
0.00	(b)	11.74	8.61%		179,698	1.13%		1.13%		0.13%		0.13%		113%

0.00	(b)	10.88	39.64%		2,619	0.94%		2.55%		0.05%		(1.56%)		83%
0.00	(b)	7.81	(45.26%)		1,797	0.92%		1.90%		0.13%		(0.85%)		183%
0.00	(b)	15.45	2.14	% (c)	3,294	0.98	% (d)	4.64	% (d)	(0.01	%) (d)	(3.68	%) (d)	127	% (e)

0.00	(b)	5.20	46.48%		85,559	1.08%		1.08%		(0.20%)		(0.20%)		121%
0.00	(b)	3.55	(44.92%)		64,515	1.03%		1.03%		(0.48%)		(0.48%)		142%
0.00	(b)	6.94	11.37%		173,481	1.03%		1.03%		(0.56%)		(0.56%)		116%
0.00	(b)	7.45	9.63	% (c)	184,097	1.08	% (d)	1.08	% (d)	(0.37	%) (d)	(0.37	%) (d)	76%
0.00	(b)	7.99	13.90%		193,647	1.09%		1.09%		(0.34%)		(0.34%)		127%
0.00	(b)	7.03	3.53%		183,085	1.11%		1.11%		(0.62%)		(0.62%)		84%

0.00	(b)	5.22	46.63%		34,148	0.95%		1.03%		(0.08%)		(0.15%)		121%
0.00	(b)	3.56	(44.86%)		23,863	0.93%		0.97%		(0.36%)		(0.40%)		142%
0.00	(b)	6.95	(2.84	%) (c)	12,477	0.98	% (d)	2.08	% (d)	(0.47	%) (d)	(1.58	%) (d)	116	% (e)

0.00	(b)	16.14	41.08%		67,199	1.15%		1.16%		(0.30%)		(0.31%)		217%
0.01		11.44	(34.35%)		28,233	1.15%		1.21%		(0.66%)		(0.72%)		237%
0.01		17.43	15.25%		37,579	1.15%		1.27%		(0.40%)		(0.53%)		168%
0.00	(b)	16.66	10.77	% (c)	22,963	1.15	% (d)	1.53	% (d)	(0.11	%) (d)	(0.50	%) (d)	65%
0.00	(b)	15.04	22.98%		9,499	1.15%		1.75%		(0.45%)		(1.05%)		148%
0.00	(b)	12.23	6.72%		9,179	1.15%		1.83%		(0.72%)		(1.40%)		107%

(e)  Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)  Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments		Total Distributions
WESTCORE BLUE CHIP FUND
Retail Class
12/31/09	$8.32	$0.06		$2.43	$2.49	$(0.05)	$(0.00)		$(0.05)
12/31/08	13.18	0.07		(4.85)	(4.78)	(0.07)	(0.01)		(0.08)
12/31/07	13.73	0.08		0.35	0.43	(0.09)	(0.89)		(0.98)
12/31/06 (a)	13.24	0.04		1.24	1.28	(0.08)	(0.71)		(0.79)
05/31/06	13.02	0.06		1.24	1.30	(0.07)	(1.01)		(1.08)
05/31/05	11.62	0.06		1.34	1.40	(0.00)	(0.00)		(0.00)
Institutional Class
12/31/09	8.32	0.07		2.43	2.50	(0.06)	(0.00)		(0.06)
12/31/08	13.18	0.13		(4.89)	(4.76)	(0.09)	(0.01)		(0.10)
12/31/07 (f)	14.88	0.02		(0.73)	(0.71)	(0.10)	(0.89)		(0.99)
WESTCORE MID–CAP VALUE FUND
Retail Class
12/31/09	11.65	0.11		3.61	3.72	(0.10)	(0.00)		(0.10)
12/31/08	20.57	0.16		(8.89)	(8.73)	(0.17)	(0.02)		(0.19)
12/31/07	20.48	0.03		0.31	0.34	(0.02)	(0.23)		(0.25)
12/31/06 (a)	18.96	0.06		1.82	1.88	(0.10)	(0.26)		(0.36)
05/31/06	17.54	0.06		2.63	2.69	(0.04)	(1.23)		(1.27)
05/31/05	15.28	0.03		3.00	3.03	(0.00)	(0.77)		(0.77)
WESTCORE SMALL–CAP OPPORTUNITY FUND
Retail Class
12/31/09	22.01	0.06		6.20	6.26	(0.00)	(0.00)		(0.00)
12/31/08	34.34	(0.03)		(12.41)	(12.44)	(0.00)	(0.00	) (b)	(0.00)
12/31/07	36.22	(0.15)		(1.05)	(1.20)	(0.00)	(0.68)		(0.68)
12/31/06 (a)	36.24	0.01		3.23	3.24	(0.00)	(3.26)		(3.26)
05/31/06	34.96	(0.12)		6.48	6.36	(0.00)	(5.08)		(5.08)
05/31/05	32.71	(0.30)		3.74	3.44	(0.00)	(1.19)		(1.19)
Institutional Class
12/31/09	22.07	0.05		6.28	6.33	(0.00)	(0.00)		(0.00)
12/31/08	34.36	0.03		(12.41)	(12.38)	(0.00)	(0.00	) (b)	(0.00)
12/31/07 (f)	38.40	(0.00	)(b)	(3.36)	(3.36)	(0.00)	(0.68)		(0.68)

(a)  Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)  Less than $0.005 per share.
(c)  Total return not annualized for periods less than one full year.
(d)  Annualized.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$10.76	29.87%		$16,632	1.15%		1.26%		0.53%		0.41%		21%
0.00	(b)	8.32	(36.24%)		16,490	1.13%		1.13%		0.45%		0.45%		27%
0.00	(b)	13.18	3.13%		53,321	1.05%		1.05%		0.49%		0.49%		42%
0.00	(b)	13.73	9.65	% (c)	66,402	1.09	% (d)	1.09	% (d)	0.49	% (d)	0.49	% (d)	28%
0.00	(b)	13.24	10.09%		63,775	1.11%		1.11%		0.43%		0.43%		50%
0.00	(b)	13.02	12.05%		63,118	1.15%		1.26%		0.57%		0.46%		58%

0.00	(b)	10.76	30.10%		21,585	0.95%		1.14%		0.72%		0.53%		21%
0.00		8.32	(36.09%)		18,101	0.98%		1.03%		0.68%		0.63%		27%
0.00		13.18	(4.78	%) (c)	6,515	0.98	% (d)	1.85	% (d)	0.61	% (d)	(0.25	%) (d)	42	% (e)

0.00	(b)	15.27	31.95%		48,572	1.25%		1.26%		0.77%		0.77%		27%
0.00	(b)	11.65	(42.38%)		40,714	1.19%		1.19%		0.74%		0.74%		35%
0.00	(b)	20.57	1.66%		100,863	1.17%		1.17%		0.12%		0.12%		40%
0.00	(b)	20.48	9.90	% (c)	87,571	1.23	% (d)	1.23	% (d)	0.64	% (d)	0.64	% (d)	33%
0.00	(b)	18.96	15.44%		71,040	1.25%		1.26%		0.49%		0.48%		49%
0.00	(b)	17.54	20.02%		30,733	1.25%		1.45%		0.26%		0.07%		63%

0.01		28.28	28.49%		32,380	1.30%		1.64%		0.15%		(0.19%)		24%
0.11		22.01	(35.90%)		16,027	1.30%		1.70%		(0.08%)		(0.48%)		57%
0.00	(b)	34.34	(3.33%)		28,482	1.30%		1.58%		(0.42%)		(0.70%)		71%
0.00	(b)	36.22	8.86	% (c)	24,015	1.30	% (d)	1.73	% (d)	(0.27	%)(d)	(0.72	%) (d)	32%
0.00	(b)	36.24	19.04%		20,473	1.30%		1.77%		(0.34%)		(0.81%)		75%
0.00	(b)	34.96	10.33%		18,394	1.30%		1.69%		(0.55%)		(0.94%)		70%

0.01		28.41	28.73%		3,172	1.15%		2.76%		0.25%		(1.36%)		24%
0.09		22.07	(35.76%)		2,326	1.08%		2.38%		0.18%		(1.13%)		57%
0.00	(b)	34.36	(8.76%)		3,189	1.22	% (d)	6.09	% (d)	(0.09	%) (d)	(4.95	%) (d)	71	% (e)

(e)   Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)  Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations			Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Total Distributions
WESTCORE SMALL-CAP VALUE FUND
Retail Class
12/31/09	$7.87	$0.11	$1.62	$1.62	$(0.10)	$(0.00)	$(0.10)
12/31/08	12.06	0.13	(4.20)	(4.07)	(0.13)	(0.00)	(0.13)
12/31/07	12.69	0.12	(0.54)	(0.42)	(0.12)	(0.09)	(0.21)
12/31/06 (a)	11.10	0.06	1.62	1.68	(0.09)	(0.00)	(0.09)
05/31/06	9.80	0.14	1.34	1.48	(0.11)	(0.07)	(0.18)
05/31/05	10.00	0.03	(0.23)	(0.20)	(0.00)	(0.00)	(0.00)
Institutional Class
12/31/09	7.87	0.13	1.62	1.75	(0.11)	(0.00)	(0.11)
12/31/08	12.06	0.14	(4.19)	(4.05)	(0.14)	(0.00)	(0.14)
12/31/07 (f)	13.42	0.05	(1.20)	(1.15)	(0.12)	(0.09)	(0.21)
WESTCORE MICRO-CAP OPPORTUNITY FUND (g)
Retail Class
12/31/09	7.53	0.02	1.14	1.16	(0.03)	(0.00)	(0.03)
12/31/08	10.00	0.04	(2.49)	(2.45)	(0.03)	(0.00)	(0.03)
WESTCORE INTERNATIONAL FRONTIER FUND
Retail Class
12/31/09	7.19	0.15	4.46	4.61	(0.13)	(0.00)	(0.13)
12/31/08	14.41	0.18	(7.23)	(7.05)	(0.17)	(0.00)	(0.17)
12/31/07	14.39	0.06	0.36	0.42	(0.09)	(0.31)	(0.40)
12/31/06 (a)	13.40	0.04	1.07	1.11	(0.12)	(0.00)	(0.12)
05/31/06	10.43	0.11	2.89	3.00	(0.00)	(0.03)	(0.03)
05/31/05	9.97	0.03	0.44	0.47	(0.01)	(0.00)	(0.01)
(a)  Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)  Less than $0.005 per share.
(c)  Total return not annualized for periods less than one full year.
(d)  Annualized.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.01		$9.51	22.08%		$192,180	1.30%		1.37%		1.38%		1.31%		33%
0.01		7.87	(33.57%)		148,135	1.30%		1.38%		1.51%		1.44%		45%
0.00	(b)	12.06	(3.38%)		161,792	1.30%		1.38%		1.25%		1.16%		35%
0.00	(b)	12.69	15.19	% (c)	58,343	1.30	%(d)	1.53	% (d)	1.24	% (d)	1.01	% (d)	19%
0.00	(b)	11.10	15.22%		37,797	1.30%		1.61%		1.47%		1.16%		43%
0.00	(b)	9.80	(2.00	%) (c)	16,032	1.30	% (d)	2.94	% (d)	1.33	% (d)	(0.31	%) (d)	27%

0.00	(b)	9.51	22.16%		52,278	1.20%		1.33%		1.53%		1.39%		33%
0.00	(b)	7.87	(33.51%)		20,684	1.21%		1.51%		1.80%		1.49%		45%
0.00	(b)	12.06	(8.58	%) (c)	6,051	1.20	% (d)	4.50	% (d)	1.76	% (d)	(1.55	%) (d)	35	% (e)

0.00	(b)	8.66	15.40%		1,924	1.30%		7.96%		0.27%		(6.39%)		130%
0.01		7.53	(24.33	%) (c)	1,104	1.30%		18.13%		1.06%		(15.77%)		60%

0.00	(b)	11.67	64.17%		32,356	1.50%		2.01%		1.68%		1.17%		65%
0.00	(b)	7.19	(48.86%)		18,282	1.50%		1.98%		1.47%		0.99%		70%
0.00	(b)	14.41	2.94%		40,680	1.50%		1.87%		0.40%		0.03%		78%
0.00	(b)	14.39	8.33	% (c)	35,629	1.50	%(d)	2.26	% (d)	0.33	%(d)	(0.43	%) (d)	93%
0.00	(b)	13.40	28.78%		36,517	1.50%		1.98%		1.12%		0.64%		38%
0.00	(b)	10.43	4.73%		21,397	1.50%		2.12%		0.31%		(0.31%)		52%

(e)  Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)  Period from September 28, 2007 (inception date) through December 31, 2007.
(g)  Period from June 23, 2008 (inception date) through December 31,2008.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations			Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)	Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments		Total Distributions	Net Asset Value Beginning of the Period
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/09	$6.12	$0.51	$1.86	$2.37	$(0.51)	$(0.00)		$(0.00)	$(0.51)
12/31/08	9.44	0.56	(3.26)	(2.70)	(0.62)	(0.00)		(0.01)	(0.61)
12/31/07	10.41	0.66	(0.99)	(0.33)	(0.60)	(0.03)		(0.01)	(0.64)
12/31/06(a)	9.86	0.39	0.56	0.95	(0.40)	(0.00)		(0.00)	(0.40)
05/31/06	9.97	0.74	(0.17)	0.57	(0.68)	(0.00)		(0.00)	(0.68)
05/31/05	9.76	0.71	0.17	0.88	(0.67)	(0.00)		(0.00)	(0.67)
Institutional Class
12/31/09	6.11	0.52	1.85	2.37	(0.52)	(0.00)		(0.00)	(0.52)
12/31/08	9.43	0.58	(3.27)	(2.69)	(0.63)	(0.00)		(0.01)	(0.62)
12/31/07(f)	9.97	0.15	(0.54)	(0.39)	(0.11)	(0.03)		(0.01)	(0.15)
WESTCORE PLUS BOND FUND
Retail Class
12/31/09	9.85	0.44	0.57	1.01	(0.44)	(0.00)		(0.00)	(0.44)
12/31/08	10.55	0.51	(0.70)	(0.19)	(0.51)	(0.00)		(0.00)	(0.51)
12/31/07	10.54	0.55	0.01	0.56	(0.55)	(0.00)		(0.00)	(0.55)
12/31/06(a)	10.28	0.33	0.25	0.58	(0.32)	(0.00)		(0.00)	(0.32)
05/31/06	10.70	0.57	(0.41)	0.16	(0.58)	(0.00	) (b)	(0.00)	(0.58)
05/31/05	10.62	0.59	0.14	0.73	(0.58)	(0.07)		(0.00)	(0.65)
Institutional Class
12/31/09	9.85	0.45	0.57	1.02	(0.45)	(0.00)		(0.00)	(0.45)
12/31/08	10.55	0.52	(0.70)	(0.18)	(0.52)	(0.00)		(0.00)	(0.52)
12/31/07(f)	10.45	0.13	0.11	0.24	(0.14)	(0.00)		(0.00)	(0.14)
WESTCORE COLORADO TAX-EXEMPT FUND
Retail Class
12/31/09	10.48	0.40	0.71	1.11	(0.40)	(0.00)		(0.00)	(0.40)
12/31/08	11.04	0.42	(0.56)	(0.14)	(0.42)	(0.00)		(0.00)	(0.42)
12/31/07	11.16	0.43	(0.12)	0.31	(0.43)	(0.00)		(0.00)	(0.43)
12/31/06(a)	11.00	0.25	0.16	0.41	(0.25)	(0.00)		(0.00)	(0.25)
05/31/06	11.32	0.42	(0.32)	0.10	(0.42)	(0.00)		(0.00)	(0.42)
05/31/05	11.23	0.41	0.10	0.51	(0.42)	(0.00)		(0.00)	(0.42)

(a)  Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(b)  Less than $0.005 per share.
(c)  Total return not annualized for periods less than one full year.
(d)  Annualized.

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers		Portfolio Turnover Rate

$0.00	(b)	$7.98	40.09%		$72,783	0.85%		0.91%		7.21%		7.15%		30%
0.00	(b)	6.12	(29.97%)		65,043	0.85%		0.92%		6.91%		6.83%		21%
0.00	(b)	9.44	(3.45%)		207,038	0.85%		0.92%		6.30%		6.23%		21%
0.00	(b)	10.41	9.80	% (c)	269,243	0.85	% (d)	0.96	% (d)	7.34	% (d)	7.23	% (d)	15%
0.00	(b)	9.86	5.94%		171,116	0.85%		0.93%		7.44%		7.36%		25%
0.00	(b)	9.97	9.15%		163,158	0.85%		0.97%		7.12%		7.00%		22%

0.00	(b)	7.96	40.30%		1,234	0.72%		3.98%		7.26%		4.00%		30%
0.00	(b)	6.11	(29.89%)		748	0.74%		3.21%		7.12%		4.65%		21%
0.00	(b)	9.43	(3.89	%) (c)	1,430	0.70	% (d)	7.26	% (d)	7.34	% (d)	0.78	% (d)	21	% (e)

0.00	(b)	10.42	10.42%		1,326,659	0.55%		0.81%		4.32%		4.05%		36%
0.00	(b)	9.85	(1.86%)		1,069,006	0.55%		0.81%		4.98%		4.72%		54%
0.00	(b)	10.55	5.42%		1,102,647	0.55%		0.82%		5.21%		4.94%		48%
0.00	(b)	10.54	5.75	% (c)	731,616	0.55	% (d)	0.86	% (d)	5.49	% (d)	5.17	% (d)	11%
0.00	(b)	10.28	1.48%		460,509	0.55%		0.89%		5.58%		5.24%		32%
0.00	(b)	10.70	6.97%		226,609	0.55%		1.00%		5.61%		5.16%		31%

0.00	(b)	10.42	10.56%		131,815	0.44%		0.73%		4.40%		4.11%		36%
0.00	(b)	9.85	(1.77%)		65,263	0.46%		0.73%		5.09%		4.82%		54%
0.00	(b)	10.55	2.27	% (c)	35,516	0.44	% (d)	1.30	% (d)	5.13	% (d)	4.28	% (d)	48	% (e)

0.00	(b)	11.19	10.71%		105,891	0.65%		0.90%		3.67%		3.42%		8%
0.00	(b)	10.48	(1.34%)		67,206	0.65%		0.91%		3.85%		3.59%		16%
0.00	(b)	11.04	2.84%		57,204	0.65%		0.95%		3.84%		3.54%		14%
0.00	(b)	11.16	3.77	% (c)	55,895	0.65	% (d)	0.98	% (d)	3.87	% (d)	3.53	% (d)	8%
0.00	(b)	11.00	0.93%		55,529	0.65%		0.98%		3.77%		3.44%		22%
0.00	(b)	11.32	4.55%		59,346	0.65%		1.07%		3.68%		3.26%		33%

(e)  Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(f)  Period from September 28, 2007 (inception date) through December 31, 2007.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust.

The Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds offer Retail Class shares.

The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information are valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

NOTES TO FINANCIAL STATEMENTS

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2009, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Frontier Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Federal Income Taxes –No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than- not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2005 through December 31, 2009, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended May 31, 2006 through December 31, 2009, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2009, each Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

	Expiring
	2013	2014	2015	2016	2017	Total
Westcore Growth Fund	$–	–	–	$(17,393,501)	$(25,964,731)	$(43,358,232)
Westcore MIDCO Growth Fund	–	–	–	(20,966,318)	(10,147,429)	(31,113,747)
Westcore Select Fund	–	–	–	(4,988,397)	–	(4,988,397)
Westcore Blue Chip Fund	–	–	–	(866,270)	(2,245,149)	(3,111,419)
Westcore Mid-Cap Value Fund	–	–	–	(8,929,534)	(7,328,000)	(16,257,534)
Westcore Small-Cap Opportunity Fund	–	–	–	(1,123,689)	(1,919,462)	(3,043,151)
Westcore Small-Cap Value Fund	–	–	–	(10,495,432)	(47,910,746)	(58,406,178)
Westcore Micro-Cap Opportunity Fund	–	–	–	(9,575)	(330,946)	(340,521)
Westcore International Frontier Fund	–	–	–	(3,157,045)	(8,018,392)	(11,175,437)
Westcore Flexible Income Fund	(18,958)	(340,539)	(775,600)	(20,255,986)	(9,408,999)	(30,800,082)
Westcore Plus Bond Fund	(130,618)	(1,089,201)	–	(5,231,790)	(1,145,250)	(7,596,859)
Westcore Colorado Tax-Exempt Fund	–	–	–	(35,227)	(22,684)	(57,911)

The Westcore MIDCO Growth, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore Flexible Income and Westcore Plus Bond elect to defer to their fiscal year ending December 31, 2010, approximately $853,188, $210,577, $2,388,205, $31,430, $1,047,479, $60,257 of capital losses recognized during the period from November 1, 2009 to December 31, 2009, respectively.  Additionally, Westcore International Frontier Fund elected to defer to its fiscal year ending December 31, 2010, approximately $8,375 of foreign currency losses recognized during the period from November 1, 2009 to December 31, 2009.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications.

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2009, each Fund recorded the following reclassifications to the accounts listed below:

	Paid-in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Net Gain/(Loss)
Westcore Growth Fund	$(61,636)	$61,636	$0
Westcore MIDCO Growth Fund	(199,154)	218,309	(19,155)
Westcore Select Fund	(106,373)	123,950	(17,577)
Westcore Blue Chip Fund	0	0	0
Westcore Mid-Cap Value Fund	0	0	0
Westcore Small-Cap Opportunity Fund	0	0	0
Westcore Small-Cap Value Fund	1	0	(1)
Westcore Micro-Cap Opportunity Fund	(10)	4,587	(4,577)
Westcore International Frontier Fund	0	(14,948)	14,948
Westcore Flexible Income Fund	(1,189,461)	(66,812)	1,256,273
Westcore Plus Bond Fund	665,581	(190,089)	(475,492)
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid during the year and the tax component of net assets were reported at the Funds’ year ended December 31, 2009.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Westcore Growth Fund
Ordinary Income	$55,805	$2,951,199
Long-Term Capital Gain	0	7,114,174
Total	$55,805	$10,065,373

Westcore MIDCO Growth Fund
Ordinary Income	$0	$371,890
Long-Term Capital Gain	0	5,630,138
Total	$0	$6,002,028

Westcore Select Fund
Ordinary Income	$0	$7,553
Long-Term Capital Gain	0	0
Total	$0	$7,553

Westcore Blue Chip Fund
Ordinary Income	$200,000	$307,736
Long-Term Capital Gain	0	49,758
Paid-in Capital	0	16,048
Total	$200,000	$373,542

NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31, 2009	Year Ended December 31, 2008
Westcore Mid-Cap Value Fund
Ordinary Income	$327,999	$595,101
Long-Term Capital Gain	0	57,071
Paid-in Capital	0	9,028
Total	$327,999	$661,200

Westcore Small-Cap Opportunity Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	1,053
Total	$0	$1,053

Westcore Small-Cap Value Fund
Ordinary Income	$2,569,998	$2,720,638
Long-Term Capital Gain	0	0
Paid-in Capital	0	54,127
Total	$2,569,998	$2,774,765

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$6,600	$4,905	(a)
Long-Term Capital Gain	0	0	(a)
Total	$6,600	$4,905	(a)

Westcore International Frontier Fund
Ordinary Income	$365,000	$398,817
Long-Term Capital Gain	0	0
Paid-in Capital	0	35,894
Total	$365,000	$434,711

Westcore Flexible Income Fund
Ordinary Income	$5,000,003	$10,402,288
Long-Term Capital Gain	0	0
Paid-in Capital	0	133,750
Total	$5,000,003	$10,536,038

Westcore Plus Bond Fund
Ordinary Income	$56,236,714	$58,161,774
Long-Term Capital Gain	0	0
Total	$56,236,714	$58,161,774

Westcore Colorado Tax-Exempt Fund
Ordinary Income	$2,380	$2,724
Tax-Exempt Income	3,083,221	2,342,991
Total	$3,085,601	$2,345,715

(a)    Period from June 23, 2008 (since inception) through December 31, 2008.

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund
(Over)/Undistributed net investment income	$0	$0	$0	$19,385
Accumulated net realized gain/(loss) on investments	(43,358,232)	(31,966,935)	(4,988,397)	(3,111,419)
Net unrealized appreciation/(depreciation) on investments	30,167,389	24,537,493	7,687,126	5,739,190
Effect of other timing differences	(34,263)	(354,586)	(8,351)	(39,218)
Total	$(13,225,106)	$(7,784,028)	$2,690,378	$2,607,938

	Westcore Mid-Cap Value Fund	Westcore Small-Cap Opportunity Fund	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund
(Over)/Undistributed net investment income	$14,536	$42,702	$244,058	$1,974
Accumulated net realized gain/(loss) on investments	(16,257,534)	(3,253,728)	(60,794,383)	(371,951)
Net unrealized appreciation/(depreciation) on investments	2,531,845	2,587,376	19,604,603	138,595
Effect of other timing differences	(7,991)	(31,926)	(10,101)	(33)
Total	$(13,719,144)	$(655,576)	$(40,955,823)	$(231,415)

	Westcore International Frontier Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
(Over)/Undistributed net investment income	$39,322	$9,968	$38,193	$11,290
Accumulated net realized gain/(loss) on investments	(11,175,437)	(31,847,561)	(7,657,116)	(57,911)
Net unrealized appreciation/(depreciation) on investments	4,320,217	(17,634,460)	(3,407,624)	2,307,860
Effect of other timing differences	(10,299)	(297,781)	(308,473)	(24,886)
Total	$(6,826,197)	$(49,769,834)	$(11,335,020)	$2,236,353

The effect of other timing differences primarily includes deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trusts (“REITs”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and on the Statement of Investments. These recharacterizations are reflected in the accompanying financial statements.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Frontier Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Securities Lending – The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders’ fees. When earned, these fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Funds did not loan securities during the year ended December 31, 2009.

Expenses:  Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class.  Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

NOTES TO FINANCIAL STATEMENTS

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2009, were as follows:

Westcore Growth Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$10,000	$225,304
Shareholder servicing reimbursement	115,589	0	0
Transfer agent fees	16,720	60	16,457
Fund accounting fees and expenses	0	7,500	42,644
Registration fees	13,768	14,757	0
Other	2,930	2,768	3,812

Westcore MIDCO Growth Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$4,015	$184,048
Shareholder servicing reimbursement	48,596	0	0
Transfer agent fees	30,307	138	22,588
Fund accounting fees and expenses	0	1,515	37,990
Registration fees	13,971	14,493	0
Other	2,930	1,212	3,994

Westcore Blue Chip Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$6,515	$63,885
Shareholder servicing reimbursement	7,263	0	0
Transfer agent fees	7,133	105	14,583
Fund accounting fees and expenses	0	4,015	34,399
Registration fees	15,210	2,179	0
Other	2,930	1,050	3,153
Westcore Small-Cap Opportunity Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$9,998	$45,718
Shareholder servicing reimbursement	11,620	0	0
Transfer agent fees	6,622	65	14,275
Fund accounting fees and expenses	0	7,500	35,735
Registration fees	13,415	14,370	0
Other	2,930	1,050	3,190

Westcore Small-Cap Value Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$3,329	$356,538
Shareholder servicing reimbursement	140,056	0	0
Transfer agent fees	6,038	747	13,942
Fund accounting fees and expenses	0	1,664	63,723
Registration fees	20,212	13,699	0
Other	2,930	1,050	2,336

NOTES TO FINANCIAL STATEMENTS

Westcore Flexible Income Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$10,000	$125,860
Shareholder servicing reimbursement	55,187	0	0
Transfer agent fees	18,078	30	16,789
Fund accounting fees and expenses	0	7,500	38,253
Registration fees	14,701	14,565	0
Other	2,930	1,050	1,131

Westcore Plus Bond Fund

	Retail Class	Institutional Class	Fund
Administrative fee	$0	$0	$2,346,780
Shareholder servicing reimbursement	1,025,938	0	0
Transfer agent fees	209,331	1,842	75,076
Fund accounting fees and expenses	0	0	322,616
Registration fees	58,491	19,296	0
Other	2,930	2,930	7,118

When-Issued Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment holdings include trades executed through the end of the last business day of the period. In addition, all shareholder transactions processed through the end of the last business day of the period are included in the beneficial interest transaction amounts. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2009, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

Westcore Equity Funds
	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	974,991	6,246,036	2,319,742	1,883,170
Institutional Class	57,404	47,846	773,740	4,904,044
Shares issued in reinvestment of distributions
Retail Class	4,466	1,302,485	0	1,187,025
Institutional Class	577	17,614	0	474,293
Shares redeemed
Retail Class	(6,979,430)	(9,873,842)	(4,031,172)	(9,904,576)
Institutional Class	(47,427)	(48,501)	(933,968)	(472,937)
Net increase/(decrease) in shares	(5,989,419)	(2,308,362)	(1,871,658)	(1,928,981)

	Westcore Select Fund		Westcore Blue Chip Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	2,814,042	1,209,869	98,128	81,200
Institutional Class	N/A	N/A	41,024	1,774,080
Shares issued in reinvestment of distributions
Retail Class	0	546	5,623	18,105
Institutional Class	N/A	N/A	11,125	25,584
Shares redeemed
Retail Class	(1,116,051)	(899,685)	(540,148)	(2,162,472)
Institutional Class	N/A	N/A	(221,728)	(117,867)
Net increase/(decrease) in shares	1,697,991	310,730	(605,976)	(381,370)

NOTES TO FINANCIAL STATEMENTS

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	698,029	773,875	571,325	199,899
Institutional Class	N/A	N/A	14,930	21,546
Shares issued in reinvestment of distributions
Retail Class	18,172	51,482	0	44
Institutional Class	N/A	N/A	0	6
Shares redeemed
Retail Class	(1,030,702)	(2,232,329)	(154,603)	(301,128)
Institutional Class	N/A	N/A	(8,625)	(9,002)
Net increase/(decrease) in shares	(314,501)	(1,406,972)	423,027	(88,635)

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Period Ended December 31, 2008 (a)
Shares issued and redeemed:
Shares sold
Retail Class	10,417,416	13,890,573	161,170	181,937
Institutional Class	3,921,472	2,845,149	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	169,664	293,953	748	708
Institutional Class	55,122	49,994	N/A	N/A
Shares redeemed
Retail Class	(9,200,562)	(8,785,153)	(86,467)	(35,938)
Institutional Class	(1,106,635)	(767,311)	N/A	N/A
Net increase/(decrease) in shares	4,256,477	7,527,205	75,451	146,707

(a) Period from June 23, 2008 (Inception date) through December 31, 2008.

	Westcore International Frontier Fund		Westcore Flexible Income Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	621,056	343,536	1,137,478	3,204,701
Institutional Class	N/A	N/A	134,284	27,582
Shares issued in reinvestment of distributions
Retail Class	26,401	49,615	665,101	1,217,655
Institutional Class	N/A	N/A	10,845	10,538
Shares redeemed
Retail Class	(418,890)	(672,666)	(3,308,883)	(15,738,472)
Institutional Class	N/A	N/A	(112,478)	(67,463)
Net increase/(decrease) in shares	228,567	(279,515)	(1,473,653)	(11,345,459)

NOTES TO FINANCIAL STATEMENTS

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Shares issued and redeemed:
Shares sold
Retail Class	54,728,578	46,150,827	4,837,708	2,288,929
Institutional Class	7,197,541	4,030,784	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,730,726	4,727,854	254,637	197,432
Institutional Class	279,584	179,758	N/A	N/A
Shares redeemed
Retail Class	(40,673,010)	(46,904,600)	(2,045,622)	(1,252,578)
Institutional Class	(1,450,910)	(952,495)	N/A	N/A
Net increase/(decrease) in shares	24,812,509	7,232,128	3,046,723	1,233,783

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

Westcore Equity Funds
	Westcore Growth Fund	Westcore MIDCO Growth Fund	Westcore Select Fund	Westcore Blue Chip Fund	Westcore Mid-Cap Value Fund
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$30,806,165	$25,123,014	$7,890,147	$7,386,754	$7,754,389
Gross depreciation (excess of tax cost over value)	(638,776)	(585,521)	(203,021)	(1,647,564)	(5,222,544)
Net unrealized appreciation/(depreciation)	$30,167,389	$24,537,493	$7,687,126	$5,739,190	$2,531,845
Cost of investment for income tax purposes	$92,694,043	$95,926,973	$59,183,611	$32,463,418	$45,650,612

	Westcore Small-Cap Opportunity Fund	Westcore Small-Cap Value Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Frontier Fund
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$6,208,297	$38,636,398	$254,400	$6,484,413
Gross depreciation (excess of tax cost over value)	(3,620,921)	(19,031,795)	(115,805)	(2,164,251)
Net appreciation of foreign currency and derivatives	0	0	0	55
Net unrealized appreciation/(depreciation)	$2,587,376	$19,604,603	$138,595	$4,320,217
Cost of investment for income tax purposes	$33,920,267	$225,663,847	$1,751,473	$28,090,475

Westcore Bond Funds

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Colorado Tax-Exempt Fund
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$3,057,207	$46,286,176	$3,233,429
Gross depreciation (excess of tax cost over value)	(20,691,667)	(49,693,800)	(925,569)
Net unrealized appreciation/(depreciation)	$(17,634,460)	$(3,407,624)	$2,307,860
Cost of investment for income tax purposes	$90,788,640	$1,448,204,273	$102,926,524

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS agreed to allocate the co-administration fee as shown in the chart below. ALPS is also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee. The fee is charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$ 0 - $9,999,999	$10,000
$ 10,000,000 - $19,999,999	$7,500
$ 20,000,000 - $29,999,999	$5,000
$ 30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS is entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund. The fee is charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

NOTES TO FINANCIAL STATEMENTS

The Trust has agreed to reimburse Denver Investments for a portion of the payments it makes to certain third party intermediaries for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by the Retail Class Trust Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts to determine the reimbursement amount.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses for each of the Funds until at least April 29, 2010 so that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively. Without such fee waivers, for the year ended December 31, 2009, the Total Annualized Fund Operating Expenses of the Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.16%, 1.26%, 1.26%, 1.64%, 1.37%, 7.96%, 2.01%, 0.91%, 0.81% and 0.90%, respectively.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 29, 2010. The Advisor will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the year ended December 31, 2009, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 2.55%, 1.03%, 1.14%, 2.76%, 1.33%, 3.98% and 0.73%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS receives from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Shareholders individually holding more than 5% of the retail class of the Westcore Fund’s outstanding shares as of December 31, 2009, constituted 18.99% of the Westcore Small-Cap Opportunity Fund and 30.82% of the Westcore Micro-Cap Opportunity Fund.  Included in the percentages above are holdings of Denver Investments and/or Denver Investments’ retirement savings plan representing 30.82% of the Westcore Micro-Cap Opportunity Fund.

Shareholders individually holding more than 5% of the institutional class of the Westcore Fund’s outstanding shares as of December 31, 2009, constituted 99.50% of the Westcore Growth Fund; 76.72% of the Westcore MIDCO Growth Fund; 95.42% of the Westcore Blue Chip Fund; 86.23% of the Westcore Small-Cap Opportunity Fund; 5.60% of the Westcore Small-Cap Value Fund; 99.92% of the Westcore Flexible Income Fund and 16.27% of the Westcore Plus Bond Fund.  Included in the percentages above are holdings of Denver Investments and/or Denver Investments’ retirement savings plan representing 92.79% of the Westcore Growth Fund; 21.90% of the Westcore MIDCO Growth Fund; 24.13% of the Westcore Blue Chip Fund; 54.41% of the Westcore Small-Cap Opportunity Fund and 99.92% of the Westcore Flexible Income Fund.

NOTES TO FINANCIAL STATEMENTS

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances

The three-tier hierarchy is summarized as follows:

1)    Level 1 - quoted prices in active markets for identical securities
2)    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
3)    Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$122,317,400	$–	$–	$122,317,400
Money Market Mutual Funds	544,032	–	–	544,032
Total	$122,861,432	$–	$–	$122,861,432

Westcore MIDCO Growth Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$117,429,967	$–	$–	$117,429,967
Money Market Mutual Funds	3,034,499	–	–	3,034,499
Total	$120,464,466	$–	$–	$120,464,466

Westcore Select Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$65,135,926	$–	$–	$65,135,926
Money Market Mutual Funds	1,734,811	–	–	1,734,811
Total	$66,870,737	$–	$–	$66,870,737

Westcore Blue Chip Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$37,840,895	$–	$–	$37,840,895
Money Market Mutual Funds	361,713	–	–	361,713
Total	$38,202,608	$–	$–	$38,202,608

Westcore Mid-Cap Value Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$48,134,981	$–	$–	$48,134,981
Money Market Mutual Funds	47,476	–	–	47,476
Total	$48,182,457	$–	$–	$48,182,457

Westcore Small-Cap Opportunity Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$34,633,905	$–	$–	$34,633,905
Money Market Mutual Funds	1,873,738	–	–	1,873,738
Total	$36,507,643	$–	$–	$36,507,643

NOTES TO FINANCIAL STATEMENTS

Westcore Small-Cap Value Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$241,812,818	$–	$–	$241,812,818
Money Market Mutual Funds	3,455,632	–	–	3,455,632
Total	$245,268,450	$–	$–	$245,268,450

Westcore Micro-Cap Opportunity Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$1,863,430	$–	$–	$1,863,430
Money Market Mutual Funds	26,638	–	–	26,638
Total	$1,890,068	$–	$–	$1,890,068

Westcore International Frontier Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$30,441,094	$–	$–	$30,441,094
Money Market Mutual Funds	1,969,543	–	–	1,969,543
Total	$32,410,637	$–	$–	$32,410,637

Westcore Flexible Income Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks	$492,263	$–	$–	$492,263
Convertible Preferred Stocks	1,207,125	–	–	1,207,125
Nonconvertible Preferred Stocks	2,171,243	460,000	801,000	3,432,243
Corporate Bonds	–	55,445,872	3,217,065	58,662,937
Asset-Backed Securities, Collateralized Obligations & Commercial Mortgage-Backed Securities	–	5,702,965	474,599	6,177,564
Money Market Mutual Funds	3,182,048	–	–	3,182,048
Total	$7,052,679	$61,608,837	$4,492,664	$73,154,180

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$1,680,356	$1,724,925	$2,082,600	$5,487,881
Corporate Bonds	–	647,487,210	21,022,358	668,509,568
Asset-Backed Securities, Collateralized Debt Obligations, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities, & Agency Mortgage-Backed Securities	–	466,630,559	514,762	467,145,321
U.S. Government & Agency Obligations	–	69,176,821	–	69,176,821
U.S. Treasury Bonds & Notes	196,252,204	–	–	196,252,204
Money Market Mutual Funds	38,224,854	–	–	38,224,854
Total	$236,157,414	$1,185,019,515	$23,619,720	$1,444,796,649

Westcore Colorado Tax-Exempt Fund
Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Municipal Bonds	$–	$97,506,468	$–	$97,506,468
Money Market Mutual Funds	7,727,916	–	–	7,727,916
Total	$7,727,916	$97,506,468	$–	$105,234,384

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2009. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
Investments in Securities	Balance as of December 31, 2008	Realized loss*	Change in unrealized appreciation/ (depreciation)*	Net purchases/ (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2009
Nonconvertible Preferred Stocks	$499,050	$(238,438)	$551,950	$(11,562)	$–	$801,000
Corporate Bonds	1,725,004	574	217,873	1,273,614	–	3,217,065
Asset-Backed Securities, Collateralized Obligations & Commercial Mortgage-Backed Securities	994,093	(489,810)	(78,558)	48,874	–	474,599
Total	$3,218,147	$(727,674)	$691,265	$1,310,926	$–	$4,492,664

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund
Investments in Securities	Balance as of December 31, 2008	Realized loss*	Change in unrealized appreciation/ (depreciation)*	Net purchases/ (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2009
Nonconvertible Preferred Stocks	$1,304,574	$(644,031)	$1,453,276	$(31,219)	$–	$2,082,600
Corporate Bonds	14,309,167	1,499	3,601,756	3,109,936	–	21,022,358
Asset-Backed Securities, Collateralized Debt Obligations, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities, & Agency Mortgage-Backed Securities	1,465,223	(489,810)	(260,195)	(200,456)	–	514,762
Total	$17,078,964	$(1,132,342)	$4,794,837	$2,878,261	$–	$23,619,720

*Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described in Footnote 2 of the Financial Statements. These fair value measurements typically utilize significant unobservable inputs (Level 3). In these instances, Denver Investments typically seeks to find an alternative independent source, such as a broker/dealer that is reasonably knowledgeable of the security to provide a price quote, typically by developing “indicative” pricing models similar to the models used by the independent pricing service described above. In addition, Denver Investments personnel may develop their own pricing estimates using similar techniques and modeling as described above.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ from the value determined upon sale of those investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the summary of inputs tables above. Applying this guidance did not have a material impact on the Funds’ financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Frontier Fund buys and sells securities denominated in currencies other than the U.S. dollar and it is the Fund’s standard practice to purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts to settle the transaction in the proper currency. The Fund does not typically enter into forward foreign currency exchange contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar-denominated investment securities.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk and credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2009, the Fund had the following spot/forward foreign currency contracts included on the statement of assets and liabilities:

Contracts Sold	Settlement Date	Unrealized Gain/Loss
285,513 Australian Dollars vs. 255,060 US Dollars	January 4, 2010	(1,401)
19,919 British Pound Sterling vs. 31,699 US Dollars	January 4, 2010	(474)

Contracts Sold	Settlement Date	Unrealized Gain/Loss
146,730 US Dollars vs. 13,493,223 Japanese Yen	January 4, 2010	(2,432)
105,561 US Dollars vs. 73,809 Euro Dollars	January 5, 2010	247
83,486 US Dollars vs. 7,677,258 Japanese Yen	January 5, 2010	(1,055)
73,080 US Dollars vs. 6,767,165 Japanese Yen	January 6, 2010	(420)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2009, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Westcore Growth Fund	$101,815,672	$153,160,641
Westcore MIDCO Growth Fund	119,352,572	128,206,910
Westcore Select Fund	108,662,860	86,135,712
Westcore Blue Chip Fund	7,254,131	12,768,963
Westcore Mid-Cap Value Fund	11,751,985	16,194,957
Westcore Small-Cap Opportunity Fund	15,059,471	5,915,637
Westcore Small-Cap Value Fund	96,193,458	63,924,738
Westcore Micro-Cap Opportunity Fund	2,299,204	1,700,605
Westcore International Frontier Fund	16,534,454	15,278,512
Westcore Flexible Income Fund	19,296,218	29,260,729
Westcore Plus Bond Fund	673,439,154	447,379,681
Westcore Colorado Tax-Exempt Fund	38,734,203	6,253,692

9. SUBSEQUENT EVENTS

In May 2009, in accordance with the FASB guidance, the Funds adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. Management has evaluated whether any events or transactions occurred subsequent to December 31, 2009 through the issuance date of the Funds’ financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND TO THE SHAREHOLDERS OF EACH PORTFOLIO OF THE WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, eleven of the portfolios of Westcore Trust (the “Trust”), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  We have also audited the statement of assets and liabilities of Westcore Micro-Cap Opportunity Fund, also a portfolio of the Trust, including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from June 23, 2008 (inception) to December 31, 2008, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the financial position of Westcore Micro-Cap Opportunity Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from June 23, 2008 (inception) to December 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 26, 2010

SHAREHOLDER TAX INFORMATION (UNAUDITED):

During the year ended December 31, 2009, 99.92% of the dividend paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 60.37%, 100.00%, 100.00%, 100.00%, 87.62%, 1.43% and 0.31% of the dividends paid by the Westcore Growth Fund, the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund from net investment income, respectively, qualify for the corporate dividends received deduction.

Also, during the fiscal year ended December 31, 2009, 93.80%, 100.00%, 100.00%, 100.00%, 89.26%, 100.00%, 1.43% and 0.31% of distributions of ordinary income by the Westcore Growth Fund, the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore International Frontier Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund, respectively, met the requirements regarding qualified dividend income.

During the year ended December 31, 2009, the Westcore Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Paid-In Capital	Total Distributions
Retail Class:
Westcore Growth Fund	$0.004455	$–	$–	$0.004455
Westcore MIDCO Growth Fund	–	–	–	–
Westcore Select Fund	–	–	–	–
Westcore Blue Chip Fund	0.045729	–	–	0.045729
Westcore Mid-Cap Value Fund	0.103289	–	–	0.103289
Westcore Small-Cap Opportunity Fund	–	–	–	–
Westcore Small-Cap Value Fund	0.099559	–	–	0.099559
Westcore Micro-Cap Opportunity Fund	0.029442	–	–	0.029442
Westcore International Frontier Fund	0.132121	–	–	0.132121
Westcore Flexible Income Fund	0.505049	–	–	0.505049
Westcore Plus Bond Fund	0.436771	–	–	0.436771
Westcore Colorado Tax-Exempt Fund	0.397726	–	–	0.397726

Institutional Class:
Westcore Growth Fund	$0.025735	$–	$–	$0.025735
Westcore MIDCO Growth Fund	–	–	–	–
Westcore Blue Chip Fund	0.064990	–	–	0.064990
Westcore Small-Cap Opportunity Fund	–	–	-	–
Westcore Small-Cap Value Fund	0.106180	–	–	0.106180
Westcore Flexible Income Fund	0.521862	–	–	0.521862
Westcore Plus Bond Fund	0.449998	–	–	0.449998

OTHER IMPORTANT INFORMATION

APPROVAL OF AGREEMENTS

On November 18, 2009, the Board of Trustees reviewed the Amended and Restated Investment Advisory Agreement between Denver Investment Advisors LLC (“Denver Investments”) and the Trust (the “Agreement”).

Prior to making its determination, the Board met in person on October 15, 2009 and November 18, 2009 and requested, received and reviewed detailed information from Denver Investments, including, among other things, information provided by a third party service comparing the performance, advisory fee and other expenses of each Fund to that of a relevant peer group and expense universe identified by such third party service.  The Board also received information from Denver Investments responsive to requests from independent counsel to assist the Board in its considerations, and reviewed such information.  In addition, the Board reviewed a memorandum from its independent counsel detailing the Board’s duties and responsibilities in considering renewal of the Agreement.

During the course of its deliberations, the Board, including a majority of the Trustees who are not interested persons under the 1940 Act (the “Independent Trustees”), reached the following conclusions, among others, regarding Denver Investments and the Agreement:

▪
Based on analysis of the information described above, the nature, extent and quality of services performed by Denver Investments are beneficial to the Westcore Funds’ shareholders, and Denver Investments has the institutional capabilities to continue to deliver those services.

▪
The relative performance of the Westcore Funds was generally fair to good although several of the Funds continued to significantly lag their peers or their benchmark for certain periods.  The Board discussed with Denver Investments the reasons behind such results, including the steps being undertaken by Denver Investments to seek to improve such performance, and was hopeful about the possibility of improved performance in the future with respect to each Fund.

▪
The management fees and other compensation paid by each Fund to Denver Investments are reasonable in relation to the nature, extent and quality of services provided, the fees and expenses of each Fund’s peer group and the fees charged to other generally comparable clients of Denver Investments, taking into account the differing needs and characteristics of such other clients.

▪	The overall expense ratio for each Fund is reasonable, taking into account various factors such as Fund size, quality of service, performance and contractual expense limitations (where applicable).

▪
Based on financial analyses provided by Denver Investments, Denver Investments was earning a profit on the Funds as a whole that was not unreasonable, although the profitability varied significantly by Fund.

▪
Under the current annual fund operating expenses, as adjusted because of the contractual expense limitations (where applicable), the Westcore Funds are equitably protected from operating expenses that would otherwise potentially be incurred in light of the lack of economies of scale at this time.

▪
The use of “soft” dollars in connection with the Funds is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Agreement for another year.

NOTES

Westcore Trustees and Officers:

Jack D. Henderson, Chairman
Mary K. Anstine, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
Robert L. Stamp, Trustee
Janice M. Teague, Trustee
Douglas M. Sparks, Trustee
James A. Smith, Trustee
Todger Anderson, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Patrick D. Buchanan, Asst. Treasurer
JoEllen L. Legg, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.  Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Robert Stamp as the registrant’s “audit committee financial expert.” Mr. Stamp is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $162,236 and $164,750, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees:  For the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $65,660 and $40,200, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions, as well as the preparation of state tax returns for the Westcore Flexible Income Fund as a result of its investments in certain Master Limited Partnerships.

(d)
All Other Fees:  For the registrant’s fiscal years ended December 31, 2009 and December 31, 2008, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)
Aggregate non-audit fees of $65,660 and $40,200 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2009 and December 31, 2008, respectively.  All such services were rendered to the registrant.

(h)	Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2010

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 9, 2010